UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21781

Pioneer Series Trust IV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: July 31, 2024

Date of reporting period: August 1, 2023 through January 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Balanced ESG Fund
Semiannual Report  |  January 31, 2024

A: AOBLX	C: PCBCX	K: PCBKX	R: CBPRX	Y: AYBLX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

visit us: www.amundi.com/us

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/241

Portfolio Summary  |  1/31/24
Portfolio Diversification

(As a percentage of total investments)*
Sector Distribution

(As a percentage of total investments)*
2Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

10 Largest Holdings

(As a percentage of total investments)*
1.	Alphabet, Inc., Class A	4.99%
2.	Microsoft Corp.	3.93
3.	Advanced Micro Devices, Inc.	2.27
4.	U.S. Treasury Notes, 4.50%, 9/30/30	2.01
5.	Eli Lilly & Co.	1.95
6.	Visa, Inc., Class A	1.81
7.	Medtronic Plc	1.70
8.	U.S. Treasury Bills, 2/6/24	1.68
9.	Cardinal Health, Inc.	1.65
10.	Adobe, Inc.	1.55
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(m)   Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/243

Prices and Distributions  |  1/31/24
Net Asset Value per Share
Class	1/31/24	7/31/23
A	$10.42	$ 9.95
C	$10.30	$ 9.84
K	$10.40	$ 9.92
R	$10.44	$ 9.97
Y	$10.51	$10.04

Distributions per Share: 8/1/23 - 1/31/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1163	$—	$—
C	$0.0878	$—	$—
K	$0.1339	$—	$—
R	$0.1084	$—	$—
Y	$0.1329	$—	$—
Index Definitions
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 5 - 9 .
4Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.32%	6.83%	12.62%	1.63%
5 Years	8.46	7.47	14.30	0.83
1 Year	11.66	6.63	20.82	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
0.97%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/245

Performance Update | 1/31/24	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2024)
Period	If Held	If Redeemed	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	6.52%	6.52%	12.62%	1.63%
5 Years	7.67	7.67	14.30	0.83
1 Year	10.89	9.89	20.82	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
1.71%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
6Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.57%	12.62%	1.63%
5 Years	8.79	14.30	0.83
1 Year	12.11	20.82	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
0.67%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/247

Performance Update | 1/31/24	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.11%	12.62%	1.63%
5 Years	8.17	14.30	0.83
1 Year	11.43	20.82	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
1.27%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
8Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and the Bloomberg US Aggregate Bond Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	S&P 500 Index	Bloomberg US Aggregate Bond Index
10 Years	7.61%	12.62%	1.63%
5 Years	8.81	14.30	0.83
1 Year	12.08	20.82	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
0.76%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/249

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on actual returns from August 1, 2023 through January 31, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,059.30	$1,055.90	$1,062.40	$1,058.40	$1,060.50
Expenses Paid During Period*	$4.87	$8.79	$3.27	$6.73	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, 1.70%, 0.63%, 1.30%, and 0.68% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the one-half year period).
10Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2023 through January 31, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,020.41	$1,016.59	$1,021.97	$1,018.60	$1,021.72
Expenses Paid During Period*	$4.77	$8.62	$3.20	$6.60	$3.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, 1.70%, 0.63%, 1.30%, and 0.68% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the one-half year period).
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2411

Schedule of Investments  |  1/31/24
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 101.1%
	Senior Secured Floating Rate Loan Interests — 0.1% of Net Assets*(a)
	Chemicals-Diversified — 0.0%†
39,300	LSF11 A5 HoldCo LLC, Term Loan, 8.947% (Term SOFR + 350 bps), 10/15/28	$ 39,152
	Total Chemicals-Diversified	$39,152

	Electric-Generation — 0.0%†
58,703	Generation Bridge Northeast LLC, Term Loan B, 9.583% (Term SOFR + 425 bps), 8/22/29	$ 59,051
	Total Electric-Generation	$59,051

	Finance-Leasing Company — 0.0%†
71,490	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.937% (Term SOFR + 150 bps), 2/12/27	$ 71,544
	Total Finance-Leasing Company	$71,544

	Medical-Wholesale Drug Distribution — 0.0%†
56,008	Owens & Minor, Inc., Term B-1 Loan, 9.198% (Term SOFR + 375 bps), 3/29/29	$ 56,166
	Total Medical-Wholesale Drug Distribution	$56,166

	Metal Processors & Fabrication — 0.0%†
97,750	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.591% (Term SOFR + 400 bps), 10/12/28	$ 97,628
	Total Metal Processors & Fabrication	$97,628

	REITS-Storage — 0.1%
164,937	Iron Mountain Information Management LLC, Incremental Term B Loan , 7.197% (LIBOR + 175 bps), 1/2/26	$ 164,680
	Total REITS-Storage	$164,680

	Total Senior Secured Floating Rate Loan Interests (Cost $486,340)	$488,221

Shares
	Common Stocks — 62.1% of Net Assets
	Automobiles — 0.8%
42,069	Honda Motor Co., Ltd. (A.D.R.)	$ 1,408,891
96,000	Subaru Corp.	1,950,917
	Total Automobiles	$3,359,808

The accompanying notes are an integral part of these financial statements.
12Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Shares		Value
	Beverages — 0.8%
19,155	PepsiCo., Inc.	$ 3,228,192
	Total Beverages	$3,228,192

	Biotechnology — 1.2%
30,973	AbbVie, Inc.	$ 5,091,961
	Total Biotechnology	$5,091,961

	Building Products — 1.0%
82,113	Johnson Controls International Plc	$ 4,326,534
	Total Building Products	$4,326,534

	Capital Markets — 2.6%
58,811	Bank of New York Mellon Corp.	$ 3,261,658
20,663	CME Group, Inc.	4,253,272
46,550	State Street Corp.	3,438,648
	Total Capital Markets	$10,953,578

	Chemicals — 0.4%
7,051	Air Products and Chemicals, Inc.	$ 1,803,011
	Total Chemicals	$1,803,011

	Communications Equipment — 2.7%
124,848	Cisco Systems, Inc.	$ 6,264,873
15,764	Motorola Solutions, Inc.	5,036,598
	Total Communications Equipment	$11,301,471

	Construction Materials — 1.3%
75,424	CRH Plc	$ 5,412,426
	Total Construction Materials	$5,412,426

	Electrical Equipment — 1.9%
17,505	Eaton Corp. Plc	$ 4,307,630
82,204	Prysmian S.p.A.	3,641,464
	Total Electrical Equipment	$7,949,094

	Electronic Equipment, Instruments & Components — 1.2%
15,227(b)	Keysight Technologies, Inc.	$ 2,333,690
17,225	TE Connectivity, Ltd.	2,449,223
	Total Electronic Equipment, Instruments & Components	$4,782,913

	Entertainment — 1.2%
52,897	Walt Disney Co.	$ 5,080,757
	Total Entertainment	$5,080,757

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2413

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Shares		Value
	Financial Services — 2.5%
42,809(b)	PayPal Holdings, Inc.	$ 2,626,332
27,520	Visa, Inc., Class A	7,520,115
	Total Financial Services	$10,146,447

	Food Products — 1.3%
53,529	Lamb Weston Holdings, Inc.	$ 5,483,511
	Total Food Products	$5,483,511

	Health Care Equipment & Supplies — 2.5%
8,075(b)	Intuitive Surgical, Inc.	$ 3,054,127
80,915	Medtronic Plc	7,083,299
	Total Health Care Equipment & Supplies	$10,137,426

	Health Care Providers & Services — 2.7%
62,955	Cardinal Health, Inc.	$ 6,874,057
14,855	Cigna Group	4,470,612
	Total Health Care Providers & Services	$11,344,669

	Hotels, Restaurants & Leisure — 1.9%
98,556	Cedar Fair LP	$ 4,018,128
5,061	Vail Resorts, Inc.	1,123,542
32,748	Wyndham Hotels & Resorts, Inc.	2,552,052
	Total Hotels, Restaurants & Leisure	$7,693,722

	Household Durables — 0.6%
26,564	Sony Group Corp. (A.D.R.)	$ 2,596,631
	Total Household Durables	$2,596,631

	Household Products — 0.6%
35,287	Reckitt Benckiser Group Plc	$ 2,552,573
	Total Household Products	$2,552,573

	Insurance — 1.5%
14,241	Chubb, Ltd.	$ 3,489,045
49,393	Sun Life Financial, Inc.	2,561,521
	Total Insurance	$6,050,566

	Interactive Media & Services — 5.0%
148,298(b)	Alphabet, Inc., Class A	$ 20,776,550
	Total Interactive Media & Services	$20,776,550

	Life Sciences Tools & Services — 0.5%
9,063(b)	IQVIA Holdings, Inc.	$ 1,887,188
	Total Life Sciences Tools & Services	$1,887,188

The accompanying notes are an integral part of these financial statements.
14Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Shares		Value
	Machinery — 0.8%
8,022	Deere & Co.	$ 3,157,299
	Total Machinery	$3,157,299

	Metals & Mining — 1.6%
9,458	Reliance Steel & Aluminum Co.	$ 2,699,502
102,274	Teck Resources, Ltd., Class B	4,091,983
	Total Metals & Mining	$6,791,485

	Oil, Gas & Consumable Fuels — 3.1%
28,028	Phillips 66	$ 4,044,721
57,291	Shell Plc (A.D.R.)	3,604,177
60,570	Targa Resources Corp.	5,146,027
	Total Oil, Gas & Consumable Fuels	$12,794,925

	Personal Care Products — 0.6%
112,006	Kenvue, Inc.	$ 2,325,245
	Total Personal Care Products	$2,325,245

	Pharmaceuticals — 2.7%
12,544	Eli Lilly & Co.	$ 8,098,532
19,479	Merck KGaA	3,208,165
	Total Pharmaceuticals	$11,306,697

	Professional Services — 0.7%
11,383	Automatic Data Processing, Inc.	$ 2,797,714
	Total Professional Services	$2,797,714

	Semiconductors & Semiconductor Equipment — 4.2%
56,434(b)	Advanced Micro Devices, Inc.	$ 9,463,418
12,083	Analog Devices, Inc.	2,324,286
4,130	Lam Research Corp.	3,407,952
23,708	Microchip Technology, Inc.	2,019,447
	Total Semiconductors & Semiconductor Equipment	$17,215,103

	Software — 6.3%
10,420(b)	Adobe, Inc.	$ 6,437,268
41,154	Microsoft Corp.	16,362,007
29,762	Oracle Corp.	3,324,415
	Total Software	$26,123,690

	Specialized REITs — 1.2%
20,196	Crown Castle, Inc.	$ 2,186,217
7,895	Digital Realty Trust, Inc.	1,108,932
1,894	Equinix, Inc.	1,571,584
	Total Specialized REITs	$4,866,733

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2415

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Shares		Value
	Specialty Retail — 3.0%
10,514	Home Depot, Inc.	$ 3,711,021
48,736	TJX Cos., Inc.	4,625,534
8,019(b)	Ulta Beauty, Inc.	4,025,939
	Total Specialty Retail	$12,362,494

	Technology Hardware, Storage & Peripherals — 1.6%
100,356(b)	Pure Storage, Inc., Class A	$ 4,013,236
1,888	Samsung Electronics Co., Ltd. (G.D.R.) (144A)	2,582,784
	Total Technology Hardware, Storage & Peripherals	$6,596,020

	Trading Companies & Distributors — 2.1%
54,840(b)	AerCap Holdings NV	$ 4,198,551
23,955	Ferguson Plc	4,500,186
	Total Trading Companies & Distributors	$8,698,737

	Total Common Stocks (Cost $164,483,371)	$256,995,170

Principal Amount USD ($)
	Asset Backed Securities — 2.2% of Net Assets
61,969	Accelerated LLC, Series 2021-1H, Class C, 2.35%, 10/20/40 (144A)	$ 56,766
300,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	303,878
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class C, 6.36%, 12/20/29 (144A)	101,654
300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 7.298% (1 Month Term SOFR + 196 bps), 8/15/34 (144A)	287,280
250,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class C, 7.646% (SOFR30A + 230 bps), 1/15/37 (144A)	241,109
400,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class C, 8.783% (1 Month Term SOFR + 345 bps), 5/15/37 (144A)	394,133
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-1A, Class B, 5.85%, 6/20/30 (144A)	101,354
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-1A, Class C, 6.48%, 6/20/30 (144A)	120,891
250,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class D, 9.376% (3 Month Term SOFR + 406 bps), 1/15/33 (144A)	248,885
189,784	Blackbird Capital II Aircraft Lease, Ltd., Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	166,398
The accompanying notes are an integral part of these financial statements.
16Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
160,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 7.646% (SOFR30A + 230 bps), 2/15/37 (144A)	$ 154,504
109,650	BXG Receivables Note Trust, Series 2018-A, Class C, 4.44%, 2/2/34 (144A)	105,485
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 8.514% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	242,578
100,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735%, 6/25/36 (144A)	95,122
125,237(c)	Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44 (144A)	120,369
150,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992%, 2/25/46 (144A)	113,780
200,000(c)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%, 10/27/31 (144A)	187,410
130,000(c)	CFMT LLC, Series 2022-HB9, Class M3, 3.25%, 9/25/37 (144A)	105,516
200,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	192,040
400,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	396,605
93,916	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	87,657
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/26 (144A)	492,824
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%, 2/27/51 (144A)	89,068
192,000	Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)	176,358
21,506	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	21,300
400,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.13%, 2/15/30	414,066
400,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	366,055
34,780	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%, 5/15/41 (144A)	31,798
160,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.18%, 8/15/29 (144A)	165,385
92,374(a)	Gracie Point International Funding, Series 2022-2A, Class A, 8.084% (SOFR30A + 275 bps), 7/1/24 (144A)	92,601
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 7.248% (1 Month Term SOFR + 191 bps), 9/17/36 (144A)	120,011
195,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	150,997
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2417

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
117,894	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	$ 106,029
165,655	Home Partners of America Trust, Series 2019-2, Class E, 3.32%, 10/19/39 (144A)	145,242
100,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.97%, 7/21/31 (144A)	102,720
460,000	HPEFS Equipment Trust, Series 2024-1A, Class D, 5.82%, 11/20/31 (144A)	460,587
300,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 7.999% (1 Month Term SOFR + 266 bps), 10/16/36 (144A)	281,743
35,370	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	31,466
86,930	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.10%, 4/20/46 (144A)	75,998
150,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85%, 4/20/62 (144A)	125,906
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%, 12/15/27 (144A)	97,347
100,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	98,385
92,809	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	89,343
227,533(a)	ReadyCap Lending Small Business Loan Trust, Series 2023-3, Class A, 8.57% (PRIME + 7 bps), 4/25/48 (144A)	229,066
250,000	Republic Finance Issuance Trust, Series 2021-A, Class A, 2.30%, 12/22/31 (144A)	237,762
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.53%, 12/22/31 (144A)	92,115
250,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.93%, 9/20/30 (144A)	234,868
64,414	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	59,716
325,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 7.296% (SOFR30A + 195 bps), 11/15/38 (144A)	315,649
120,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	105,712
105,000	VFI ABS LLC, Series 2023-1A, Class C, 9.26%, 12/24/29 (144A)	107,283
109,325	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%, 6/15/38 (144A)	104,104
The accompanying notes are an integral part of these financial statements.
18Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
29,043	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%, 3/20/34 (144A)	$ 28,816
191,392	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	182,333
	Total Asset Backed Securities (Cost $9,655,461)	$9,256,067

	Collateralized Mortgage Obligations—2.5% of Net Assets
425,000(c)	BINOM Securitization Trust, Series 2022-RPL1, Class M2, 3.00%, 2/25/61 (144A)	$ 300,872
100,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	88,669
500,000(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M3, 3.25%, 3/25/61 (144A)	415,862
658,837(c)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.989%, 5/25/51 (144A)	528,548
30,154(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 7.459% (SOFR30A + 211 bps), 1/25/40 (144A)	30,493
150,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, 8.345% (SOFR30A + 300 bps), 1/25/42 (144A)	153,750
210,000(a)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.295% (SOFR30A + 395 bps), 9/26/33 (144A)	215,268
240(a)	Federal Home Loan Mortgage Corp. REMICs, Series 1671, Class S, 6.11% (SOFR30A + 76 bps), 2/15/24	240
147,560	Federal Home Loan Mortgage Corp. REMICs, Series 3816, Class HA, 3.50%, 11/15/25	145,264
12,024(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3868, Class FA, 5.86% (SOFR30A + 51 bps), 5/15/41	11,824
100,305(a)(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.09% (SOFR30A + 644 bps), 8/15/42	12,910
80,147(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	14,503
105,359(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	20,353
13,441(a)	Federal National Mortgage Association REMICs, Series 2006-104, Class GF, 5.779% (SOFR30A + 43 bps), 11/25/36	13,256
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2419

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
18,536(a)	Federal National Mortgage Association REMICs, Series 2006-23, Class FP, 5.759% (SOFR30A + 41 bps), 4/25/36	$ 18,219
6,987(a)	Federal National Mortgage Association REMICs, Series 2007-93, Class FD, 6.009% (SOFR30A + 66 bps), 9/25/37	6,905
43,768(a)	Federal National Mortgage Association REMICs, Series 2011-63, Class FG, 5.909% (SOFR30A + 56 bps), 7/25/41	43,105
67,300(d)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	13,451
39,921(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class M2, 8.145% (SOFR30A + 280 bps), 10/25/50 (144A)	40,495
485,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B1, 8.695% (SOFR30A + 335 bps), 9/25/41 (144A)	496,755
400,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M2, 7.445% (SOFR30A + 210 bps), 9/25/41 (144A)	401,739
293,091(d)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	51,186
245,002(a)(d)	Government National Mortgage Association, Series 2020-9, Class SA, 0.000% (1 Month Term SOFR + 324 bps), 1/20/50	4,901
160,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	109,012
45,849(c)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	42,033
293,894(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class A4, 2.50%, 5/28/52 (144A)	234,564
68,968(a)	Home Re, Ltd., Series 2019-1, Class M1, 7.109% (SOFR30A + 176 bps), 5/25/29 (144A)	68,978
100,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	95,245
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B1, 3.295%, 9/25/56 (144A)	69,128
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	67,153
320,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	299,200
123,724(c)	JP Morgan Mortgage Trust, Series 2021-13, Class B1, 3.141%, 4/25/52 (144A)	99,776
The accompanying notes are an integral part of these financial statements.
20Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
281,107(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B2, 2.798%, 11/25/51 (144A)	$ 218,262
121,570(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1, 2.979%, 10/25/51 (144A)	97,438
800,000(c)	JP Morgan Mortgage Trust, Series 2022-2, Class A5A, 2.50%, 8/25/52 (144A)	499,109
210,000(c)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	143,696
664,845(c)	JP Morgan Mortgage Trust, Series 2022-8, Class B2, 4.677%, 1/25/53 (144A)	577,743
250,000(c)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.52%, 7/25/52 (144A)	155,062
334,592(c)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A15, 2.50%, 8/25/51 (144A)	267,046
300,000(c)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A5, 2.50%, 8/25/51 (144A)	188,399
43,647(c)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49 (144A)	39,790
300,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	248,746
31,948(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	29,661
77,406(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.709% (SOFR30A + 536 bps), 10/25/30 (144A)	78,824
557,187(c)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.478%, 4/25/51 (144A)	423,406
266,567(c)	Provident Funding Mortgage Trust, Series 2021-2, Class A9, 2.25%, 4/25/51 (144A)	213,087
150,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1A, 8.045% (SOFR30A + 270 bps), 7/25/33 (144A)	151,107
308,115(c)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%, 7/25/51 (144A)	246,299
274,097(c)	RCKT Mortgage Trust, Series 2021-4, Class B1A, 3.008%, 9/25/51 (144A)	219,864
385,000(c)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	260,565
35,346(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	31,049
308,159(c)	RMF Proprietary Issuance Trust, Series 2021-2, Class A, 2.125%, 9/25/61 (144A)	249,566
150,000(c)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	94,047
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2421

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
140,000(a)	Towd Point Mortgage Trust, Series 2019-HY1, Class B2, 7.60% (1 Month Term SOFR + 226 bps), 10/25/48 (144A)	$ 136,566
270,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1A, 8.745% (SOFR30A + 340 bps), 11/25/33 (144A)	274,266
400,000(c)	UWM Mortgage Trust, Series 2021-INV1, Class A5, 2.50%, 8/25/51 (144A)	252,923
675,000(c)	UWM Mortgage Trust, Series 2021-INV2, Class A5, 2.50%, 9/25/51 (144A)	426,869
55,726(c)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	53,001
365,255(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2020-5, Class B2, 2.913%, 9/25/50 (144A)	296,616
100,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	67,762
335,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	208,381
	Total Collateralized Mortgage Obligations (Cost $11,865,609)	$10,262,807

	Commercial Mortgage-Backed Securities—1.4% of Net Assets
300,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	$ 287,337
200,000(c)	Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.959%, 4/15/55	174,772
207,730	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A3, 3.963%, 6/10/51	199,477
8,218,436(c)(d)	COMM Mortgage Trust, Series 2014-CR18, Class XA, 1.069%, 7/15/47	7,625
615	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.877%, 4/15/37	607
250,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class AS, 4.174%, 11/15/48	241,037
12,771(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M1, 7.345% (SOFR30A + 200 bps), 1/25/51 (144A)	12,420
550,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.345% (SOFR30A + 400 bps), 11/25/51 (144A)	524,787
300,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.136%, 10/25/24	295,480
The accompanying notes are an integral part of these financial statements.
22Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
100,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.217%, 7/25/27 (144A)	$ 93,246
109,745(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 7.759% (SOFR30A + 241 bps), 6/25/26 (144A)	105,300
170,419(a)	FREMF Mortgage Trust, Series 2019-KF66, Class B, 7.859% (SOFR30A + 251 bps), 7/25/29 (144A)	156,931
250,000(c)	FREMF Trust, Series 2018-KW04, Class B, 4.061%, 9/25/28 (144A)	220,101
820,659(c)(d)	Government National Mortgage Association, Series 2017-21, Class IO, 0.633%, 10/16/58	27,940
400,000(a)	GS Mortgage Securities Corportation Trust, Series 2021-IP, Class D, 7.548% (1 Month Term SOFR + 221 bps), 10/15/36 (144A)	383,942
375,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	339,342
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	238,184
2,450,000(c)(d)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.203%, 6/15/51	11,879
250,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	231,177
250,000(a)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, 7.946% (1 Month Term SOFR + 261 bps), 7/15/36 (144A)	244,273
300,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.419%, 7/11/40 (144A)	266,112
150,000(a)	ORL Trust, Series 2023-GLKS, Class A, 7.684% (1 Month Term SOFR + 235 bps), 10/19/36 (144A)	150,328
50,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	28,500
500,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.40% (1 Month Term SOFR + 306 bps), 11/25/36 (144A)	475,327
125,000(c)	Soho Trust, Series 2021-SOHO, Class A, 2.786%, 8/10/38 (144A)	83,295
325,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 8.265% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	324,388
210,000(c)	THPT Mortgage Trust, Series 2023-THL, Class A, 7.227%, 12/10/34 (144A)	217,037
338,367(a)	TTAN, Series 2021-MHC, Class B, 6.548% (1 Month Term SOFR + 121 bps), 3/15/38 (144A)	334,560
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2423

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
994,549(c)(d)	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class XA, 1.021%, 9/15/57	$ 11,085
2,281,140(c)(d)	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class XA, 1.748%, 10/15/49	72,232
	Total Commercial Mortgage-Backed Securities (Cost $6,329,254)	$5,758,721

	Convertible Corporate Bonds — 1.7% of Net Assets
	REITs — 1.7%
4,484,000	PennyMac Corp., 5.50%, 3/15/26	$ 4,181,330
3,227,000	Redwood Trust, Inc., 7.75%, 6/15/27	3,017,245
	Total REITs	$7,198,575

	Total Convertible Corporate Bonds (Cost $7,140,650)	$7,198,575

	Corporate Bonds — 11.0% of Net Assets
	Aerospace & Defense — 0.1%
355,000	RTX Corp., 3.20%, 3/15/24	$ 353,731
	Total Aerospace & Defense	$353,731

	Airlines — 0.0%†
114,226	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%, 1/15/30 (144A)	$ 103,494
60,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	59,085
	Total Airlines	$162,579

	Auto Manufacturers — 0.4%
165,000	General Motors Financial Co., Inc., 3.10%, 1/12/32	$ 140,212
440,000	General Motors Financial Co., Inc., 6.10%, 1/7/34	453,637
410,000(a)	General Motors Financial Co., Inc., 6.115% (SOFR + 76 bps), 3/8/24	410,111
20,000	Hyundai Capital America, 5.40%, 1/8/31 (144A)	20,384
285,000	Hyundai Capital America, 5.80%, 4/1/30 (144A)	295,769
125,000	Hyundai Capital America, 6.20%, 9/21/30 (144A)	132,789
325,000	Mercedes-Benz Finance North America LLC, 4.85%, 1/11/29 (144A)	326,911
	Total Auto Manufacturers	$1,779,813

The accompanying notes are an integral part of these financial statements.
24Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Banks — 4.4%
400,000(c)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 320,301
200,000	ABN AMRO Bank NV, 4.80%, 4/18/26 (144A)	195,932
200,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	199,276
200,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	194,905
600,000(c)	Banco Santander S.A., 3.225% (1 Year CMT Index + 160 bps), 11/22/32	501,711
335,000(c)	Bank of America Corp., 2.572% (SOFR + 121 bps), 10/20/32	279,279
150,000(c)	Bank of New York Mellon Corp., 5.834% (SOFR + 207 bps), 10/25/33	158,713
565,000(c)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	512,864
445,000(c)	Barclays Plc, 5.746% (1 Year CMT Index + 300 bps), 8/9/33	448,543
2,235,000(c)(e)	Barclays Plc, 8.00% (5 Year CMT Index + 543 bps)	2,161,941
225,000(c)	BNP Paribas S.A., 2.159% (SOFR + 122 bps), 9/15/29 (144A)	196,547
260,000(c)	BNP Paribas S.A., 5.176% (SOFR + 152 bps), 1/9/30 (144A)	261,564
350,000(c)	BPCE S.A., 3.116% (SOFR + 173 bps), 10/19/32 (144A)	286,644
250,000(c)	BPCE S.A., 3.648% (5 Year CMT Index + 190 bps), 1/14/37 (144A)	207,168
270,000(c)	CaixaBank S.A., 6.84% (SOFR + 277 bps), 9/13/34 (144A)	287,180
220,000(c)	Citigroup, Inc., 2.52% (SOFR + 118 bps), 11/3/32	181,889
205,000(c)	Citigroup, Inc., 4.91% (SOFR + 209 bps), 5/24/33	200,840
85,000(c)	Citizens Financial Group, Inc., 5.841% (SOFR + 201 bps), 1/23/30	85,591
375,000(c)	Comerica Bank, 5.332% (SOFR + 261 bps), 8/25/33	344,747
630,000	Federation des Caisses Desjardins du Quebec, 5.25%, 4/26/29 (144A)	634,725
210,000(c)	Goldman Sachs Group, Inc., 2.65% (SOFR + 126 bps), 10/21/32	175,674
195,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month Term SOFR + 146 bps), 9/29/25	192,034
140,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month Term SOFR + 156 bps), 5/1/29	135,467
305,000(c)	HSBC Holdings Plc, 2.206% (SOFR + 129 bps), 8/17/29	266,915
335,000(c)	HSBC Holdings Plc, 2.871% (SOFR + 141 bps), 11/22/32	279,791
200,000(c)	HSBC Holdings Plc, 6.161% (SOFR + 197 bps), 3/9/29	206,740
200,000(c)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	186,678
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2425

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
585,000(c)(e)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	$ 433,520
250,000(c)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	256,178
380,000	Intesa Sanpaolo S.p.A., 7.80%, 11/28/53 (144A)	416,778
275,000(c)	JPMorgan Chase & Co., 2.545% (SOFR + 118 bps), 11/8/32	230,607
90,000(c)	JPMorgan Chase & Co., 4.586% (SOFR + 180 bps), 4/26/33	86,927
300,000(c)	JPMorgan Chase & Co., 5.04% (SOFR + 119 bps), 1/23/28	301,283
285,000(c)	Lloyds Banking Group Plc, 4.976% (1 Year CMT Index + 230 bps), 8/11/33	276,612
260,000(c)	Lloyds Banking Group Plc, 7.953% (1 Year CMT Index + 375 bps), 11/15/33	294,467
205,000(c)(e)	Lloyds Banking Group Plc, 8.00% (5 Year CMT Index + 391 bps)	200,984
300,000(c)	Macquarie Group, Ltd., 2.691% (SOFR + 144 bps), 6/23/32 (144A)	248,200
175,000(c)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	144,704
200,000(c)	Mitsubishi UFJ Financial Group, Inc., 2.494% (1 Year CMT Index + 97 bps), 10/13/32	167,441
175,000(c)	Morgan Stanley, 5.173% (SOFR + 145 bps), 1/16/30	176,505
290,000(c)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	284,350
65,000(c)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	66,368
585,000(c)(e)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	473,150
65,000(c)	PNC Financial Services Group, Inc., 5.30% (SOFR + 134 bps), 1/21/28	65,575
190,000(c)	PNC Financial Services Group, Inc., 6.875% (SOFR + 228 bps), 10/20/34	211,162
195,000(c)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	178,276
425,000(c)	Standard Chartered Plc, 6.296% (1 Year CMT Index + 258 bps), 7/6/34 (144A)	445,071
60,000(c)	Truist Financial Corp., 5.435% (SOFR + 162 bps), 1/24/30	60,511
200,000(c)	Truist Financial Corp., 7.161% (SOFR + 245 bps), 10/30/29	215,993
385,000(c)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	315,630
The accompanying notes are an integral part of these financial statements.
26Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Banks — (continued)
2,500,000(c)(e)	UBS Group AG, 4.875% (5 Year CMT Index + 340 bps) (144A)	$ 2,255,867
200,000(c)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	194,333
350,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	331,569
230,000(c)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	215,698
200,000(c)	UniCredit S.p.A., 7.296% (5 Year USD Swap Rate + 491 bps), 4/2/34 (144A)	206,862
530,000(c)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	415,796
80,000(c)	US Bancorp, 5.384% (SOFR + 156 bps), 1/23/30	80,948
	Total Banks	$18,355,024

	Biotechnology — 0.0%†
165,000	Amgen, Inc., 5.25%, 3/2/33	$ 168,327
	Total Biotechnology	$168,327

	Chemicals — 0.1%
236,000	Albemarle Corp., 5.05%, 6/1/32	$ 229,289
329,000	Albemarle Corp., 5.65%, 6/1/52	306,158
	Total Chemicals	$535,447

	Commercial Services — 0.3%
35,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 34,488
200,000	Ashtead Capital, Inc., 5.50%, 8/11/32 (144A)	198,936
200,000	Ashtead Capital, Inc., 5.95%, 10/15/33 (144A)	203,695
110,000	Element Fleet Management Corp., 1.60%, 4/6/24 (144A)	109,103
235,000	Element Fleet Management Corp., 6.319%, 12/4/28 (144A)	244,208
195,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	184,275
115,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	113,964
170,000	S&P Global, Inc., 5.25%, 9/15/33 (144A)	175,785
	Total Commercial Services	$1,264,454

	Diversified Financial Services — 1.1%
205,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 175,710
595,000	Air Lease Corp., 2.875%, 1/15/32	502,420
410,000	Ally Financial, Inc., 4.75%, 6/9/27	398,759
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2427

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
145,000(c)	Ally Financial, Inc., 6.848% (SOFR + 282 bps), 1/3/30	$ 149,693
45,000(c)	Ally Financial, Inc., 6.992% (SOFR + 326 bps), 6/13/29	46,608
55,000	Ally Financial, Inc., 8.00%, 11/1/31	60,856
245,000	Ameriprise Financial, Inc., 5.15%, 5/15/33	250,757
18,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	17,834
570,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	582,892
290,000(c)	Capital One Financial Corp., 2.359% (SOFR + 134 bps), 7/29/32	219,536
150,000	Capital One Financial Corp., 3.75%, 4/24/24	149,352
35,000(c)	Capital One Financial Corp., 5.247% (SOFR + 260 bps), 7/26/30	34,555
80,000(c)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	77,986
55,000(c)(f)	Capital One Financial Corp., 5.70% (SOFR + 191 bps), 2/1/30	55,536
95,000(c)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	94,892
140,000(c)	Capital One Financial Corp., 6.377% (SOFR + 286 bps), 6/8/34	145,464
220,000(c)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	227,895
30,000(f)	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	30,378
445,000	Nomura Holdings, Inc., 2.999%, 1/22/32	375,091
225,000	Nomura Holdings, Inc., 5.605%, 7/6/29	229,800
120,000	OneMain Finance Corp., 3.50%, 1/15/27	109,792
305,000	OneMain Finance Corp., 4.00%, 9/15/30	258,298
105,000	OneMain Finance Corp., 9.00%, 1/15/29	110,592
143,000	Raymond James Financial, Inc., 3.75%, 4/1/51	107,544
163,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	153,929
	Total Diversified Financial Services	$4,566,169

	Electric — 0.5%
195,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	$ 168,711
125,000	American Electric Power Co., Inc., 4.30%, 12/1/28	122,050
220,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54	196,932
76,000(g)	Dominion Energy, Inc., 3.071%, 8/15/24	74,879
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	202,916
121,000	New York State Electric & Gas Corp., 3.30%, 9/15/49 (144A)	81,058
185,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	186,559
The accompanying notes are an integral part of these financial statements.
28Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Electric — (continued)
390,000	PacifiCorp, 5.45%, 2/15/34	$ 395,271
205,000	Puget Energy, Inc., 2.379%, 6/15/28	183,495
133,000	Puget Energy, Inc., 4.10%, 6/15/30	122,208
120,000	Puget Energy, Inc., 4.224%, 3/15/32	109,572
200,000	Virginia Electric and Power Co., 4.45%, 2/15/44	177,149
	Total Electric	$2,020,800

	Energy-Alternate Sources — 0.0%†
35,226	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 30,278
	Total Energy-Alternate Sources	$30,278

	Food — 0.1%
215,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	$ 168,486
155,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	128,714
4,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	3,863
	Total Food	$301,063

	Gas — 0.2%
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 303,567
375,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	380,048
	Total Gas	$683,615

	Hand & Machine Tools — 0.0%†
125,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	$ 128,486
	Total Hand & Machine Tools	$128,486

	Healthcare-Products — 0.1%
48,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 47,320
244,000	Smith & Nephew Plc, 2.032%, 10/14/30	203,456
	Total Healthcare-Products	$250,776

	Insurance — 0.8%
185,000	Brown & Brown, Inc., 4.20%, 3/17/32	$ 171,012
435,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	376,975
180,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	149,169
385,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	288,140
875,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	964,727
160,000	Metropolitan Life Global Funding I, 5.15%, 3/28/33 (144A)	161,721
270,000(c)	Nippon Life Insurance Co., 2.75% (5 Year CMT Index + 265 bps), 1/21/51 (144A)	223,375
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2429

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Insurance — (continued)
200,000(c)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index + 260 bps), 9/16/51 (144A)	$ 165,105
79,000	Primerica, Inc., 2.80%, 11/19/31	66,969
305,000	Prudential Financial, Inc., 3.00%, 3/10/40	236,302
163,000	Prudential Financial, Inc., 3.878%, 3/27/28	158,658
110,000	Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)	94,328
110,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 (144A)	103,676
20,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	23,285
40,000	Willis North America, Inc., 2.95%, 9/15/29	35,964
	Total Insurance	$3,219,406

	Lodging — 0.1%
150,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	$ 150,316
405,000	Marriott International, Inc., 4.90%, 4/15/29	407,486
	Total Lodging	$557,802

	Machinery-Diversified — 0.1%
500,000	CNH Industrial Capital LLC, 1.875%, 1/15/26	$ 470,817
105,000	Nordson Corp., 5.80%, 9/15/33	110,926
	Total Machinery-Diversified	$581,743

	Mining — 0.2%
290,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	$ 254,139
250,000	Corp. Nacional del Cobre de Chile, 5.625%, 10/18/43 (144A)	232,904
270,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	250,425
	Total Mining	$737,468

	Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	$ 313,457
	Total Multi-National	$313,457

	Oil & Gas — 0.3%
600,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 514,547
400,000	Phillips 66 Co., 3.75%, 3/1/28	385,703
The accompanying notes are an integral part of these financial statements.
30Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Oil & Gas — (continued)
250,000	Sinopec Group Overseas Development 2014, Ltd., 4.375%, 4/10/24 (144A)	$ 249,598
162,000	Valero Energy Corp., 6.625%, 6/15/37	178,231
	Total Oil & Gas	$1,328,079

	Oil & Gas Services — 0.0%†
40,000(f)	Kodiak Gas Services LLC, 7.25%, 2/15/29 (144A)	$ 40,478
	Total Oil & Gas Services	$40,478

	Pharmaceuticals — 0.1%
117,000	AbbVie, Inc., 4.05%, 11/21/39	$ 105,847
40,000	CVS Health Corp., 5.25%, 1/30/31	40,709
250,000	CVS Health Corp., 5.25%, 2/21/33	253,074
	Total Pharmaceuticals	$399,630

	Pipelines — 0.3%
165,000(c)	Enbridge, Inc., 8.50% (5 Year CMT Index + 443 bps), 1/15/84	$ 176,401
189,000	MPLX LP, 4.95%, 3/14/52	167,929
180,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	156,086
20,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	20,214
120,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	121,180
45,000	Venture Global LNG, Inc., 9.50%, 2/1/29 (144A)	47,792
45,000	Williams Cos., Inc., 5.15%, 3/15/34	45,115
205,000	Williams Cos., Inc., 5.75%, 6/24/44	208,110
242,000	Williams Cos., Inc., 7.75%, 6/15/31	272,892
	Total Pipelines	$1,215,719

	REITs — 0.3%
19,000	Highwoods Realty LP, 2.60%, 2/1/31	$ 15,079
18,000	Highwoods Realty LP, 3.05%, 2/15/30	15,240
524,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	321,232
490,000	Simon Property Group LP , 5.50%, 3/8/33	506,591
205,000	UDR, Inc., 1.90%, 3/15/33	156,494
140,000	UDR, Inc., 4.40%, 1/26/29	135,500
	Total REITs	$1,150,136

	Retail — 0.4%
50,000	AutoNation, Inc., 1.95%, 8/1/28	$ 43,370
50,000	AutoNation, Inc., 2.40%, 8/1/31	40,001
140,000	AutoNation, Inc., 3.85%, 3/1/32	123,734
250,000	AutoNation, Inc., 4.75%, 6/1/30	240,396
565,000	Best Buy Co., Inc., 1.95%, 10/1/30	470,075
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2431

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Retail — (continued)
330,000	Darden Restaurants, Inc., 6.30%, 10/10/33	$ 351,335
335,000	Dollar Tree, Inc., 2.65%, 12/1/31	285,166
280,000	Lowe's Cos., Inc., 3.75%, 4/1/32	259,917
	Total Retail	$1,813,994

	Semiconductors — 0.4%
391,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	$ 317,624
125,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	117,892
60,000	Broadcom, Inc., 4.30%, 11/15/32	56,951
200,000	Foundry JV Holdco LLC, 5.875%, 1/25/34 (144A)	205,953
515,000	SK Hynix, Inc., 5.50%, 1/16/29 (144A)	520,606
269,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	230,460
	Total Semiconductors	$1,449,486

	Software — 0.1%
379,000	Autodesk, Inc., 2.40%, 12/15/31	$ 320,831
175,000	Infor, Inc., 1.75%, 7/15/25 (144A)	165,663
	Total Software	$486,494

	Telecommunications — 0.3%
215,000	Motorola Solutions, Inc., 2.30%, 11/15/30	$ 181,276
230,000	Motorola Solutions, Inc., 5.60%, 6/1/32	236,444
350,000	T-Mobile USA, Inc., 2.55%, 2/15/31	300,084
170,000	T-Mobile USA, Inc., 5.05%, 7/15/33	170,196
120,000	T-Mobile USA, Inc., 5.75%, 1/15/34	126,427
	Total Telecommunications	$1,014,427

	Transportation — 0.1%
250,000	FedEx Corp., 4.55%, 4/1/46	$ 222,431
	Total Transportation	$222,431

	Trucking & Leasing — 0.1%
98,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 7/1/27 (144A)	$ 95,870
255,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.55%, 5/1/28 (144A)	259,512
35,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 8/1/28 (144A)	36,327
	Total Trucking & Leasing	$391,709

	Total Corporate Bonds (Cost $47,826,814)	$45,523,021

The accompanying notes are an integral part of these financial statements.
32Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
Municipal Bonds — 0.1% of Net Assets(h)
Massachusetts — 0.0%†
100,000	Massachusetts Development Finance Agency, Federally Taxable, Series B, 4.844%, 9/1/43	$ 95,396
	Total Massachusetts	$ 95,396

Missouri — 0.0%†
100,000	Health & Educational Facilities Authority of the State of Missouri, Washington University, Series A, 3.685%, 2/15/47	$ 79,419
	Total Missouri	$ 79,419

Texas — 0.1%
100,000(i)	Central Texas Regional Mobility Authority, 1/1/25	$ 96,764
	Total Texas	$ 96,764

	Total Municipal Bonds (Cost $295,130)	$ 271,579

Shares
	Preferred Stock — 0.3% of Net Assets
	Automobiles — 0.3%
14,562(j)	Porsche AG (144A)	$ 1,245,124
	Total Automobiles	$1,245,124

	Total Preferred Stock (Cost $1,177,518)	$1,245,124

Principal Amount USD ($)
	Insurance-Linked Securities — 0.8% of Net Assets#
	Event Linked Bonds — 0.8%
	Multiperil – U.S. — 0.3%
250,000(a)	Four Lakes Re, 5.75%, (3 Month U.S. Treasury Bill + 575 bps), 1/7/27 (144A)	$ 253,750
250,000(a)	High Point Re, 11.082%, (3 Month U.S. Treasury Bill + 575 bps), 1/6/27 (144A)	249,100
250,000(a)	Mystic Re, 17.332%, (3 Month U.S. Treasury Bill + 1,200 bps), 1/8/27 (144A)	249,825
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2433

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
Multiperil – U.S. — (continued)
250,000(a)	Residential Re, 11.082%, (1 Month U.S. Treasury Bill + 575 bps), 12/6/27 (144A)	$ 251,750
250,000(a)	Sanders Re, 11.082%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/28 (144A)	249,992
$ 1,254,417

Multiperil – U.S. & Canada — 0.1%
250,000(a)	Galileo Re, 12.332%, (3 Month U.S. Treasury Bill + 700 bps), 1/7/28 (144A)	$ 253,900
Windstorm – Florida — 0.1%
500,000(a)	Everglades Re II, 11.937%, (1 Month U.S. Treasury Bill + 661 bps), 5/14/24 (144A)	$ 505,500
Windstorm – North Carolina — 0.1%
250,000(a)	Blue Ridge Re, 10.579%, (3 Month U.S. Treasury Bill + 525 bps), 1/8/27 (144A)	$ 252,100
250,000(a)	Cape Lookout Re, 9.029%, (1 Month U.S. Treasury Bill + 370 bps), 3/22/24 (144A)	249,750
$ 501,850

Windstorm – Texas — 0.1%
500,000(a)	Alamo Re, 12.512%, (3 Month U.S. Treasury Bill + 718 bps), 6/7/24 (144A)	$ 505,500
Windstorm – U.S. — 0.1%
250,000(a)	Bonanza Re, 10.242%, (3 Month U.S. Treasury Bill + 491 bps), 12/23/24 (144A)	$ 236,325
	Total Event Linked Bonds	$ 3,257,492

Face Amount USD ($)
	Reinsurance Sidecars — 0.0%†
	Multiperil – Worldwide — 0.0%†
100,000(b)(k) +	Sector Re V, 3/1/24 (144A)	$ 52,991
	Total Reinsurance Sidecars	$52,991

	Total Insurance-Linked Securities (Cost $3,324,903)	$3,310,483

The accompanying notes are an integral part of these financial statements.
34Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Foreign Government Bonds — 0.1% of Net Assets
	Philippines — 0.0%†
200,000	Philippine Government International Bond, 5.000%, 1/13/37	$ 199,445
	Total Philippines	$199,445

	Saudi Arabia — 0.1%
215,000	Saudi Government International Bond, 5.750%, 1/16/54 (144A)	$ 211,283
	Total Saudi Arabia	$211,283

	Total Foreign Government Bonds (Cost $470,505)	$410,728

	U.S. Government and Agency Obligations — 17.9% of Net Assets
1,398,637	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	$ 1,143,909
92,769	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	74,999
704,443	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	598,439
184,244	Federal Home Loan Mortgage Corp., 2.500%, 4/1/52	155,253
91,568	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	82,188
7,634	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	6,889
46,952	Federal Home Loan Mortgage Corp., 3.000%, 8/1/50	41,884
94,729	Federal Home Loan Mortgage Corp., 3.000%, 11/1/51	84,142
57,331	Federal Home Loan Mortgage Corp., 3.000%, 8/1/52	50,900
82,380	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	76,735
85,506	Federal Home Loan Mortgage Corp., 3.500%, 3/1/48	79,575
80,937	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	74,358
235,824	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	217,213
429,882	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	413,667
11,693	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	11,195
116,709	Federal Home Loan Mortgage Corp., 4.500%, 5/1/42	116,141
13,866	Federal Home Loan Mortgage Corp., 4.500%, 3/1/47	13,747
8,845	Federal Home Loan Mortgage Corp., 5.000%, 5/1/40	8,924
19,792	Federal Home Loan Mortgage Corp., 5.000%, 3/1/44	19,969
22,692	Federal Home Loan Mortgage Corp., 5.000%, 10/1/49	22,488
177,574	Federal Home Loan Mortgage Corp., 5.000%, 8/1/50	177,360
87,706	Federal Home Loan Mortgage Corp., 5.000%, 10/1/52	88,870
6,918	Federal Home Loan Mortgage Corp., 5.500%, 1/1/39	7,115
176,529	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	179,612
95,940	Federal Home Loan Mortgage Corp., 5.500%, 7/1/53	97,235
3,390	Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	3,533
7,228	Federal Home Loan Mortgage Corp., 6.000%, 10/1/38	7,530
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2435

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
99,174	Federal Home Loan Mortgage Corp., 6.000%, 4/1/53	$ 101,614
3,343	Federal Home Loan Mortgage Corp., 6.500%, 10/1/33	3,498
27,458	Federal Home Loan Mortgage Corp., 6.500%, 1/1/53	28,246
178,653	Federal Home Loan Mortgage Corp., 6.500%, 2/1/53	188,764
91,330	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	94,003
298,645	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	312,099
1,819,818	Federal National Mortgage Association, 1.500%, 3/1/42	1,488,551
400,000	Federal National Mortgage Association, 2.000%, 2/15/39 (TBA)	358,966
3,000,000	Federal National Mortgage Association, 2.000%, 2/15/39 (TBA)	2,418,625
178,660	Federal National Mortgage Association, 2.000%, 3/1/52	144,457
100,000	Federal National Mortgage Association, 2.500%, 2/15/39 (TBA)	92,086
16,269	Federal National Mortgage Association, 2.500%, 3/1/43	14,173
12,307	Federal National Mortgage Association, 2.500%, 4/1/43	10,721
5,479	Federal National Mortgage Association, 2.500%, 8/1/43	4,773
12,770	Federal National Mortgage Association, 2.500%, 4/1/45	10,997
18,814	Federal National Mortgage Association, 2.500%, 4/1/45	16,201
9,648	Federal National Mortgage Association, 2.500%, 8/1/45	8,308
391,805	Federal National Mortgage Association, 2.500%, 8/1/50	337,918
783,938	Federal National Mortgage Association, 2.500%, 5/1/51	670,087
261,186	Federal National Mortgage Association, 2.500%, 5/1/51	223,403
524,156	Federal National Mortgage Association, 2.500%, 11/1/51	449,285
868,111	Federal National Mortgage Association, 2.500%, 1/1/52	737,780
84,478	Federal National Mortgage Association, 2.500%, 2/1/52	72,282
776,226	Federal National Mortgage Association, 2.500%, 4/1/52	654,174
258,767	Federal National Mortgage Association, 2.500%, 4/1/52	220,535
1,293,977	Federal National Mortgage Association, 2.500%, 4/1/52	1,087,876
1,900,000	Federal National Mortgage Association, 2.500%, 2/1/54 (TBA)	1,597,590
27,632	Federal National Mortgage Association, 3.000%, 10/1/30	26,557
2,570	Federal National Mortgage Association, 3.000%, 5/1/46	2,294
4,166	Federal National Mortgage Association, 3.000%, 10/1/46	3,720
2,660	Federal National Mortgage Association, 3.000%, 1/1/47	2,375
9,939	Federal National Mortgage Association, 3.000%, 2/1/47	9,034
78,358	Federal National Mortgage Association, 3.000%, 3/1/47	70,974
39,890	Federal National Mortgage Association, 3.000%, 4/1/47	35,947
The accompanying notes are an integral part of these financial statements.
36Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
191,482	Federal National Mortgage Association, 3.000%, 8/1/50	$ 170,524
301,773	Federal National Mortgage Association, 3.000%, 2/1/51	268,347
278,427	Federal National Mortgage Association, 3.000%, 11/1/51	246,922
414,198	Federal National Mortgage Association, 3.000%, 1/1/52	367,889
186,547	Federal National Mortgage Association, 3.000%, 2/1/52	165,925
559,407	Federal National Mortgage Association, 3.000%, 3/1/52	501,077
95,189	Federal National Mortgage Association, 3.000%, 5/1/52	84,673
394,810	Federal National Mortgage Association, 3.000%, 6/1/52	345,617
3,100,000	Federal National Mortgage Association, 3.000%, 2/1/54 (TBA)	2,712,984
86,226	Federal National Mortgage Association, 3.000%, 2/1/57	75,120
5,533	Federal National Mortgage Association, 3.500%, 2/1/49	5,128
208,464	Federal National Mortgage Association, 3.500%, 5/1/49	195,899
140,333	Federal National Mortgage Association, 3.500%, 5/1/49	131,473
19,441	Federal National Mortgage Association, 3.500%, 4/1/52	17,702
75,323	Federal National Mortgage Association, 3.500%, 4/1/52	68,881
153,668	Federal National Mortgage Association, 3.500%, 4/1/52	141,540
170,930	Federal National Mortgage Association, 3.500%, 5/1/52	157,040
600,000	Federal National Mortgage Association, 3.500%, 2/1/54 (TBA)	546,045
69,734	Federal National Mortgage Association, 4.000%, 10/1/40	67,110
299,944	Federal National Mortgage Association, 4.000%, 4/1/44	288,630
144,761	Federal National Mortgage Association, 4.000%, 7/1/51	137,081
32,765	Federal National Mortgage Association, 4.000%, 9/1/51	31,086
36,514	Federal National Mortgage Association, 4.000%, 7/1/56	34,478
66,216	Federal National Mortgage Association, 4.000%, 1/1/57	62,440
96,694	Federal National Mortgage Association, 4.500%, 9/1/43	96,223
165,069	Federal National Mortgage Association, 4.500%, 12/1/43	162,674
61,370	Federal National Mortgage Association, 4.500%, 1/1/44	61,071
166,658	Federal National Mortgage Association, 4.500%, 6/1/44	165,846
791,269	Federal National Mortgage Association, 4.500%, 7/1/44	787,221
55,574	Federal National Mortgage Association, 4.500%, 8/1/47	55,094
43,246	Federal National Mortgage Association, 5.000%, 5/1/31	43,545
100,000	Federal National Mortgage Association, 5.000%, 2/15/39 (TBA)	100,281
9,470	Federal National Mortgage Association, 5.000%, 6/1/49	9,441
91,257	Federal National Mortgage Association, 5.000%, 10/1/50	91,232
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2437

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
95,056	Federal National Mortgage Association, 5.000%, 6/1/52	$ 94,314
280,189	Federal National Mortgage Association, 5.000%, 8/1/52	276,799
95,303	Federal National Mortgage Association, 5.000%, 4/1/53	94,140
90,000	Federal National Mortgage Association, 5.000%, 2/1/54 (TBA)	88,821
1,993	Federal National Mortgage Association, 5.500%, 3/1/34	2,029
4,127	Federal National Mortgage Association, 5.500%, 12/1/34	4,234
22,331	Federal National Mortgage Association, 5.500%, 10/1/35	22,858
8,647	Federal National Mortgage Association, 5.500%, 12/1/35	8,893
10,603	Federal National Mortgage Association, 5.500%, 12/1/35	10,905
5,745	Federal National Mortgage Association, 5.500%, 5/1/37	5,908
62,993	Federal National Mortgage Association, 5.500%, 5/1/38	64,787
500,000	Federal National Mortgage Association, 5.500%, 2/15/39 (TBA)	505,254
94,036	Federal National Mortgage Association, 5.500%, 4/1/50	95,678
179,162	Federal National Mortgage Association, 5.500%, 4/1/50	182,291
96,604	Federal National Mortgage Association, 5.500%, 1/1/53	97,583
90,393	Federal National Mortgage Association, 5.500%, 2/1/53	91,307
89,409	Federal National Mortgage Association, 5.500%, 4/1/53	89,880
92,410	Federal National Mortgage Association, 5.500%, 4/1/53	92,804
97,999	Federal National Mortgage Association, 5.500%, 7/1/53	99,330
800,000	Federal National Mortgage Association, 5.500%, 2/1/54 (TBA)	802,277
192	Federal National Mortgage Association, 6.000%, 9/1/29	197
648	Federal National Mortgage Association, 6.000%, 8/1/32	668
5,052	Federal National Mortgage Association, 6.000%, 12/1/33	5,182
4,559	Federal National Mortgage Association, 6.000%, 10/1/37	4,743
3,184	Federal National Mortgage Association, 6.000%, 12/1/37	3,313
47,995	Federal National Mortgage Association, 6.000%, 1/1/53	49,577
19,020	Federal National Mortgage Association, 6.000%, 1/1/53	19,561
96,682	Federal National Mortgage Association, 6.000%, 4/1/53	98,201
96,604	Federal National Mortgage Association, 6.000%, 5/1/53	99,687
92,864	Federal National Mortgage Association, 6.000%, 5/1/53	95,396
84,230	Federal National Mortgage Association, 6.000%, 6/1/53	86,587
96,528	Federal National Mortgage Association, 6.000%, 7/1/53	98,562
The accompanying notes are an integral part of these financial statements.
38Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
97,978	Federal National Mortgage Association, 6.000%, 7/1/53	$ 101,652
95,426	Federal National Mortgage Association, 6.000%, 7/1/53	99,505
193,779	Federal National Mortgage Association, 6.000%, 8/1/53	198,624
381,871	Federal National Mortgage Association, 6.000%, 9/1/53	387,113
3,774	Federal National Mortgage Association, 6.500%, 4/1/29	3,818
2,285	Federal National Mortgage Association, 6.500%, 7/1/29	2,372
6,566	Federal National Mortgage Association, 6.500%, 5/1/32	6,787
6,229	Federal National Mortgage Association, 6.500%, 9/1/32	6,526
2,858	Federal National Mortgage Association, 6.500%, 10/1/32	2,979
94,292	Federal National Mortgage Association, 6.500%, 3/1/53	97,640
93,305	Federal National Mortgage Association, 6.500%, 8/1/53	95,950
99,473	Federal National Mortgage Association, 6.500%, 8/1/53	102,947
67,801	Federal National Mortgage Association, 6.500%, 8/1/53	69,538
198,014	Federal National Mortgage Association, 6.500%, 9/1/53	203,016
94,718	Federal National Mortgage Association, 6.500%, 9/1/53	97,403
8,216	Federal National Mortgage Association, 7.000%, 1/1/36	8,520
300,000	Government National Mortgage Association, 3.000%, 2/15/39 (TBA)	267,961
300,000	Government National Mortgage Association, 3.500%, 2/15/39 (TBA)	276,725
60,000	Government National Mortgage Association, 4.000%, 2/15/39 (TBA)	56,999
100,000	Government National Mortgage Association, 4.500%, 2/15/39 (TBA)	97,357
300,000	Government National Mortgage Association, 5.000%, 2/15/39 (TBA)	298,006
200,000	Government National Mortgage Association, 5.500%, 2/15/39 (TBA)	201,279
300,000	Government National Mortgage Association, 6.000%, 2/15/39 (TBA)	304,576
200,000	Government National Mortgage Association, 6.500%, 2/15/39 (TBA)	204,419
62,456	Government National Mortgage Association I, 3.500%, 11/15/41	59,087
7,861	Government National Mortgage Association I, 3.500%, 10/15/42	7,438
106,915	Government National Mortgage Association I, 4.000%, 9/15/41	103,061
18,036	Government National Mortgage Association I, 4.000%, 4/15/45	17,368
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2439

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
30,549	Government National Mortgage Association I, 4.000%, 6/15/45	$ 29,551
18,332	Government National Mortgage Association I, 4.500%, 5/15/39	18,257
4,093	Government National Mortgage Association I, 5.500%, 8/15/33	4,220
7,445	Government National Mortgage Association I, 5.500%, 9/15/33	7,676
4,706	Government National Mortgage Association I, 6.000%, 10/15/33	4,897
8,012	Government National Mortgage Association I, 6.000%, 9/15/34	8,331
21,503	Government National Mortgage Association I, 6.000%, 9/15/38	22,393
1,112	Government National Mortgage Association I, 6.500%, 10/15/28	1,147
3,717	Government National Mortgage Association I, 6.500%, 5/15/31	3,843
5,034	Government National Mortgage Association I, 6.500%, 6/15/32	5,240
7,261	Government National Mortgage Association I, 6.500%, 12/15/32	7,541
10,619	Government National Mortgage Association I, 6.500%, 5/15/33	11,007
93	Government National Mortgage Association I, 7.000%, 8/15/28	95
1,875	Government National Mortgage Association I, 8.000%, 2/15/30	1,872
108,571	Government National Mortgage Association II, 4.000%, 9/20/52	103,108
25,112	Government National Mortgage Association II, 4.500%, 9/20/44	25,089
12,200	Government National Mortgage Association II, 4.500%, 10/20/44	12,191
23,935	Government National Mortgage Association II, 4.500%, 11/20/44	23,916
174,313	Government National Mortgage Association II, 4.500%, 9/20/52	169,765
9,012	Government National Mortgage Association II, 5.500%, 2/20/34	9,353
95,687	Government National Mortgage Association II, 5.500%, 9/20/52	96,396
The accompanying notes are an integral part of these financial statements.
40Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
11,486	Government National Mortgage Association II, 6.500%, 11/20/28	$ 11,747
706	Government National Mortgage Association II, 7.500%, 9/20/29	723
7,000,000(i)	U.S. Treasury Bills, 2/6/24	6,994,895
1,982,900	U.S. Treasury Bonds, 3.000%, 2/15/48	1,579,969
7,578,200	U.S. Treasury Bonds, 3.125%, 5/15/48	6,173,273
2,720,400	U.S. Treasury Bonds, 4.375%, 8/15/43	2,739,953
1,213,728	U.S. Treasury Inflation Indexed Bonds, 1.500%, 2/15/53	1,087,061
5,039,000	U.S. Treasury Notes, 1.125%, 2/15/31	4,203,825
2,500,000	U.S. Treasury Notes, 1.500%, 2/15/30	2,179,004
2,090,000	U.S. Treasury Notes, 2.875%, 5/15/32	1,932,923
353,000	U.S. Treasury Notes, 3.375%, 5/15/33	337,391
2,830,000	U.S. Treasury Notes, 3.500%, 2/15/33	2,733,714
1,800,000	U.S. Treasury Notes, 3.875%, 8/15/33	1,789,313
3,000,000	U.S. Treasury Notes, 4.500%, 9/30/28	3,092,578
8,034,600	U.S. Treasury Notes, 4.500%, 9/30/30	8,361,319
	Total U.S. Government and Agency Obligations (Cost $76,235,698)	$74,202,030

Shares
	SHORT TERM INVESTMENTS — 0.9% of Net Assets
	Open-End Fund — 0.9%
3,825,696(l)	Dreyfus Government Cash Management, Institutional Shares, 5.22%	$ 3,825,696
		$ 3,825,696

	TOTAL SHORT TERM INVESTMENTS (Cost $3,825,696)	$3,825,696

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.1% (Cost $333,116,949)	$418,748,222
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2441

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Shares		Net Realized Gain (Loss) for the period ended 1/31/24	Change in Unrealized Appreciation (Depreciation) for the period ended 1/31/24	Capital Gain Distributions for the period ended 1/31/24	Dividend Income for the period ended 1/31/24	Value
Affiliated Issuer — 0.3%
Closed-End Fund — 0.3% of Net Assets
130,805(m)	Pioneer ILS Interval Fund	$—	$(22,367)	$—	$126,210	$ 1,127,541
	Total Investments in Affiliated Issuer — 0.3% (Cost $1,292,999)					$ 1,127,541

	OTHER ASSETS AND LIABILITIES — (1.4)%					$ (5,816,571)
	net assets — 100.0%					$ 414,059,192

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At January 31, 2024, the value of these securities amounted to $49,135,777, or 11.9% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2024.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2024.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
The accompanying notes are an integral part of these financial statements.
42Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

(g)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at January 31, 2024.
(h)	Consists of Revenue Bonds unless otherwise indicated.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Issued as preference shares.
(k)	Issued as participation notes.
(l)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2024.
(m)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by the Adviser.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	11/15/2023	$506,000	$ 505,500
Blue Ridge Re	11/14/2023	250,000	252,100
Bonanza Re	12/15/2020	250,000	236,325
Cape Lookout Re	10/27/2023	249,505	249,750
Everglades Re II	10/27/2023	501,587	505,500
Four Lakes Re	12/8/2023	250,000	253,750
Galileo Re	12/4/2023	250,000	253,900
High Point Re	12/1/2023	250,000	249,100
Mystic Re	12/12/2023	250,000	249,825
Residential Re	11/7/2023	250,000	251,750
Sanders Re	1/16/2024	250,000	249,992
Sector Re V	4/23/2019	67,811	52,991
Total Restricted Securities			$3,310,483
% of Net assets			0.8%
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2443

Schedule of Investments  |  1/31/24
(unaudited) (continued)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
50	U.S. 2 Year Note (CBT)	3/28/24	$10,189,309	$10,282,812	$ 93,503
230	U.S. 5 Year Note (CBT)	3/28/24	24,476,870	24,929,845	452,975
30	U.S. 10 Year Note (CBT)	3/19/24	3,270,311	3,369,844	99,533
22	U.S. 10 Year Ultra Bond (CBT)	3/19/24	2,552,403	2,571,250	18,847
1	U.S. Ultra Bond (CBT)	3/19/24	129,003	129,219	216
			$40,617,896	$41,282,970	$665,074
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
4	U.S. Long Bond (CBT)	3/19/24	$ (475,365)	$ (489,375)	$ (14,010)
TOTAL FUTURES CONTRACTS			$40,142,531	$40,793,595	$651,064
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$17,372,074	$ 7,389,841
Other Long-Term Securities	$49,128,177	$69,779,371
At January 31, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $334,370,492 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 97,897,688
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,741,353)
Net unrealized appreciation	$ 86,156,335
The accompanying notes are an integral part of these financial statements.
44Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2024 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 488,221	$ —	$ 488,221
Common Stocks	256,995,170	—	—	256,995,170
Asset Backed Securities	—	9,256,067	—	9,256,067
Collateralized Mortgage Obligations	—	10,262,807	—	10,262,807
Commercial Mortgage-Backed Securities	—	5,758,721	—	5,758,721
Convertible Corporate Bonds	—	7,198,575	—	7,198,575
Corporate Bonds	—	45,523,021	—	45,523,021
Municipal Bonds	—	271,579	—	271,579
Preferred Stock	1,245,124	—	—	1,245,124
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	52,991	52,991
All Other Insurance-Linked Securities	—	3,257,492	—	3,257,492
Foreign Government Bonds	—	410,728	—	410,728
U.S. Government and Agency Obligations	—	74,202,030	—	74,202,030
Open-End Fund	3,825,696	—	—	3,825,696
Affiliated Closed-End Fund	1,127,541	—	—	1,127,541
Total Investments in Securities	$ 263,193,531	$156,629,241	$ 52,991	$ 419,875,763
Other Financial Instruments
Net unrealized appreciation on futures contracts	$ 651,064	$ —	$ —	$ 651,064
Total Other Financial Instruments	$ 651,064	$ —	$ —	$ 651,064
During the period ended January 31, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2445

Statement of Assets and Liabilities  |  1/31/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $333,116,949)	$418,748,222
Investments in affiliated issuers, at value (cost $1,292,999)	1,127,541
Cash	199,715
Foreign currencies, at value (cost $159)	165
Futures collateral	2,052,285
Variation margin for futures contracts	165,795
Receivables —
Investment securities sold	1,464,572
Fund shares sold	384,207
Dividends	185,800
Interest	1,320,317
Due from the Adviser	27,040
Other assets	54,845
Total assets	$ 425,730,504
LIABILITIES:
Payables —
Investment securities purchased	$ 11,238,681
Fund shares repurchased	169,467
Distributions	6
Trustees’ fees	1,685
Management fees	28,142
Administrative expenses	11,732
Distribution fees	14,395
Accrued expenses	207,204
Total liabilities	$ 11,671,312
NET ASSETS:
Paid-in capital	$338,223,876
Distributable earnings	75,835,316
Net assets	$ 414,059,192
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $275,785,755/26,455,947 shares)	$ 10.42
Class C (based on $33,708,936/3,272,664 shares)	$ 10.30
Class K (based on $35,680,922/3,431,840 shares)	$ 10.40
Class R (based on $4,415,354/423,117 shares)	$ 10.44
Class Y (based on $64,468,225/6,131,377 shares)	$ 10.51
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.42 net asset value per share/100%-4.50% maximum sales charge)	$ 10.91
The accompanying notes are an integral part of these financial statements.
46Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $545)	$ 3,552,057
Dividends from unaffiliated issuers (net of foreign taxes withheld $23,757)	2,500,790
Dividends from affiliated issuers	126,210
Total Investment Income		$ 6,179,057
EXPENSES:
Management fees	$ 1,007,531
Administrative expenses	71,247
Transfer agent fees
Class A	65,424
Class C	10,612
Class K	141
Class R	3,157
Class Y	45,328
Distribution fees
Class A	331,081
Class C	168,799
Class R	10,056
Shareholder communications expense	16,071
Custodian fees	2,715
Registration fees	44,158
Professional fees	38,528
Printing expense	29,090
Officers’ and Trustees’ fees	9,441
Insurance expense	3,325
Miscellaneous	68,126
Total expenses		$ 1,924,830
Less fees waived and expenses reimbursed by the Adviser		(40,205)
Net expenses		$ 1,884,625
Net investment income		$ 4,294,432
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$ 824
Investments in unaffiliated issuers	(6)
Futures contracts	(981,020)
Other assets and liabilities denominated in foreign currencies	13,916	$ (966,286)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$18,744,919
Investments in affiliated issuers	(22,367)
Futures contracts	1,185,172
Other assets and liabilities denominated in foreign currencies	(471)	$19,907,253
Net realized and unrealized gain (loss) on investments		$ 18,940,967
Net increase in net assets resulting from operations		$23,235,399
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2447

Statements of Changes in Net Assets
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 4,294,432	$ 7,970,004
Net realized gain (loss) on investments	(966,286)	(9,048,624)
Change in net unrealized appreciation (depreciation) on investments	19,907,253	25,700,270
Net increase in net assets resulting from operations	$ 23,235,399	$ 24,621,650
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.12 and $0.31 per share, respectively)	$ (3,083,757)	$ (8,818,454)
Class C ($0.09 and $0.25 per share, respectively)	(294,724)	(1,055,140)
Class K ($0.13 and $0.34 per share, respectively)	(475,362)	(619,119)
Class R ($0.11 and $0.28 per share, respectively)	(43,809)	(100,787)
Class Y ($0.13 and $0.33 per share, respectively)	(843,110)	(2,421,250)
Total distributions to shareholders	$ (4,740,762)	$ (13,014,750)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 21,493,768	$ 79,317,089
Reinvestment of distributions	4,667,651	12,781,779
Cost of shares repurchased	(46,165,048)	(96,329,928)
Net decrease in net assets resulting from Fund share transactions	$ (20,003,629)	$ (4,231,060)
Net increase (decrease) in net assets	$ (1,508,992)	$ 7,375,840
NET ASSETS:
Beginning of period	$415,568,184	$408,192,344
End of period	$ 414,059,192	$415,568,184
The accompanying notes are an integral part of these financial statements.
48Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

	Six Months Ended 1/31/24 Shares (unaudited)	Six Months Ended 1/31/24 Amount (unaudited)	Year Ended 7/31/23 Shares	Year Ended 7/31/23 Amount
Class A
Shares sold	895,363	$ 8,804,988	2,865,557	$ 26,869,048
Reinvestment of distributions	298,566	3,019,971	934,805	8,615,109
Less shares repurchased	(1,959,952)	(19,242,740)	(5,555,638)	(51,920,689)
Net decrease	(766,023)	$ (7,417,781)	(1,755,276)	$(16,436,532)
Class C
Shares sold	135,231	$ 1,321,459	302,886	$ 2,798,958
Reinvestment of distributions	29,429	294,724	115,665	1,054,662
Less shares repurchased	(543,781)	(5,250,876)	(1,339,715)	(12,410,536)
Net decrease	(379,121)	$ (3,634,693)	(921,164)	$ (8,556,916)
Class K
Shares sold	320,016	$ 3,148,044	3,547,274	$ 33,238,329
Reinvestment of distributions	47,251	475,362	66,599	619,119
Less shares repurchased	(800,580)	(7,870,441)	(550,872)	(5,126,715)
Net increase (decrease)	(433,313)	$ (4,247,035)	3,063,001	$ 28,730,733
Class R
Shares sold	59,065	$ 583,829	136,795	$ 1,266,678
Reinvestment of distributions	4,324	43,809	10,923	100,787
Less shares repurchased	(36,349)	(352,735)	(49,484)	(463,625)
Net increase	27,040	$ 274,903	98,234	$ 903,840
Class Y
Shares sold	776,970	$ 7,635,448	1,603,646	$ 15,144,076
Reinvestment of distributions	81,881	833,785	257,110	2,392,102
Less shares repurchased	(1,355,381)	(13,448,256)	(2,809,314)	(26,408,363)
Net decrease	(496,530)	$ (4,979,023)	(948,558)	$ (8,872,185)
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2449

Financial Highlights
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class A
Net asset value, beginning of period	$ 9.95	$ 9.66	$ 11.31	$ 9.72	$ 9.57	$ 9.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.19	$ 0.11	$ 0.12	$ 0.15	$ 0.18
Net realized and unrealized gain (loss) on investments	0.48	0.41	(0.85)	1.84	0.54	0.56
Net increase (decrease) from investment operations	$ 0.59	$ 0.60	$ (0.74)	$ 1.96	$ 0.69	$ 0.74
Distributions to shareholders:
Net investment income	$ (0.12)	$ (0.18)	$ (0.13)	$ (0.11)	$ (0.15)	$ (0.18)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)
Total distributions	$ (0.12)	$ (0.31)	$ (0.91)	$ (0.37)	$ (0.54)	$ (0.81)
Net increase (decrease) in net asset value	$ 0.47	$ 0.29	$ (1.65)	$ 1.59	$ 0.15	$ (0.07)
Net asset value, end of period	$ 10.42	$ 9.95	$ 9.66	$ 11.31	$ 9.72	$ 9.57
Total return (b)	5.93%(c)(d)	6.51%	(7.23)%	20.60%	7.55%	8.51%
Ratio of net expenses to average net assets	0.94%(e)	0.94%	0.95%	0.99%	0.99%	1.01%
Ratio of net investment income (loss) to average net assets	2.13%(e)	2.02%	1.07%	1.12%	1.65%	1.97%
Portfolio turnover rate	17%(d)	44%	40%	54%	65%	60%
Net assets, end of period (in thousands)	$275,786	$270,804	$279,982	$301,068	$233,421	$219,544
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.94%(e)	0.96%	0.95%	1.00%	1.04%	1.07%
Net investment income (loss) to average net assets	2.13%(e)	2.00%	1.07%	1.11%	1.60%	1.91%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the six months ended January 31, 2024, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class A's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
50Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class C
Net asset value, beginning of period	$ 9.84	$ 9.57	$ 11.21	$ 9.65	$ 9.50	$ 9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.12	$ 0.03	$ 0.04	$ 0.09	$ 0.11
Net realized and unrealized gain (loss) on investments	0.48	0.40	(0.84)	1.82	0.54	0.55
Net increase (decrease) from investment operations	$ 0.55	$ 0.52	$ (0.81)	$ 1.86	$ 0.63	$ 0.66
Distributions to shareholders:
Net investment income	$ (0.09)	$ (0.12)	$ (0.05)	$ (0.04)	$ (0.09)	$ (0.10)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)
Total distributions	$ (0.09)	$ (0.25)	$ (0.83)	$ (0.30)	$ (0.48)	$ (0.73)
Net increase (decrease) in net asset value	$ 0.46	$ 0.27	$ (1.64)	$ 1.56	$ 0.15	$ (0.07)
Net asset value, end of period	$ 10.30	$ 9.84	$ 9.57	$ 11.21	$ 9.65	$ 9.50
Total return (b)	5.59%(c)(d)	5.69%	(7.92)%	19.63%	6.82%	7.68%
Ratio of net expenses to average net assets	1.70%(e)	1.69%	1.68%	1.72%	1.72%	1.75%
Ratio of net investment income (loss) to average net assets	1.36%(e)	1.28%	0.33%	0.41%	0.92%	1.23%
Portfolio turnover rate	17%(d)	44%	40%	54%	65%	60%
Net assets, end of period (in thousands)	$33,709	$35,936	$43,776	$55,342	$56,387	$46,993
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.70%(e)	1.70%	1.69%	1.73%	1.76%	1.79%
Net investment income (loss) to average net assets	1.36%(e)	1.27%	0.32%	0.40%	0.88%	1.19%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the six months ended January 31, 2024, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class C's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2451

Financial Highlights  (continued)
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class K
Net asset value, beginning of period	$ 9.92	$ 9.64	$11.29	$ 9.71	$ 9.56	$ 9.63
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.22	$ 0.15	$ 0.15	$ 0.18	$ 0.20
Net realized and unrealized gain (loss) on investments	0.49	0.40	(0.85)	1.84	0.54	0.55
Net increase (decrease) from investment operations	$ 0.61	$ 0.62	$ (0.70)	$ 1.99	$ 0.72	$ 0.75
Distributions to shareholders:
Net investment income	$ (0.13)	$ (0.21)	$ (0.17)	$ (0.15)	$ (0.18)	$ (0.19)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)
Total distributions	$ (0.13)	$ (0.34)	$ (0.95)	$ (0.41)	$(0.57)	$(0.82)
Net increase (decrease) in net asset value	$ 0.48	$ 0.28	$ (1.65)	$ 1.58	$ 0.15	$ (0.07)
Net asset value, end of period	$ 10.40	$ 9.92	$ 9.64	$11.29	$ 9.71	$ 9.56
Total return (b)	6.24%(c)(d)	6.72%	(6.90)%	20.96%	7.93%	8.72%
Ratio of net expenses to average net assets	0.63%(e)	0.65%	0.65%	0.65%	0.65%	0.76%
Ratio of net investment income (loss) to average net assets	2.43%(e)	2.35%	1.44%	1.43%	1.95%	2.21%
Portfolio turnover rate	17%(d)	44%	40%	54%	65%	60%
Net assets, end of period (in thousands)	$35,681	$38,360	$7,732	$2,575	$ 606	$ 281
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.64%(e)	0.66%	0.65%	0.70%	0.71%	0.81%
Net investment income (loss) to average net assets	2.42%(e)	2.34%	1.44%	1.38%	1.89%	2.16%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the six months ended January 31, 2024, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class K's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
52Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class R
Net asset value, beginning of period	$ 9.97	$ 9.68	$11.33	$ 9.75	$ 9.59	$ 9.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.16	$ 0.09	$ 0.09	$ 0.12	$ 0.15
Net realized and unrealized gain (loss) on investments	0.49	0.41	(0.86)	1.83	0.56	0.56
Net increase (decrease) from investment operations	$ 0.58	$ 0.57	$ (0.77)	$ 1.92	$ 0.68	$ 0.71
Distributions to shareholders:
Net investment income	$ (0.11)	$ (0.15)	$ (0.10)	$ (0.08)	$ (0.13)	$ (0.13)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)
Total distributions	$ (0.11)	$ (0.28)	$ (0.88)	$ (0.34)	$ (0.52)	$ (0.76)
Net increase (decrease) in net asset value	$ 0.47	$ 0.29	$ (1.65)	$ 1.58	$ 0.16	$ (0.05)
Net asset value, end of period	$10.44	$ 9.97	$ 9.68	$11.33	$ 9.75	$ 9.59
Total return (b)	5.84%(c)(d)	6.19%	(7.45)%	20.12%	7.32%	8.24%
Ratio of net expenses to average net assets	1.30%(e)	1.25%	1.20%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.77%(e)	1.73%	0.84%	0.81%	1.32%	1.65%
Portfolio turnover rate	17%(d)	44%	40%	54%	65%	60%
Net assets, end of period (in thousands)	$4,415	$3,948	$2,884	$2,383	$2,047	$1,363
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.31%(e)	1.26%	1.20%	1.45%	1.59%	1.77%
Net investment income (loss) to average net assets	1.76%(e)	1.72%	0.84%	0.66%	1.03%	1.18%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the six months ended January 31, 2024, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class R's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2453

Financial Highlights  (continued)
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class Y
Net asset value, beginning of period	$ 10.04	$ 9.74	$ 11.39	$ 9.79	$ 9.64	$ 9.71
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.22	$ 0.14	$ 0.15	$ 0.19	$ 0.21
Net realized and unrealized gain (loss) on investments	0.48	0.41	(0.85)	1.86	0.54	0.55
Net increase (decrease) from investment operations	$ 0.60	$ 0.63	$ (0.71)	$ 2.01	$ 0.73	$ 0.76
Distributions to shareholders:
Net investment income	$ (0.13)	$ (0.20)	$ (0.16)	$ (0.15)	$ (0.19)	$ (0.20)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)	(0.63)
Total distributions	$ (0.13)	$ (0.33)	$ (0.94)	$ (0.41)	$ (0.58)	$ (0.83)
Net increase (decrease) in net asset value	$ 0.47	$ 0.30	$ (1.65)	$ 1.60	$ 0.15	$ (0.07)
Net asset value, end of period	$ 10.51	$ 10.04	$ 9.74	$ 11.39	$ 9.79	$ 9.64
Total return (b)	6.05%(c)(d)	6.85%	(6.95)%	20.99%	7.95%	8.77%
Ratio of net expenses to average net assets	0.68%(e)	0.65%	0.65%	0.65%	0.65%	0.69%
Ratio of net investment income (loss) to average net assets	2.39%(e)	2.32%	1.37%	1.46%	1.99%	2.29%
Portfolio turnover rate	17%(d)	44%	40%	54%	65%	60%
Net assets, end of period (in thousands)	$64,468	$66,521	$73,819	$71,290	$53,142	$33,930
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.78%(e)	0.75%	0.75%	0.77%	0.82%	0.84%
Net investment income (loss) to average net assets	2.29%(e)	2.22%	1.27%	1.34%	1.82%	2.14%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the six months ended January 31, 2024, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class Y's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
54Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Notes to Financial Statements  |  1/31/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Balanced ESG Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2455

appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or
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other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The
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Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
During the six months ended January 31, 2024, the Fund realized a loss of $824 due to an operational error. The Adviser voluntarily reimbursed the Fund for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
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C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of January 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities
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held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$ 7,519,615
Long-term capital gains	5,495,135
Total	$13,014,750
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 862,187
Capital loss carryforward	(9,770,119)
Net unrealized appreciation	66,248,611
Total	$ 57,340,679
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, the mark to market of futures contracts, and tax basis adjustments on partnership holdings.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,428 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
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Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.
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For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Adviser allocates the Fund's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the Fund's net assets. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly
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all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
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The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	TBA Purchase and Sales Commitments
The Fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of January 31, 2024, no collateral was pledged by the Fund. Collateral received from counterparties totaled $0 for TBAs.
I.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
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Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at January 31, 2024 are listed in the Schedule of Investments.
J.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These
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securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at January 31, 2024 is listed in the Schedule of Investments.
K.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
As of and for the six months ended January 31, 2024, the Fund had no open repurchase agreements.
L.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at
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January 31, 2024 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the six months ended January 31, 2024 were $43,974,447 and $732,685, respectively. Open futures contracts outstanding at January 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended January 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended January 31, 2024, the Adviser waived $9,458 in management fees with respect to the Fund, which is reflected on the Statement of Operations as a fee waiver.
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Effective December 1, 2023, the Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.75%, 1.30% and 0.75% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Prior to December 1, 2023, the Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $28,142 in management fees payable to the Adviser at January 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended January 31, 2024, the Fund paid $9,441 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,685 and a payable for administrative expenses of $11,732, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$11,922
Class C	1,516
Class K	568
Class R	423
Class Y	1,642
Total	$ 16,071
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $14,395 in distribution fees payable to the Distributor at January 31, 2024.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original
70Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2024, CDSCs in the amount of $3,739 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. For the six months ended January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender's commitment. For the six months ended January 31, 2024, the Fund had no borrowings under the credit facility.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2471

7. Transactions in Underlying Funds
An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At January 31, 2024, the value of the Fund’s investments in affiliated issuers was $1,127,541, which represents 0.3% of the Fund’s net assets.
Transactions in affiliated issuers by the Fund for the six months ended January 31, 2024 were as follows:
Name of the Affiliated Issuer	Value at July 31, 2023	Purchases Costs	Change in Net Unrealized Appreciation/ (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at January 31, 2024	Value at January 31, 2024
Pioneer ILS Interval Fund	$1,023,698	$ —	$ (22,367)	$ —	$126,210	$ —	130,805	$1,127,541
Total	$ 1,023,698	$—	$(22,367)	$—	$126,210	$—	130,805	$1,127,541
Annual and semi-annual reports for the Pioneer ILS Interval Fund are available on the funds’ web page(s) at www.amundi.com/us.
72Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$665,074	$ —	$ —	$ —	$ —
Total Value	$ 665,074	$—	$—	$—	$—
Liabilities
Net unrealized depreciation on futures contracts*	$ 14,010	$ —	$ —	$ —	$ —
Total Value	$ 14,010	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2473

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (981,020)	$ —	$ —	$ —	$ —
Total Value	$ (981,020)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$1,185,172	$ —	$ —	$ —	$ —
Total Value	$1,185,172	$—	$—	$—	$—
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of January 31, 2024, the Fund had the following unfunded loan commitment outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
CSG Elevate II, Inc., Bridge Term Loan	$305,000	$305,000	$305,000	$—
10. Subsequent Events
The Fund has a policy to invest at least 80% of its assets in securities of issuers that Amundi US believes adhere to the Fund’s environmental, social and governance (ESG) criteria.
Effective April 1, 2024, the following reflects the Fund’s modified 80% investment policy:
Principal investment strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the investment adviser believes adhere to the Fund’s ESG criteria.
74Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of alcohol, tobacco products, and controversial military weapons consisting of cluster weapons, anti-personnel mines, and biological and chemical weapons, and the operation of coal mines and gambling casinos and other gaming businesses.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2475

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Balanced ESG Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
76Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’s integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US's costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2477

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Trust’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.  The Trustees considered an increase to the expense limit for each of the Fund’s Class K shares and Class Y shares that would be effective December 1, 2023.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in
78Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2479

reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
80Pioneer Balanced ESG Fund | Semiannual Report | 1/31/24

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/2481

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 18831-18-0324

Pioneer Multi-Asset Income Fund
Semiannual Report  |  January 31, 2024

A: PMAIX	C: PMACX	K: PMFKX	R: PMFRX	Y: PMFYX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

visit us: www.amundi.com/us

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/241

Portfolio Summary  |  1/31/24
Portfolio Diversification

(As a percentage of total investments)*
Sector Distribution

(As a percentage of total investments)*
2Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

10 Largest Holdings

(As a percentage of total investments)*
1.	International Business Machines Corp.	2.70%
2.	ABN AMRO Bank NV, (C.V.A.) (144A)	2.63
3.	MPLX LP	2.17
4.	Energy Transfer LP	2.05
5.	KB Financial Group, Inc.	1.97
6.	Shell Plc (A.D.R.)	1.83
7.	Sanofi S.A.	1.80
8.	Pfizer, Inc.	1.75
9.	State Street Corp.	1.46
10.	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	1.45
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†  Amount rounds to less than 0.1%.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/243

Prices and Distributions  |  1/31/24
Net Asset Value per Share
Class	1/31/24	7/31/23
A	$11.24	$11.32
C	$11.20	$11.28
K	$11.56	$11.64
R	$11.23	$11.32
Y	$11.20	$11.28

Distributions per Share: 8/1/23 - 1/31/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.4680	$—	$—
C	$0.4239	$—	$—
K	$0.4945	$—	$—
R	$0.4491	$—	$—
Y	$0.4785	$—	$—
Index Definitions
The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. The MSCI All Country World NR Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 6 – 10.
MSCI Disclaimer:
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties
4Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

(including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)
The Global Industry Classification Standard (GICS) SM was developed by and is the exclusive property and a service mark of Standard & Poor's and MSCI. Neither Standard & Poor's, MSCI nor any other party involved in making or compiling any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the forgoing, in not event shall Standard &Poor's, MSCI, any of their affiliates or any third party involved in making or compiling any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/245

Performance Update | 1/31/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	5.68%	5.20%	1.63%	8.43%
5 Years	6.47	5.49	0.83	10.16
1 Year	4.49	-0.19	2.10	14.70
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
0.88%	0.87%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
6Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2024)
Period	If Held	If Redeemed	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	4.84%	4.84%	1.63%	8.43%
5 Years	5.65	5.65	0.83	10.16
1 Year	3.78	2.80	2.10	14.70
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
1.64%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/247

Performance Update | 1/31/24	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	6.23%	1.63%	8.43%
5 Years	6.73	0.83	10.16
1 Year	4.83	2.10	14.70
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
0.58%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2014, would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
8Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	5.18%	1.63%	8.43%
5 Years	5.79	0.83	10.16
1 Year	4.15	2.10	14.70
Expense Ratio (Per prospectus dated December 1, 2023)
Gross
1.22%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/249

Performance Update | 1/31/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI All Country World NR Index
10 Years	5.89%	1.63%	8.43%
5 Years	6.65	0.83	10.16
1 Year	4.80	2.10	14.70
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
0.68%	0.67%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
10Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on actual returns from August 1, 2023 through January 31, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,035.20	$1,031.30	$1,036.70	$1,032.60	$1,036.30
Expenses Paid During Period*	$4.25	$8.17	$2.76	$5.98	$3.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.60%, 0.54%, 1.17%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the one-half year period).
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2411

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2023 through January 31, 2024.
Share Class	A	C	K	R	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,020.96	$1,017.09	$1,022.42	$1,019.25	$1,021.87
Expenses Paid During Period*	$4.22	$8.11	$2.75	$5.94	$3.30

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.60%, 0.54%, 1.17%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the one-half year period).
12Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Schedule of Investments  |  1/31/24
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 99.5%
	Senior Secured Floating Rate Loan Interests — 0.5% of Net Assets*(a)
	Advanced Materials — 0.0%†
975,000	Groupe Solmax, Inc., Initial Term Loan, 10.36% (Term SOFR + 475 bps), 5/29/28	$ 944,023
	Total Advanced Materials	$944,023

	Advertising Sales — 0.1%
1,954,315	Clear Channel Outdoor Holdings, Inc., Term B Loan, 9.074% (Term SOFR + 350 bps), 8/21/26	$ 1,934,549
	Total Advertising Sales	$1,934,549

	Aerospace & Defense — 0.0%†
862,500	ADS Tactical, Inc., Initial Term Loan, 11.197% (Term SOFR + 575 bps), 3/19/26	$ 858,187
	Total Aerospace & Defense	$858,187

	Auto Parts & Equipment — 0.0%†
972,500	First Brands Group LLC, First Lien 2021 Term Loan, 10.574% (Term SOFR + 500 bps), 3/30/27	$ 972,906
	Total Auto Parts & Equipment	$972,906

	Building & Construction Products — 0.0%†
973,089	CP Atlas Buyer, Inc., Term B Loan, 9.183% (Term SOFR + 375 bps), 11/23/27	$ 945,998
	Total Building & Construction Products	$945,998

	Building-Maintenance & Service — 0.0%†
488,750	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.697% (Term SOFR + 525 bps), 6/29/28	$ 485,084
	Total Building-Maintenance & Service	$485,084

	Casino Services — 0.0%†
14,209	Lucky Bucks LLC, Priority First Out Exit Term Loan, 13.033% (Term SOFR + 750 bps), 10/2/28	$ 13,712
28,503	Lucky Bucks LLC, Priority Second Out Term Loan, 13.033% (Term SOFR + 750 bps), 10/2/29	24,940
	Total Casino Services	$38,652

	Chemicals-Specialty — 0.0%†
432,515	Mativ Holdings, Inc., Term B Loan, 9.197% (Term SOFR + 375 bps), 4/20/28	$ 432,515
	Total Chemicals-Specialty	$432,515

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2413

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Diagnostic Equipment — 0.0%†
487,500	Curia Global, Inc., First Lien 2021 Term Loan, 9.183% (Term SOFR + 375 bps), 8/30/26	$ 449,008
	Total Diagnostic Equipment	$449,008

	Dialysis Centers — 0.0%†
826,427	U.S. Renal Care, Inc., Closing Date Term Loan, 10.447% (Term SOFR + 500 bps), 6/20/28	$ 671,472
	Total Dialysis Centers	$671,472

	Distribution & Wholesale — 0.1%
1,943,299	Patriot Container Corp. (aka Wastequip), First Lien Closing Date Term Loan, 9.183% (Term SOFR + 375 bps), 3/20/25	$ 1,894,231
	Total Distribution & Wholesale	$1,894,231

	Electric-Generation — 0.0%†
358,422	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 9.197% (Term SOFR + 375 bps), 10/2/25	$ 357,110
	Total Electric-Generation	$357,110

	Electronic Composition — 0.1%
973,684	Energy Acquisition LP, First Lien Initial Term Loan, 9.682% (Term SOFR + 425 bps), 6/26/25	$ 973,684
	Total Electronic Composition	$973,684

	Investment Management & Advisory Services — 0.1%
1,464,150	Russell Investments US Institutional Holdco, Inc., 2025 Term Loan, 8.933% (Term SOFR + 350 bps), 5/30/25	$ 1,385,452
	Total Investment Management & Advisory Services	$1,385,452

	Medical-Biomedical & Generation — 0.1%
1,225,000	ANI Pharmaceuticals, Inc., Initial Term Loan, 11.447% (Term SOFR + 600 bps), 11/19/27	$ 1,226,531
	Total Medical-Biomedical & Generation	$1,226,531

	Protection-Safety — 0.0%†
488,750	APX Group, Inc., Initial Term Loan, 8.70% (Term SOFR + 325 bps), 7/10/28	$ 489,361
	Total Protection-Safety	$489,361

The accompanying notes are an integral part of these financial statements.
14Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Retail — 0.0%†
450,000	Torrid LLC, Closing Date Term Loan, 11.112% (Term SOFR + 550 bps), 6/14/28	$ 379,547
	Total Retail	$379,547

	Total Senior Secured Floating Rate Loan Interests (Cost $14,838,241)	$14,438,310

Shares
	Common Stocks — 39.7% of Net Assets
	Aerospace & Defense — 0.9%
864,148	Hensoldt AG	$ 26,055,384
	Total Aerospace & Defense	$26,055,384

	Air Freight & Logistics — 0.3%
337,254	Cia de Distribucion Integral Logista Holdings S.A.	$ 9,563,703
	Total Air Freight & Logistics	$9,563,703

	Automobile Components — 0.4%
255,600	Bridgestone Corp.	$ 11,190,966
	Total Automobile Components	$11,190,966

	Automobiles — 0.2%
302,900	Subaru Corp.	$ 6,155,550
	Total Automobiles	$6,155,550

	Banks — 7.9%
4,997,839	ABN AMRO Bank NV (C.V.A.) (144A)	$ 73,779,909
126,810	Citigroup, Inc.	7,122,918
1,142,789	FinecoBank Banca Fineco S.p.A.	16,586,212
1,223,940	Grupo Financiero Banorte S.A.B de CV, Class O	12,448,824
628,113	Hana Financial Group, Inc.	22,495,637
4,942,185	Intesa Sanpaolo S.p.A.	15,291,338
1,303,882	KB Financial Group, Inc.	55,295,187
867,226	UniCredit S.p.A.	25,454,654
132,522	Wells Fargo & Co.	6,649,954
	Total Banks	$235,124,633

	Broadline Retail — 0.2%
683,900	Alibaba Group Holding, Ltd.	$ 6,084,107
27,337	eBay, Inc.	1,122,731
	Total Broadline Retail	$7,206,838

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2415

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Shares		Value
	Capital Markets — 3.9%
533,310	Bank of New York Mellon Corp.	$ 29,577,373
122,587	Brightsphere Investment Group, Inc.	2,711,624
173,644	Euronext NV (144A)	15,322,200
557,071	State Street Corp.	41,150,835
894,495	UBS Group AG	26,940,060
	Total Capital Markets	$115,702,092

	Chemicals — 0.0%†
1,752,813	Chevron Lubricants Lanka Plc	$ 522,217
	Total Chemicals	$522,217

	Communications Equipment — 0.8%
460,393	Cisco Systems, Inc.	$ 23,102,521
	Total Communications Equipment	$23,102,521

	Construction & Engineering — 0.0%†
4,081(b)	LB New Holdco	$ 51,013
	Total Construction & Engineering	$51,013

	Construction Materials — 1.1%
341,423	CRH Plc	$ 24,500,515
119,656	Holcim AG	9,173,696
	Total Construction Materials	$33,674,211

	Consumer Staples Distribution & Retail — 0.3%
195,032 +#	Magnit PJSC	$ 763,548
182,800	Seven & i Holdings Co., Ltd.	7,273,249
48,325(b) +#	X5 Retail Group NV (G.D.R.)	29,164
	Total Consumer Staples Distribution & Retail	$8,065,961

	Diversified Telecommunication Services — 1.0%
1,231,810	Deutsche Telekom AG	$ 30,278,532
	Total Diversified Telecommunication Services	$30,278,532

	Electric Utilities — 0.4%
297,785	FirstEnergy Corp.	$ 10,922,754
	Total Electric Utilities	$10,922,754

	Electrical Equipment — 0.6%
145,200	Fuji Electric Co., Ltd.	$ 7,358,655
697,800	Mitsubishi Electric Corp.	10,444,716
	Total Electrical Equipment	$17,803,371

	Financial Services — 1.0%
477,296(b)	PayPal Holdings, Inc.	$ 29,282,110
	Total Financial Services	$29,282,110

The accompanying notes are an integral part of these financial statements.
16Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Shares		Value
	Health Care Equipment & Supplies — 0.4%
148,452	Medtronic Plc	$ 12,995,488
	Total Health Care Equipment & Supplies	$12,995,488

	Health Care Providers & Services — 1.1%
287,769	Cardinal Health, Inc.	$ 31,421,497
	Total Health Care Providers & Services	$31,421,497

	Household Durables — 1.2%
328,938	Ariston Holding NV	$ 2,161,338
1,808,889	Persimmon Plc	33,537,886
	Total Household Durables	$35,699,224

	Household Products — 0.4%
181,660	Reckitt Benckiser Group Plc	$ 13,140,827
	Total Household Products	$13,140,827

	Insurance — 1.0%
65,006	American International Group, Inc.	$ 4,518,567
93,591	Hartford Financial Services Group, Inc.	8,138,673
220,057	Hiscox, Ltd.	2,897,545
13,025	Old Republic International Corp.	365,221
52,040	Willis Towers Watson Plc	12,817,452
	Total Insurance	$28,737,458

	IT Services — 2.5%
412,194	International Business Machines Corp.	$ 75,703,550
	Total IT Services	$75,703,550

	Leisure Products — 0.1%
5,134,000	Honma Golf, Ltd. (144A)	$ 2,167,090
	Total Leisure Products	$2,167,090

	Metals & Mining — 0.7%
661,611	Barrick Gold Corp.	$ 10,321,132
30,112	Rio Tinto Plc	2,099,996
185,605	Teck Resources, Ltd., Class B	7,426,056
	Total Metals & Mining	$19,847,184

	Mortgage Real Estate Investment Trusts (REITs) — 1.1%
730,230	AGNC Investment Corp.	$ 6,922,581
297,120	Angel Oak Mortgage, Inc.	3,170,270
528,740	Ladder Capital Corp.	5,779,128
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2417

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Shares		Value
	Mortgage Real Estate Investment Trusts (REITs) — (continued)
906,673	Rithm Capital Corp.	$ 9,701,401
491,717	Two Harbors Investment Corp.	6,126,794
	Total Mortgage Real Estate Investment Trusts (REITs)	$31,700,174

	Oil, Gas & Consumable Fuels — 7.2%
112,859(b)	Antero Resources Corp.	$ 2,521,270
835,639	BW LPG, Ltd. (144A)	10,313,147
18,609	Cheniere Energy Partners LP	984,788
76,544	Chesapeake Energy Corp.	5,902,308
14,236	ConocoPhillips	1,592,581
195,838	Coterra Energy, Inc.	4,872,449
4,035,427	Energy Transfer LP	57,706,606
567,649(b)	Kosmos Energy, Ltd.	3,439,953
47,954 +#	LUKOIL PJSC	189,058
1,578,123	MPLX LP	60,836,642
43,240	Murphy Oil Corp.	1,673,388
577,075	Permian Resources Corp.	7,778,971
194,305	Plains All American Pipeline LP	3,000,069
1,271,403 +#	Rosneft Oil Co. PJSC	405,811
818,033	Shell Plc (A.D.R.)	51,462,456
117,051(b)	Southwestern Energy Co.	754,979
	Total Oil, Gas & Consumable Fuels	$213,434,476

	Pharmaceuticals — 3.3%
1,820,199	Pfizer, Inc.	$ 49,290,989
501,960	Sanofi S.A.	50,644,829
	Total Pharmaceuticals	$99,935,818

	Semiconductors & Semiconductor Equipment — 0.8%
107,841(b)	Advanced Micro Devices, Inc.	$ 18,083,857
67,642	Microchip Technology, Inc.	5,761,746
11,841	MKS Instruments, Inc.	1,260,474
	Total Semiconductors & Semiconductor Equipment	$25,106,077

	Specialized REITs — 0.1%
26,765	Crown Castle, Inc.	$ 2,897,311
	Total Specialized REITs	$2,897,311

	Technology Hardware, Storage & Peripherals — 0.7%
339,000	Asustek Computer, Inc.	$ 4,825,141
The accompanying notes are an integral part of these financial statements.
18Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Shares		Value
	Technology Hardware, Storage & Peripherals — (continued)
460,000	Catcher Technology Co., Ltd.	$ 2,858,512
12,542,000	Lenovo Group, Ltd.	13,106,779
	Total Technology Hardware, Storage & Peripherals	$20,790,432

	Trading Companies & Distributors — 0.1%
40,664(b)	AerCap Holdings NV	$ 3,113,236
61,800	Inaba Denki Sangyo Co., Ltd.	1,486,425
	Total Trading Companies & Distributors	$4,599,661

	Total Common Stocks (Cost $1,020,065,557)	$1,182,878,123

Principal Amount USD ($)
	Asset Backed Securities — 3.1% of Net Assets
2,000,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	$ 1,921,899
6,000,000	ACM Auto Trust, Series 2024-1A, Class B, 11.40%, 1/21/31 (144A)	6,037,500
1,150,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	1,098,331
575,000	AMSR Trust, Series 2020-SFR2, Class G, 4.00%, 7/17/37 (144A)	548,821
4,250,000	Auxilior Term Funding LLC, Series 2023-1A, Class E, 10.97%, 12/15/32 (144A)	4,300,722
2,500,000	Avid Automobile Receivables Trust, Series 2023-1, Class C, 7.35%, 12/15/27 (144A)	2,521,080
929,136(c)	Blackbird Capital Aircraft Lease Securitization, Ltd., Series 2016-1A, Class B, 5.682%, 12/16/41 (144A)	813,012
3,200,000(a)	CAL Receivables LLC, Series 2022-1, Class B, 9.696% (SOFR30A + 435 bps), 10/15/26 (144A)	3,197,072
1,400,000	Cartiga Asset Finance Trust LLC, Series 2023-1, Class C, 10.00%, 3/15/35 (144A)	1,332,240
4,350,000(d)	CFMT LLC, Series 2023-HB12, Class M2, 4.25%, 4/25/33 (144A)	3,808,434
1,600,000(d)	CFMT LLC, Series 2023-HB12, Class M3, 4.25%, 4/25/33 (144A)	1,313,389
852,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	840,185
4,517,000(d)	Finance of America HECM Buyout, Series 2022-HB1, Class M5, 7.87%, 2/25/32 (144A)	3,961,331
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2419

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
700,000(a)	GRACIE POINT INTERNATIONAL FUNDING, Series 2022-1A, Class E, 11.084% (SOFR30A + 575 bps), 4/1/24 (144A)	$ 699,899
4,198,000	Granite Park Equipment Leasing LLC, Series 2023-1A, Class F, 7.00%, 6/20/35 (144A)	3,054,110
2,400,000	JPMorgan Chase Bank NA - CACLN, Series 2021-2, Class G, 8.482%, 12/26/28 (144A)	2,388,328
2,138,459	Libra Solutions LLC, Series 2023-1A, Class B, 10.25%, 2/15/35 (144A)	2,143,805
2,000,000	LL ABS Trust, Series 2022-1A, Class D, 7.83%, 11/15/29 (144A)	1,893,973
2,000,000	Merchants Fleet Funding LLC, Series 2023-1A, Class E, 10.80%, 5/20/36 (144A)	1,994,860
5,500,000	Mercury Financial Credit Card Master Trust, Series 2022-2A, Class C, 10.83%, 3/22/27 (144A)	5,466,197
3,500,000	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.04%, 9/20/27 (144A)	3,542,236
5,470,000	NMEF Funding LLC, Series 2023-A, Class C, 8.04%, 6/17/30 (144A)	5,457,679
1,664,000	Octane Receivables Trust 2022-1, Series 2022-1A, Class E, 7.33%, 12/20/29 (144A)	1,600,930
1,807,765	PEAR LLC, Series 2023-1, Class C, 10.00%, 7/15/35 (144A)	1,726,339
1,800,000(d) +	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	360,000
500,000	Rosy Blue Carat SCS, Series 2018-1, Class A1R, 8.481%, 3/15/30 (144A)	511,650
3,570,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class D, 9.965%, 5/15/32 (144A)	3,679,555
1,200,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	1,208,608
3,500,000	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class F, 11.91%, 8/16/32 (144A)	3,520,166
5,100,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	4,790,950
4,500,000	SCF Equipment Leasing LLC, Series 2022-1A, Class F, 6.00%, 7/20/32 (144A)	4,042,756
1,338,000	SCF Equipment Leasing LLC, Series 2022-2A, Class E, 6.50%, 6/20/35 (144A)	1,182,241
2,500,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	2,436,992
The accompanying notes are an integral part of these financial statements.
20Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
5,000,000	Tricolor Auto Securitization Trust, Series 2023-1A, Class E, 13.45%, 6/15/28 (144A)	$ 5,313,476
3,026,621	Westgate Resorts LLC, Series 2023-1A, Class D, 10.14%, 12/20/37 (144A)	3,053,129
	Total Asset Backed Securities (Cost $92,807,840)	$91,761,895

	Collateralized Mortgage Obligations—2.9% of Net Assets
2,400,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class B1, 10.845% (SOFR30A + 550 bps), 1/26/32 (144A)	$ 2,396,882
7,171,543(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2B1, 8.459% (SOFR30A + 311 bps), 1/25/40 (144A)	7,308,233
2,860,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 11.345% (SOFR30A + 600 bps), 10/25/41 (144A)	2,977,867
2,660,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B2, 11.345% (SOFR30A + 600 bps), 12/25/41 (144A)	2,773,050
970,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 11.545% (SOFR30A + 620 bps), 11/25/41 (144A)	1,012,820
1,065,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class B1, 10.145% (SOFR30A + 480 bps), 10/25/50 (144A)	1,201,079
850,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B1, 8.345% (SOFR30A + 300 bps), 12/25/50 (144A)	890,911
2,675,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2, 10.995% (SOFR30A + 565 bps), 12/25/50 (144A)	2,888,738
2,765,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B2, 10.095% (SOFR30A + 475 bps), 1/25/51 (144A)	2,846,538
2,170,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA3, Class B2, 11.595% (SOFR30A + 625 bps), 10/25/33 (144A)	2,460,060
3,530,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class B2, 10.845% (SOFR30A + 550 bps), 1/25/34 (144A)	3,812,150
3,480,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class B2, 13.145% (SOFR30A + 780 bps), 11/25/41 (144A)	3,742,216
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2421

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,910,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class B2, 10.345% (SOFR30A + 500 bps), 8/25/33 (144A)	$ 3,057,234
1,970,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B2, 11.595% (SOFR30A + 625 bps), 9/25/41 (144A)	2,018,960
3,450,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class B2, 12.445% (SOFR30A + 710 bps), 1/25/42 (144A)	3,656,124
2,650,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B2, 13.845% (SOFR30A + 850 bps), 2/25/42 (144A)	2,878,562
6,608,000(a)	Freddie Mac STACR Trust, Series 2019-DNA3, Class B2, 13.609% (SOFR30A + 826 bps), 7/25/49 (144A)	7,649,038
3,150,000(a)	Freddie Mac STACR Trust, Series 2019-DNA4, Class B2, 11.709% (SOFR30A + 636 bps), 10/25/49 (144A)	3,482,988
6,635,000(a)	Freddie Mac STACR Trust, Series 2019-FTR3, Class B2, 10.252% (SOFR30A + 491 bps), 9/25/47 (144A)	6,928,149
1,900,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 12.745% (SOFR30A + 740 bps), 11/25/50 (144A)	2,228,375
795,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B2, 11.345% (SOFR30A + 600 bps), 8/25/33 (144A)	891,327
14,116	Global Mortgage Securitization, Ltd., Series 2004-A, Class B1, 5.25%, 11/25/32 (144A)	6,228
176,418	Global Mortgage Securitization, Ltd., Series 2004-A, Class B2, 5.25%, 11/25/32 (144A)	2
1,270,000(a)	Home Re, Ltd., Series 2023-1, Class M1B, 9.945% (SOFR30A + 460 bps), 10/25/33 (144A)	1,309,506
799,857(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.709% (SOFR30A + 536 bps), 10/25/30 (144A)	814,509
The accompanying notes are an integral part of these financial statements.
22Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
5,880,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.959% (SOFR30A + 1,061 bps), 2/25/47 (144A)	$ 7,180,950
8,230,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1A, 8.745% (SOFR30A + 340 bps), 11/25/33 (144A)	8,360,033
	Total Collateralized Mortgage Obligations (Cost $78,577,581)	$84,772,529

	Commercial Mortgage-Backed Securities—0.5% of Net Assets
899,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 13.095% (SOFR30A + 775 bps), 1/25/51 (144A)	$ 887,618
3,165,372(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M1, 7.645% (SOFR30A + 230 bps), 11/25/51 (144A)	3,086,325
5,750,000(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class CE, 14.209% (SOFR30A + 886 bps), 10/25/49 (144A)	5,617,315
1,969,102(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.709% (SOFR30A + 336 bps), 10/25/49 (144A)	1,929,739
2,492,491(a)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 9.209% (SOFR30A + 386 bps), 3/25/50 (144A)	2,448,888
	Total Commercial Mortgage-Backed Securities (Cost $13,645,500)	$13,969,885

	Convertible Corporate Bonds — 0.9% of Net Assets
	REITs — 0.9%
4,895,000	PennyMac Corp., 5.50%, 3/15/26	$ 4,564,588
24,685,100	Redwood Trust, Inc., 7.75%, 6/15/27	23,080,568
	Total REITs	$27,645,156

	Total Convertible Corporate Bonds (Cost $26,852,750)	$27,645,156

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2423

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Corporate Bonds — 8.0% of Net Assets
	Advertising — 0.1%
1,860,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 1,536,806
570,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	494,160
	Total Advertising	$2,030,966

	Aerospace & Defense — 0.3%
5,000,000	Boeing Co., 5.15%, 5/1/30	$ 5,011,048
2,931,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	2,927,250
	Total Aerospace & Defense	$7,938,298

	Airlines — 0.1%
4,325,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 3,858,603
333,541	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	348,698
	Total Airlines	$4,207,301

	Auto Parts & Equipment — 0.0%†
809,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 794,470
	Total Auto Parts & Equipment	$794,470

	Banks — 4.5%
EUR 4,700,000(d)(e)	ABN AMRO Bank NV, 4.375% (5 Year EUR Swap + 467 bps)	$ 4,876,118
EUR 5,300,000(d)(e)	ABN AMRO Bank NV, 4.75% (5 Year EUR Swap + 390 bps)	5,269,493
5,000,000(d)	Banco Santander S.A., 3.225% (1 Year CMT Index + 160 bps), 11/22/32	4,180,922
5,000,000(d)	BPCE S.A., 3.116% (SOFR + 173 bps), 10/19/32 (144A)	4,094,907
4,000,000	BPCE S.A., 4.875%, 4/1/26 (144A)	3,932,846
8,650,000(d)(e)	ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	8,456,823
4,917,000(d)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	5,038,501
5,857,000(d)(e)	Lloyds Banking Group Plc, 7.50% (5 Year USD Swap Rate + 450 bps)	5,716,426
8,700,000(d)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	8,530,488
8,125,000(d)(e)	NatWest Group Plc, 8.00% (5 Year USD Swap Rate + 572 bps)	8,155,713
The accompanying notes are an integral part of these financial statements.
24Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Banks — (continued)
6,220,000(d)	Societe Generale S.A., 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	$ 6,220,704
9,300,000(d)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	7,881,016
31,703,000(d)(e)	UBS Group AG, 3.875% (5 Year CMT Index + 310 bps) (144A)	28,347,504
29,708,000(d)(e)	UBS Group AG, 4.875% (5 Year CMT Index + 340 bps) (144A)	26,806,922
7,425,000(d)(e)	UBS Group AG, 5.125% (5 Year CMT Index + 486 bps)	7,012,170
	Total Banks	$134,520,553

	Chemicals — 0.1%
3,487,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	$ 2,952,221
	Total Chemicals	$2,952,221

	Commercial Services — 0.1%
2,255,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 2,204,918
	Total Commercial Services	$2,204,918

	Distribution/Wholesale — 0.1%
1,773,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 1,756,440
	Total Distribution/Wholesale	$1,756,440

	Diversified Financial Services — 0.4%
8,630,000(d)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	$ 8,412,744
2,920,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	2,732,557
	Total Diversified Financial Services	$11,145,301

	Food — 0.1%
4,450,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33	$ 4,405,761
	Total Food	$4,405,761

	Oil & Gas — 0.1%
5,000,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 4,287,889
	Total Oil & Gas	$4,287,889

	Pipelines — 0.3%
2,200,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	$ 2,176,378
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2425

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Pipelines — (continued)
2,741,000(d)(e)	Energy Transfer LP, 9.669% (3 Month USD LIBOR + 403 bps)	$ 2,682,268
3,328,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	2,953,767
	Total Pipelines	$7,812,413

	Retail — 0.1%
4,880,000	AutoNation, Inc., 3.85%, 3/1/32	$ 4,313,001
	Total Retail	$4,313,001

	Semiconductors — 0.1%
5,000,000	Broadcom, Inc., 2.45%, 2/15/31 (144A)	$ 4,257,963
	Total Semiconductors	$4,257,963

	Telecommunications — 1.5%
41,014,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	$ 40,808,931
3,364,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	2,949,434
	Total Telecommunications	$43,758,365

	Transportation — 0.1%
2,065,000	Danaos Corp., 8.50%, 3/1/28 (144A)	$ 2,106,548
	Total Transportation	$2,106,548

	Total Corporate Bonds (Cost $233,667,058)	$238,492,408

Shares
	Convertible Preferred Stock — 0.0%† of Net Assets
	Professional Services — 0.0%†
15,562	Clarivate Plc, 5.25%, 6/1/24	$ 572,993
	Total Professional Services	$572,993

	Total Convertible Preferred Stock (Cost $743,178)	$572,993

	Rights/Warrants — 0.1% of Net Assets
	Financial Services — 0.1%
13,333,333(b)	Citigroup Global Markets Holdings, Inc.,	$ 1,190,667
13,333,333(b)	Citigroup Global Markets Holdings, Inc.,	1,136,000
	Total Financial Services	$2,326,667

	Total Rights/Warrants (Cost $2,920,000)	$2,326,667

The accompanying notes are an integral part of these financial statements.
26Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 3.6% of Net Assets#
	Event Linked Bonds — 2.1%
	Earthquakes – California — 0.0%†
500,000(a)	Sutter Re, 12.082%, (3 Month U.S. Treasury Bill + 675 bps), 6/19/26 (144A)	$ 501,750
	Earthquakes – U.S. — 0.0%†
500,000(a)	Torrey Pines Re, 9.509%, (3 Month U.S. Treasury Bill + 418 bps), 6/7/24 (144A)	$ 495,850
1,000,000(a)	Ursa Re, 10.832%, (3 Month U.S. Treasury Bill + 550 bps), 12/6/25 (144A)	1,012,200
		$ 1,508,050

	Flood – U.S. — 0.1%
1,350,000(a)	FloodSmart Re, 18.912%, (3 Month U.S. Treasury Bill + 1,358 bps), 3/1/24 (144A)	$ 1,348,650
1,000,000(a)	FloodSmart Re, 21.582%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	1,003,200
		$ 2,351,850

	Health – U.S. — 0.2%
1,750,000(a)	Vitality Re XIII, 7.332%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 1,720,600
3,250,000(a)	Vitality Re XIV, 8.832%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	3,248,375
600,000(a)	Vitality Re XIV, 9.829%, (3 Month U.S. Treasury Bill + 450 bps), 1/5/27 (144A)	599,400
		$ 5,568,375

	Multiperil – Florida — 0.0%†
650,000(a)	Sanders Re, 11.789%, (3 Month U.S. Treasury Bill + 646 bps), 6/5/26 (144A)	$ 673,400
	Multiperil – U.S. — 0.6%
500,000(a)	Aquila Re, 12.832%, (3 Month U.S. Treasury Bill + 750 bps), 6/8/26 (144A)	$ 513,500
250,000(a)	Aquila Re, 14.579%, (3 Month U.S. Treasury Bill + 925 bps), 6/8/26 (144A)	258,825
1,200,000(a)	Bonanza Re, 10.202%, (3 Month U.S. Treasury Bill + 487 bps), 2/20/24 (144A)	1,198,800
250,000(a)	Four Lakes Re, 5.75%, (3 Month U.S. Treasury Bill + 575 bps), 1/7/27 (144A)	253,750
250,000(a)	Four Lakes Re, 11.832%, (3 Month U.S. Treasury Bill + 650 bps), 1/7/26 (144A)	257,050
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2427

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
250,000(a)	Four Lakes Re, 14.832%, (3 Month U.S. Treasury Bill + 950 bps), 1/7/27 (144A)	$ 248,925
500,000(a)	Herbie Re, 15.052%, (3 Month U.S. Treasury Bill + 972 bps), 1/8/25 (144A)	492,400
2,000,000(a)	High Point Re, 11.082%, (3 Month U.S. Treasury Bill + 575 bps), 1/6/27 (144A)	1,992,800
1,300,000(a)	Locke Tavern Re, 4.75%, (3 Month U.S. Treasury Bill + 475 bps), 4/9/26 (144A)	1,310,530
1,300,000(a)	Merna Re II, 13.082%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/26 (144A)	1,323,920
1,000,000(a)	Mystic Re, 17.332%, (3 Month U.S. Treasury Bill + 1,200 bps), 1/8/27 (144A)	999,300
500,000(a)	Residential Re, 10.612%, (3 Month U.S. Treasury Bill + 528 bps), 12/6/25 (144A)	475,300
750,000(a)	Residential Re, 11.082%, (1 Month U.S. Treasury Bill + 575 bps), 12/6/27 (144A)	755,250
1,000,000(a)	Residential Re, 11.342%, (3 Month U.S. Treasury Bill + 601 bps), 12/6/24 (144A)	984,000
500,000(a)	Residential Re, 13.019%, (3 Month U.S. Treasury Bill + 769 bps), 12/6/26 (144A)	511,050
1,250,000(a)	Residential Re, 13.832%, (1 Month U.S. Treasury Bill + 850 bps), 12/6/27 (144A)	1,255,125
250,000(a)	Residential Re, 13.989%, (3 Month U.S. Treasury Bill + 866 bps), 12/6/24 (144A)	244,800
750,000(a)	Residential Re, 17.312%, (3 Month U.S. Treasury Bill + 1,198 bps), 12/6/25 (144A)	710,550
750,000(a)	Sanders Re, 11.082%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/28 (144A)	749,977
1,250,000(a)	Sanders Re II, 8.622%, (3 Month U.S. Treasury Bill + 329 bps), 4/7/25 (144A)	1,226,750
800,000(a)	Sanders Re III, 8.942%, (3 Month U.S. Treasury Bill + 361 bps), 4/7/26 (144A)	772,800
1,600,000(a)	Sanders Re III, 11.082%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	1,612,000
250,000(a)	Solomon Re, 10.579%, (3 Month U.S. Treasury Bill + 525 bps), 6/8/26 (144A)	257,100
300,000(a)	Sussex Re, 13.712%, (3 Month U.S. Treasury Bill + 838 bps), 1/8/25 (144A)	295,830
250,000(a)	Topanga Re, 8.639%, (3 Month U.S. Treasury Bill + 331 bps), 1/8/26 (144A)	231,575
		$ 18,931,907

The accompanying notes are an integral part of these financial statements.
28Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — 0.2%
250,000(a)	Galileo Re, 12.332%, (3 Month U.S. Treasury Bill + 700 bps), 1/8/26 (144A)	$ 253,775
250,000(a)	Galileo Re, 12.332%, (3 Month U.S. Treasury Bill + 700 bps), 1/7/28 (144A)	253,900
250,000(a)	Kilimanjaro III Re, 10.189%, (3 Month U.S. Treasury Bill + 486 bps), 4/21/25 (144A)	248,800
250,000(a)	Kilimanjaro III Re, 17.689%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/21/25 (144A)	247,275
250,000(a)	Kilimanjaro III Re, 17.692%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/20/26 (144A)	243,575
500,000(a)	Mona Lisa Re, 12.332%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	498,150
1,000,000(a)	Mona Lisa Re, 17.832%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	1,075,000
1,750,000(a)	Mystic Re IV, 11.462%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	1,732,500
500,000(a)	Mystic Re IV, 16.932%, (3 Month U.S. Treasury Bill + 1,160 bps), 1/8/25 (144A)	488,700
		$ 5,041,675

	Multiperil – Worldwide — 0.1%
1,250,000(a)	Atlas Capital, 12.607%, (SOFR + 725 bps), 6/5/26 (144A)	$ 1,270,625
750,000(a)	Cat Re 2001, 17.832%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/27 (144A)	771,975
		$ 2,042,600

	Windstorm – Florida — 0.3%
2,220,000(a)	Everglades Re II, 11.937%, (1 Month U.S. Treasury Bill + 661 bps), 5/14/24 (144A)	$ 2,244,420
2,550,000(a)	Everglades Re II, 12.957%, (1 Month U.S. Treasury Bill + 763 bps), 5/14/24 (144A)	2,583,150
1,000,000(a)	First Coast Re, 9.00%, (3 Month U.S. Treasury Bill + 900 bps), 4/7/26 (144A)	1,011,500
1,250,000(a)	First Coast Re III Pte, 11.331%, (3 Month U.S. Treasury Bill + 600 bps), 4/7/25 (144A)	1,197,875
750,000(a)	Merna Re II, 10.842%, (3 Month U.S. Treasury Bill + 551 bps), 7/8/24 (144A)	749,250
		$ 7,786,195

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2429

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Windstorm – Japan — 0.0%†
500,000(a)	Sakura Re, 7.632%, (3 Month U.S. Treasury Bill + 230 bps), 4/7/25 (144A)	$ 489,400
	Windstorm – North Carolina — 0.2%
750,000(a)	Blue Ridge Re, 10.579%, (3 Month U.S. Treasury Bill + 525 bps), 1/8/27 (144A)	$ 756,300
1,250,000(a)	Blue Ridge Re, 13.329%, (1 Month U.S. Treasury Bill + 800 bps), 1/8/27 (144A)	1,248,875
1,000,000(a)	Cape Lookout Re, 9.029%, (1 Month U.S. Treasury Bill + 370 bps), 3/22/24 (144A)	999,000
1,750,000(a)	Cape Lookout Re, 11.832%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	1,781,850
		$ 4,786,025

	Windstorm – Texas — 0.1%
1,848,000(a)	Alamo Re, 12.512%, (3 Month U.S. Treasury Bill + 718 bps), 6/7/24 (144A)	$ 1,868,328
1,500,000(a)	Alamo Re, 13.832%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	1,518,000
		$ 3,386,328

	Windstorm – U.S. — 0.2%
500,000(a)	Bonanza Re, 10.242%, (3 Month U.S. Treasury Bill + 491 bps), 12/23/24 (144A)	$ 472,650
250,000(a)	Bonanza Re, 11.112%, (3 Month U.S. Treasury Bill + 578 bps), 3/16/25 (144A)	235,250
250,000(a)	Bonanza Re, 13.582%, (3 Month U.S. Treasury Bill + 825 bps), 1/8/26 (144A)	251,225
1,000,000(a)	Citrus Re, 12.082%, (3 Month U.S. Treasury Bill + 675 bps), 6/7/26 (144A)	1,027,000
600,000(a)	Gateway Re, 18.332%, (1 Month U.S. Treasury Bill + 1,300 bps), 2/24/26 (144A)	649,500
1,600,000(a)	Merna Re, 15.582%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	1,720,160
1,500,000(a)	Queen Street Re, 12.829%, (3 Month U.S. Treasury Bill + 750 bps), 12/8/25 (144A)	1,557,750
		$ 5,913,535

The accompanying notes are an integral part of these financial statements.
30Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
Winterstorm – Florida — 0.1%
2,000,000(a)	Integrity Re, 17.332%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 2,066,000
1,500,000(a)	Lightning Re, 16.332%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	1,578,600
$ 3,644,600

	Total Event Linked Bonds	$ 62,625,690

Face Amount USD ($)
	Collateralized Reinsurance — 0.4%
	Multiperil – U.S. — 0.3%
4,000,000(b)(f) +	Ballybunion Re 2023, 12/31/28	$ 3,854,000
3,000,000(b)(f) +	Emetteur Non Renseigne-PI0047 2024-1, 12/31/29	3,028,206
3,750,000(b)(f) +	Gamboge Re, 3/31/29	3,933,000
		$ 10,815,206

	Multiperil – Worldwide — 0.1%
500,000(b)(f) +	Amaranth Re 2023, 12/31/28	$ 528,400
700,000(b)(f) +	Cypress Re 2017, 1/31/25	70
500,000(f) +	Limestone Re 2020-1, 3/1/24 (144A)	—
1,000,000(b)(f) +	Merion Re 2024-1, 12/31/29	862,009
250,000(f) +	Old Head Re 2024, 12/31/29	190,567
500,000(b)(f) +	Pine Valley Re 2023, 12/31/28	—
500,000(b)(f) +	Pine Valley Re 2024, 12/31/28	414,596
700,000(b)(f) +	Resilience Re, 5/1/24	—
300,000(b)(f) +	Walton Health Re 2019, 6/30/24	75,504
250,000(b)(f) +	Walton Heath Re 2021, 1/15/25	19
		$ 2,071,165

	Windstorm – North Carolina — 0.0%†
750,000(f) +	Isosceles Re 2023, 4/30/29	$ —
	Windstorm – U.S. — 0.0%†
2,500,000(f) +	White Heron Re, 5/31/29	$ 65,071
	Total Collateralized Reinsurance	$12,951,442

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2431

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Face Amount USD ($)		Value

	Reinsurance Sidecars — 1.1%
	Multiperil – U.S. — 0.0%†
2,500,000(f) +	Carnoustie Re 2023, 12/31/28	$ 187,207
1,500,000(g) +	Harambee Re 2019, 12/31/24	2,250
		$ 189,457

	Multiperil – Worldwide — 1.1%
1,000,000(b)(g) +	Alturas Re 2021-3, 7/31/25	$ 52,000
24,956(b)(g) +	Alturas Re 2022-2, 12/31/27	4,387
750,000(b)(f) +	Bantry Re 2021, 12/31/24	4,637
4,000,000(b)(f) +	Bantry Re 2023, 12/31/28	4,926,000
2,500,000(f) +	Berwick Re 2023, 12/31/28	95,590
1,500,000(b)(f) +	Berwick Re 2024-1, 12/31/29	1,515,000
2,500,000(b)(f) +	Carnoustie Re 2024, 12/31/29	2,524,637
3,000,000(f) +	Eccleston Re 2023, 11/30/28	417,862
100,000(b)(f) +	Eden Re II, 3/22/24 (144A)	29,100
74,892(b)(f) +	Eden Re II, 3/21/25 (144A)	11,526
54,774(b)(f) +	Eden Re II, 3/21/25 (144A)	6,502
500,000(b)(f) +	Gleneagles Re 2021, 12/31/24	50
3,000,000(b)(f) +	Gullane Re 2023, 12/31/28	3,776,193
250,000(b)(g) +	Lion Rock Re 2021, 12/31/24	27,950
2,000,000(b)(f) +	Merion Re 2021-2, 12/31/24	321,000
3,500,000(b)(f) +	Pangaea Re 2023-1, 12/31/28	4,296,723
1,250,000(b)(f) +	Pangaea Re 2023-3, 5/31/29	1,418,263
500,000(b)(f) +	RosaPenna Re 2021, 7/31/25	20,000
200,000(b)(f) +	Sector Re V, 3/1/24 (144A)	105,982
100,000(b)(f) +	Sector Re V, 12/1/24 (144A)	179,945
3,000,000(b)(f) +	Sector Re V, 12/1/28 (144A)	3,139,557
1,000,000(b)(g) +	Thopas Re 2020, 12/31/24	200
1,500,000(b)(g) +	Thopas Re 2021, 12/31/24	24,150
2,500,000(b)(g) +	Thopas Re 2023, 12/31/28	2,732,250
1,500,000(g) +	Torricelli Re 2021, 7/31/25	37,500
2,500,000(b)(g) +	Torricelli Re 2023, 6/30/29	2,992,075
1,500,000(g) +	Viribus Re 2019, 12/31/24	—
1,000,000(b)(g) +	Viribus Re 2020, 12/31/24	33,200
2,000,000(b)(g) +	Viribus Re 2023, 12/31/28	2,765,000
600,000(b)(f) +	Woburn Re 2019, 12/31/24	100,452
		$ 31,557,731

	Total Reinsurance Sidecars	$31,747,188

	Total Insurance-Linked Securities (Cost $100,518,505)	$107,324,320

The accompanying notes are an integral part of these financial statements.
32Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Foreign Government Bonds — 1.0% of Net Assets
	Czech Republic — 0.3%
CZK 243,110,000	Czech Republic Government Bond, 5.700%, 5/25/24	$ 10,576,148
	Total Czech Republic	$10,576,148

	Mexico — 0.3%
8,712,000	Mexico Government International Bond, 6.338%, 5/4/53	$ 8,684,160
	Total Mexico	$8,684,160

	Russia — 0.0%†
RUB 61,885,000(h)+#	Russian Federal Bond - OFZ, 7.700%, 3/23/33	$ 34,385
RUB 59,074,000(h)+#	Russian Federal Bond - OFZ, 8.150%, 2/3/27	32,824
	Total Russia	$67,209

	South Africa — 0.2%
ZAR 153,782,964	Republic of South Africa Government Bond, 8.250%, 3/31/32	$ 7,165,723
	Total South Africa	$7,165,723

	Trinidad — 0.1%
2,113,000	Trinidad & Tobago Government International Bond, 4.500%, 8/4/26 (144A)	$ 2,062,288
	Total Trinidad	$2,062,288

	United Kingdom — 0.1%
GBP 1,483,669	United Kingdom Gilt, 4.250%, 6/7/32	$ 1,952,643
	Total United Kingdom	$1,952,643

	Total Foreign Government Bonds (Cost $33,773,409)	$30,508,171

Shares
	Closed-End Funds — 0.5% of Net Assets
2,021,872	Aberdeen Asia-Pacific Income Fund, Inc.	$ 5,357,961
165,651	Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund	3,094,361
285,533	Highland Income Fund	2,015,863
1,354,239	Invesco Senior Income Trust	5,565,922
	Total Closed-End Funds (Cost $17,858,104)	$16,034,107

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2433

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Equity Linked Notes — 18.8% of Net Assets
	Air Freight & Logistics — 0.2%
40,700(i)	Mizuho Markets Cayman LP (United Parcel Service, Inc.), 10.05%, 2/7/25	$ 5,882,371
	Total Air Freight & Logistics	$ 5,882,371

	Automobiles — 0.4%
769,400	Canadian Imperial Bank of Commerce (Stellantis NV), 14.01% (N/A + 0 bps), 2/7/24	$ 13,160,587
	Total Automobiles	$ 13,160,587

	Banks — 0.9%
170,500	BNP Paribas Issuance BV (Truist Financial Corp.), 14.02%, 11/26/24 (144A)	$ 5,882,250
430,700	Goldman Sachs International (Truist Financial Corp.), 20.28%, 3/29/24	15,505,200
244,300	Mizuho Markets Cayman LP (Regions Financial Corp.), 16.40%, 4/1/24	4,675,902
	Total Banks	$ 26,063,352

	Beverages — 0.6%
39,000	BNP Paribas Issuance BV (Celsius Holdings, Inc.), 25.25%, 10/18/24 (144A)	$ 6,130,410
54,500	Citigroup Global Markets Holdings, Inc. (Celsius Holdings, Inc.), 21.55%, 1/30/25 (144A)	2,846,535
170,600	Toronto-Dominion Bank (Celsius Holdings, Inc.), 18.43%, 10/27/25	6,295,140
24,300	Toronto-Dominion Bank (Celsius Holdings, Inc.), 21.30%, 10/22/24	3,751,798
	Total Beverages	$ 19,023,883

	Broadline Retail — 1.6%
81,900	BNP Paribas Issuance BV (Alibaba Group Holding Ltd.), 14.24%, 2/7/25	$ 5,909,085
101,200	Canadian Imperial Bank of Commerce (Alibaba Group Holding Ltd.), 15.25%, 8/20/24	8,153,846
59,500	Goldman Sachs International (Amazon.com, Inc.), 12.45%, 4/24/24	6,646,269
18,600	Goldman Sachs International (Amazon.com, Inc.), 13.48%, 3/26/24	1,999,221
134,800	Mizuho Markets Cayman LP (eBay, Inc.), 11.13%, 11/26/24	5,467,084
161,500	Royal Bank of Canada (Ebay, Inc.), 12.15%, 3/5/24 (144A)	6,703,865
The accompanying notes are an integral part of these financial statements.
34Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Broadline Retail — (continued)
78,500	Wells Fargo Bank NA (Alibaba Group Holding Ltd.), 14.61%, 2/3/25	$ 5,797,225
37,400	Wells Fargo Bank NA (Amazon.com, Inc.), 10.07%, 1/30/25	5,807,098
	Total Broadline Retail	$ 46,483,693

	Capital Markets — 0.7%
118,200	Canadian Imperial Bank of Commerce (The Charles Schwab Corp.), 14.20%, 3/19/24	$ 7,578,884
150,600	Citigroup Global Markets Holdings, Inc. (The Charles Schwab Corp.), 10.45%, 3/7/24 (144A)	9,590,208
79,100	Goldman Sachs International (The Charles Schwab Corp.), 16.21%, 3/29/24	4,957,197
	Total Capital Markets	$ 22,126,289

	Consumer Finance — 0.6%
78,900	Mizuho Markets Cayman LP (Aercap Holdings NV), 9.28%, 11/26/24	$ 5,643,283
76,700	Mizuho Markets Cayman LP (Aercap Holdings NV), 9.50%, 7/23/24	5,402,825
79,200	Mizuho Markets Cayman LP (Aercap Holdings NV), 9.65%, 8/8/24	5,539,921
	Total Consumer Finance	$ 16,586,029

	Containers & Packaging — 0.2%
132,000	Mizuho Markets Cayman LP (Campbell Soup Company), 9.77%, 11/26/24	$ 5,644,518
	Total Containers & Packaging	$ 5,644,518

	Credit Services — 2.0%
59,700	Canadian Imperial Bank of Commerce (PayPal Holdings, Inc.), 14.15%, 8/14/24	$ 3,768,419
70,700(j)	JP Morgan Structured Products BV (PayPal Holdings, Inc.), 13.47%, 12/11/24	4,236,924
143,000(j)	JP Morgan Structured Products BV (PayPal Holdings, Inc.), 14.13%, 11/13/24	8,246,538
95,000	Mizuho Markets Cayman LP (PayPal Holdings, Inc.), 13.80%, 11/19/24	5,440,840
460,200	Toronto-Dominion Bank (PayPal Holdings, Inc.), 14.97%, 10/22/24	27,124,188
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2435

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
Credit Services — (continued)
94,400	Wells Fargo Bank NA (PayPal Holdings, Inc.), 14.28%, 2/7/25	$ 5,794,272
86,000	Wells Fargo Bank NA (PayPal Holdings, Inc.), 14.73%, 1/30/25	5,507,440
	Total Credit Services	$ 60,118,621

Electrical Equipment — 0.6%
52,400	Mizuho Markets Cayman LP (Generac Holdings, Inc.), 18.54%, 2/8/24	$ 6,111,622
65,300	Royal Bank of Canada (Generac Holdings, Inc.), 18.58%, 2/26/24 (144A)	7,547,047
40,800	Toronto-Dominion Bank (Generac Holdings, Inc.), 17.31%, 8/12/24	4,730,352
	Total Electrical Equipment	$ 18,389,021

Entertainment — 0.1%
314,600	Goldman Sachs International (Warner Bros. Discovery, Inc.), 18.72%, 3/29/24	$ 3,336,333
	Total Entertainment	$ 3,336,333

Footwear & Accessories — 0.2%
60,300	BNP Paribas Issuance BV (Crocs, Inc.), 18.17%, 10/22/24 (144A)	$ 5,610,312
	Total Footwear & Accessories	$ 5,610,312

Health Care Equipment & Supplies — 0.5%
28,500	Merrill Lynch International & Co. CV (Stryker Corp.), 8.23%, 2/9/24	$ 7,931,738
85,100	Mizuho Markets Cayman LP (Medtronic plc), 8.74%, 5/2/24	7,538,669
	Total Health Care Equipment & Supplies	$ 15,470,407

Healthcare-Services — 0.9%
67,200	Merrill Lynch BV (The Cigna Group), 9.50%, 11/26/24	$ 19,585,104
15,800	Royal Bank of Canada (Humana, Inc.), 8.45%, 10/3/24 (144A)	6,340,619
	Total Healthcare-Services	$ 25,925,723

Hotels, Restaurants & Leisure — 0.2%
180,600	Merrill Lynch International & Co. CV (International Game Technology Plc), 15.85%, 3/11/24	$ 4,797,639
	Total Hotels, Restaurants & Leisure	$ 4,797,639

The accompanying notes are an integral part of these financial statements.
36Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Household Products — 0.3%
76,100	Mizuho Markets Cayman LP (The Estee Lauder Companies, Inc.), 15.50%, 11/12/24	$ 8,827,828
	Total Household Products	$ 8,827,828

	IT Services — 1.9%
56,400	Canadian Imperial Bank of Commerce (Alphabet, Inc.), 10.15%, 4/24/24	$ 6,688,335
18,100	Goldman Sachs International (Alphabet, Inc.), 11.13%, 3/26/24	2,004,249
379,200	Merrill Lynch International & Co. CV (Pure Storage, Inc.), 14.28%, 2/26/24	13,305,218
249,600	Morgan Stanley (Pure Storage, Inc.), 14.07%, 2/9/24	7,940,725
55,200	Russian Commercial Bank (Advanced Micro Devices, Inc.), 17.40%, 11/8/24 (144A)	5,887,908
110,200	Toronto-Dominion Bank (Alphabet, Inc.), 10.25%, 5/21/24	13,134,683
67,900	Toronto-Dominion Bank (Alphabet, Inc.), 10.51%, 4/12/24	7,840,861
	Total IT Services	$ 56,801,979

	Machinery — 0.6%
117,800	Citigroup Global Markets Holdings, Inc. (Generac Holdings, Inc.), 18.72%, 11/12/24 (144A)	$ 12,141,646
51,500	Wells Fargo Bank NA (Generac Holdings, Inc.), 15.36%, 2/7/25	5,855,550
	Total Machinery	$ 17,997,196

	Metals & Mining — 1.2%
151,900	Citigroup Global Markets Holdings, Inc. (Teck Resources Ltd.), 13.95%, 1/30/25 (144A)	$ 5,948,404
150,900	Citigroup Global Markets Holdings, Inc. (Teck Resources Ltd.), 14.01%, 11/26/24 (144A)	5,648,942
233,700(j)	JP Morgan Structured Products BV (Barrick Gold Corp.), 11.86%, 12/11/24	3,766,496
1,260,400(j)	JP Morgan Structured Products BV (Barrick Gold Corp.), 12.49%, 12/4/24	19,615,731
	Total Metals & Mining	$ 34,979,573

	Oil, Gas & Consumable Fuels — 2.1%
438,500	BNP Paribas Issuance BV (Kosmos Energy Ltd.), 21.08%, 3/8/24 (144A)	$ 2,819,555
279,300	Canadian Imperial Bank of Commerce (Antero Resources Corp.), 19.15%, 6/26/24	6,281,066
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2437

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Oil, Gas & Consumable Fuels — (continued)
476,900	Canadian Imperial Bank of Commerce (Marathon Oil Corp.), 13.40%, 9/24/24	$ 11,712,187
160,900	Canadian Imperial Bank of Commerce (Range Resources Corp.), 14.80%, 9/24/24	4,970,201
343,900	Goldman Sachs International (Kosmos Energy Ltd.), 21.33%, 3/29/24	2,176,887
270,700(j)	JP Morgan Structured Products BV (Marathon Oil Corp.), 13.10%, 12/4/24	6,495,934
155,800	Royal Bank of Canada (EQT Corp.), 16.46%, 6/26/24 (144A)	5,822,246
79,000	Toronto-Dominion Bank (Occidental Petroleum Corp.), 10.53%, 9/24/24	4,805,965
123,600	Toronto-Dominion Bank (Occidental Petroleum Corp.), 12.15%, 10/22/24	7,593,984
164,800	Toronto-Dominion Bank (Occidental Petroleum Corp.), 15.75%, 3/13/24	9,696,008
	Total Oil, Gas & Consumable Fuels	$ 62,374,033

	Pharmaceuticals — 0.2%
26,100	Toronto-Dominion Bank (Alnylam Pharmaceuticals, Inc.), 14.70%, 2/8/24	$ 4,606,128
	Total Pharmaceuticals	$ 4,606,128

	Semiconductors & Semiconductor Equipment — 2.3%
113,600	BNP Paribas Issuance BV (Micron Technology, Inc.), 13.72%, 10/22/24 (144A)	$ 8,591,568
35,600	Citigroup Global Markets Holdings, Inc. (Advanced Micro Devices, Inc.), 15.90%, 2/10/25	5,861,198
88,500(j)	JP Morgan Structured Products BV (Advanced Micro Devices, Inc.), 15.36%, 12/5/24	11,941,632
81,600	Merrill Lynch International & Co. CV (Applied Materials), 14.40%, 3/11/24	10,615,538
192,300	Merrill Lynch International & Co. CV (Microchip Technology, Inc.), 13.63%, 5/24/24	15,352,271
88,800	Royal Bank of Canada (Microchip Technology Incorporated), 13.57%, 3/5/24 (144A)	7,416,132
51,800	Wells Fargo Bank NA (Advanced Micro Devices, Inc.), 16.15%, 1/28/25	8,748,502
	Total Semiconductors & Semiconductor Equipment	$ 68,526,841

The accompanying notes are an integral part of these financial statements.
38Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Software — 0.5%
84,700	Canadian Imperial Bank of Commerce (Zoom Video Communications, Inc.), 14.20% (N/A + 0 bps), 12/4/24	$ 5,649,913
156,900	Mizuho Markets Cayman LP (Zoom Video Communications, Inc.), 19.80%, 3/8/24	10,596,320
	Total Software	$ 16,246,233

	Total Equity Linked Notes (Cost $555,850,343)	$ 558,978,589

	U.S. Government and Agency Obligations — 14.7% of Net Assets
3,511,136	Federal Home Loan Mortgage Corp., 2.500%, 2/1/51	$ 3,016,415
4,297,650	Federal Home Loan Mortgage Corp., 2.500%, 7/1/51	3,666,499
1,757,402	Federal Home Loan Mortgage Corp., 2.500%, 11/1/51	1,498,738
514,834	Federal Home Loan Mortgage Corp., 2.500%, 2/1/52	439,536
613,344	Federal Home Loan Mortgage Corp., 3.000%, 8/1/50	547,179
1,839,409	Federal Home Loan Mortgage Corp., 3.000%, 8/1/50	1,640,878
2,266,933	Federal Home Loan Mortgage Corp., 3.000%, 8/1/52	2,012,620
8,985,362	Federal Home Loan Mortgage Corp., 4.500%, 10/1/53	8,761,860
8,097,763	Federal Home Loan Mortgage Corp., 5.000%, 5/1/53	7,991,590
7,563,545	Federal Home Loan Mortgage Corp., 5.500%, 8/1/52	7,607,143
8,683,171	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	8,707,183
2,477,379	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	2,485,024
18,786,900	Federal Home Loan Mortgage Corp., 5.500%, 6/1/53	18,858,150
20,187,289	Federal Home Loan Mortgage Corp., 5.500%, 6/1/53	20,250,745
17,272,327	Federal Home Loan Mortgage Corp., 5.500%, 7/1/53	17,326,264
13,981,889	Federal Home Loan Mortgage Corp., 5.500%, 9/1/53	14,045,039
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2439

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
24,187,763	Federal Home Loan Mortgage Corp., 5.500%, 10/1/53	$ 24,297,445
4,945,716	Federal Home Loan Mortgage Corp., 5.500%, 12/1/53	4,964,147
2,232,845	Federal Home Loan Mortgage Corp., 6.500%, 9/1/53	2,290,408
1,551,366	Federal Home Loan Mortgage Corp., 6.500%, 9/1/53	1,592,313
8,273,052	Federal Home Loan Mortgage Corp., 6.500%, 10/1/53	8,471,541
7,805,714	Federal Home Loan Mortgage Corp., 6.500%, 10/1/53	8,010,235
6,967,964	Federal National Mortgage Association, 2.500%, 8/1/50	6,009,626
8,044,129	Federal National Mortgage Association, 2.500%, 5/1/51	6,880,471
16,806,363	Federal National Mortgage Association, 2.500%, 11/1/51	14,405,932
7,386,922	Federal National Mortgage Association, 2.500%, 11/1/51	6,331,761
329,053	Federal National Mortgage Association, 2.500%, 1/1/52	280,621
9,952,515	Federal National Mortgage Association, 2.500%, 2/1/52	8,515,708
366,870	Federal National Mortgage Association, 3.000%, 4/1/51	328,891
10,833,258	Federal National Mortgage Association, 3.000%, 11/1/51	9,607,443
11,855,781	Federal National Mortgage Association, 4.500%, 5/1/53	11,504,092
15,268,982	Federal National Mortgage Association, 5.000%, 4/1/53	15,077,712
12,450,718	Federal National Mortgage Association, 5.000%, 8/1/53	12,475,176
6,334,836	Federal National Mortgage Association, 5.500%, 8/1/52	6,353,999
852,552	Federal National Mortgage Association, 5.500%, 4/1/53	854,995
21,327,807	Federal National Mortgage Association, 5.500%, 8/1/53	21,391,398
10,944,074	Federal National Mortgage Association, 5.500%, 8/1/53	10,982,704
The accompanying notes are an integral part of these financial statements.
40Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
7,974,766	Federal National Mortgage Association, 5.500%, 9/1/53	$ 7,996,820
29,038,838	Federal National Mortgage Association, 5.500%, 9/1/53	29,119,142
35,872,585	Federal National Mortgage Association, 5.500%, 9/1/53	36,004,483
28,869,995	Federal National Mortgage Association, 5.500%, 10/1/53	28,949,832
1,899,049	Federal National Mortgage Association, 5.500%, 1/1/54	1,906,532
2,600,000	Federal National Mortgage Association, 5.500%, 2/1/54	2,611,944
226,089	Federal National Mortgage Association, 6.500%, 2/1/53	231,456
3,539,933	Federal National Mortgage Association, 6.500%, 7/1/53	3,692,039
4,477,905	Federal National Mortgage Association, 6.500%, 7/1/53	4,650,274
5,480,940	Federal National Mortgage Association, 6.500%, 9/1/53	5,628,271
5,294,510	Federal National Mortgage Association, 6.500%, 9/1/53	5,431,127
4,588,528	Federal National Mortgage Association, 6.500%, 9/1/53	4,717,674
7,907,451	Federal National Mortgage Association, 6.500%, 10/1/53	8,119,283
	Total U.S. Government and Agency Obligations (Cost $431,089,765)	$438,540,358

Shares
	SHORT TERM INVESTMENTS — 5.2% of Net Assets
	Open-End Fund — 5.2%
155,426,702(k)	Dreyfus Government Cash Management, Institutional Shares, 5.22%	$ 155,426,702
		$ 155,426,702

	TOTAL SHORT TERM INVESTMENTS (Cost $155,426,702)	$155,426,702

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2441

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date	Value
Over The Counter (OTC) Put Options On Indices Purchased — 0.0%†
24,043	S&P 500 INDEX	Citibank NA	USD 1,970,988	USD 4,372.14	4/30/24	$ 579,750
	Total Over The Counter (OTC) Put Options On Indices Purchased (Premiums paid $ 1,970,988)					$ 579,750

	TOTAL OPTIONS PURCHASED (Premiums paid $ 1,970,988)					$ 579,750

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.5% (Cost $2,780,605,521)					$2,964,249,963
	OTHER ASSETS AND LIABILITIES — 0.5%					$ 15,393,869
	net assets — 100.0%					$2,979,643,832

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(G.D.R.)	Global Depositary Receipts.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At January 31, 2024, the value of these securities amounted to $616,861,107, or 20.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2024.
(b)	Non-income producing security.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at January 31, 2024.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2024.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	Security is in default.
(i)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
The accompanying notes are an integral part of these financial statements.
42Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

(k)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2024.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	4/12/2023	$ 1,500,000	$ 1,518,000
Alamo Re	11/15/2023	1,862,721	1,868,328
Alturas Re 2021-3	7/1/2021	120,633	52,000
Alturas Re 2022-2	4/11/2023	1,067	4,387
Amaranth Re 2023	1/26/2023	417,924	528,400
Aquila Re	5/10/2023	500,000	513,500
Aquila Re	5/10/2023	250,000	258,825
Atlas Capital	5/17/2023	1,250,000	1,270,625
Ballybunion Re 2023	3/20/2023	3,397,142	3,854,000
Bantry Re 2021	1/11/2021	7,851	4,637
Bantry Re 2023	1/10/2023	4,000,000	4,926,000
Berwick Re 2023	2/1/2023	—	95,590
Berwick Re 2024-1	1/10/2024	1,500,000	1,515,000
Blue Ridge Re	11/14/2023	750,000	756,300
Blue Ridge Re	11/14/2023	1,250,000	1,248,875
Bonanza Re	2/13/2020	1,195,374	1,198,800
Bonanza Re	12/15/2020	500,000	472,650
Bonanza Re	1/6/2023	250,000	251,225
Bonanza Re	7/25/2023	219,468	235,250
Cape Lookout Re	3/9/2021	1,000,000	999,000
Cape Lookout Re	4/14/2023	1,753,445	1,781,850
Carnoustie Re 2023	2/15/2023	—	187,207
Carnoustie Re 2024	1/17/2024	2,500,000	2,524,637
Cat Re 2001	11/14/2023	750,000	771,975
Citrus Re	4/27/2023	1,000,000	1,027,000
Cypress Re 2017	1/24/2017	2,353	70
Eccleston Re 2023	7/13/2023	—	417,862
Eden Re II	12/23/2019	69,618	29,100
Eden Re II	12/14/2020	27,554	6,502
Eden Re II	1/25/2021	39,873	11,526
Emetteur Non Renseigne-PI0047 2024-1	1/26/2024	3,000,000	3,028,206
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2443

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Everglades Re II	11/15/2023	$ 2,570,125	$ 2,583,150
Everglades Re II	11/21/2023	2,230,088	2,244,420
First Coast Re	3/24/2023	1,000,000	1,011,500
First Coast Re III Pte	3/4/2021	1,250,000	1,197,875
FloodSmart Re	2/16/2021	1,350,000	1,348,650
FloodSmart Re	2/23/2023	1,000,000	1,003,200
Four Lakes Re	12/22/2022	250,000	257,050
Four Lakes Re	12/8/2023	250,000	253,750
Four Lakes Re	12/8/2023	250,000	248,925
Galileo Re	12/4/2023	250,000	253,900
Galileo Re	12/4/2023	250,000	253,775
Gamboge Re	4/20/2023	3,169,465	3,933,000
Gateway Re	2/3/2023	600,000	649,500
Gleneagles Re 2021	1/13/2021	9,150	50
Gullane Re 2023	1/10/2023	3,000,000	3,776,193
Harambee Re 2019	12/20/2018	—	2,250
Herbie Re	10/19/2020	500,000	492,400
High Point Re	12/1/2023	2,000,000	1,992,800
Integrity Re	3/23/2023	2,000,000	2,066,000
Isosceles Re 2023	8/7/2023	—	—
Kilimanjaro III Re	4/8/2021	250,000	247,275
Kilimanjaro III Re	4/8/2021	250,000	243,575
Kilimanjaro III Re	4/8/2021	250,000	248,800
Lightning Re	3/20/2023	1,500,000	1,578,600
Limestone Re 2020-1	1/3/2020	—	—
Lion Rock Re 2021	12/30/2020	82,745	27,950
Locke Tavern Re	3/23/2023	1,300,000	1,310,530
LUKOIL PJSC	4/3/2020	3,354,083	189,058
Magnit PJSC	4/15/2020	12,536,598	763,548
Merion Re 2021-2	12/28/2020	544,188	321,000
Merion Re 2024-1	1/11/2024	843,568	862,009
Merna Re	4/5/2023	1,600,000	1,720,160
Merna Re II	6/8/2021	750,000	749,250
Merna Re II	4/5/2023	1,300,000	1,323,920
Mona Lisa Re	6/22/2021	500,000	498,150
Mona Lisa Re	12/30/2022	1,000,000	1,075,000
Mystic Re	12/12/2023	1,000,000	999,300
Mystic Re IV	6/9/2021	1,749,413	1,732,500
Mystic Re IV	6/9/2021	500,000	488,700
Old Head Re 2024	1/5/2024	183,891	190,567
Pangaea Re 2023-1	1/19/2023	3,500,000	4,296,723
Pangaea Re 2023-3	6/29/2023	1,250,000	1,418,263
Pine Valley Re 2023	1/18/2023	446,865	—
Pine Valley Re 2024	1/17/2024	414,596	414,596
The accompanying notes are an integral part of these financial statements.
44Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Restricted Securities	Acquisition date	Cost	Value
Queen Street Re	5/12/2023	$ 1,500,000	$ 1,557,750
Residential Re	10/30/2020	1,001,753	984,000
Residential Re	10/28/2021	500,000	475,300
Residential Re	10/28/2021	750,000	710,550
Residential Re	11/22/2022	500,000	511,050
Residential Re	1/17/2023	242,491	244,800
Residential Re	11/7/2023	1,250,000	1,255,125
Residential Re	11/7/2023	750,000	755,250
Resilience Re	2/8/2017	338	—
RosaPenna Re 2021	7/16/2021	—	20,000
Rosneft Oil Co. PJSC	12/6/2019	9,625,119	405,811
Russian Federal Bond - OFZ	9/14/2021	840,023	32,824
Russian Federal Bond - OFZ	9/14/2021	890,139	34,385
Sakura Re	3/24/2021	500,000	489,400
Sanders Re	5/24/2023	650,000	673,400
Sanders Re	1/16/2024	750,000	749,977
Sanders Re II	5/24/2021	1,250,000	1,226,750
Sanders Re III	2/14/2023	757,907	772,800
Sanders Re III	3/24/2023	1,600,000	1,612,000
Sector Re V	4/23/2019	135,623	105,982
Sector Re V	12/4/2019	1,070	179,945
Sector Re V	12/4/2023	3,000,000	3,139,557
Solomon Re	6/12/2023	250,000	257,100
Sussex Re	1/27/2023	284,162	295,830
Sutter Re	6/6/2023	500,000	501,750
Thopas Re 2020	2/5/2020	—	200
Thopas Re 2021	12/30/2020	—	24,150
Thopas Re 2023	2/13/2023	2,071,799	2,732,250
Topanga Re	10/5/2023	229,874	231,575
Torrey Pines Re	3/12/2021	500,000	495,850
Torricelli Re 2021	7/1/2021	—	37,500
Torricelli Re 2023	7/19/2023	2,500,000	2,992,075
Ursa Re	4/12/2023	1,000,000	1,012,200
Viribus Re 2019	12/27/2018	—	—
Viribus Re 2020	3/12/2020	101,920	33,200
Viribus Re 2023	1/8/2023	2,000,000	2,765,000
Vitality Re XIII	3/6/2023	1,694,814	1,720,600
Vitality Re XIV	1/25/2023	3,260,403	3,248,375
Vitality Re XIV	1/25/2023	600,000	599,400
Walton Health Re 2019	7/18/2019	8,486	75,504
Walton Heath Re 2021	6/28/2021	39,019	19
White Heron Re	8/30/2023	—	65,071
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2445

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Woburn Re 2019	1/30/2019	$ 79,729	$ 100,452
X5 Retail Group NV (G.D.R.)	9/17/2020	1,738,218	29,164
Total Restricted Securities			$108,779,110
% of Net assets			3.7%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
TRY	455,000,000	USD	10,520,447	Goldman Sachs & Co.	1/30/25	$(31,761)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (31,761)
FUTURES CONTRACTS
INDEX FUTURES CONTRACTS
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
120	Japan 10 Year Bond (OSE)	3/13/24	$ (118,595,128)	$ (119,241,745)	$ (646,617)
339	NASDAQ 100 E-Mini	3/15/24	(110,590,743)	(116,902,455)	(6,311,712)
1,450	S&P 500 E-Mini	3/15/24	(340,484,989)	(353,111,250)	(12,626,261)
			$ (569,670,860)	$ (589,255,450)	$ (19,584,590)
TOTAL FUTURES CONTRACTS			$(569,670,860)	$(589,255,450)	$(19,584,590)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CZK	— Czech Republic Koruna
EUR	— Euro
GBP	— Great British Pound
RUB	— Russia Ruble
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South Africa Rand
The accompanying notes are an integral part of these financial statements.
46Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 120,561,677	$335,372,407
Other Long-Term Securities	$1,197,509,202	$699,795,487
At January 31, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,777,453,027 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 280,907,187
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(113,726,602)
Net unrealized appreciation	$ 167,180,585
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2024 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 14,438,310	$ —	$ 14,438,310
Common Stocks
Construction & Engineering	—	51,013	—	51,013
Consumer Staples Distribution & Retail	7,273,249	—	792,712	8,065,961
Oil, Gas & Consumable Fuels	212,839,607	—	594,869	213,434,476
All Other Common Stocks	961,326,673	—	—	961,326,673
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2447

Schedule of Investments  |  1/31/24
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$ 91,401,895	$ 360,000	$ 91,761,895
Collateralized Mortgage Obligations	—	84,772,529	—	84,772,529
Commercial Mortgage-Backed Securities	—	13,969,885	—	13,969,885
Convertible Corporate Bonds	—	27,645,156	—	27,645,156
Corporate Bonds	—	238,492,408	—	238,492,408
Convertible Preferred Stock	572,993	—	—	572,993
Rights/Warrants	—	2,326,667	—	2,326,667
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	10,815,206	10,815,206
Multiperil – Worldwide	—	—	2,071,165	2,071,165
Windstorm – North Carolina	—	—	—*	—*
Windstorm – U.S.	—	—	65,071	65,071
Reinsurance Sidecars
Multiperil – U.S.	—	—	189,457	189,457
Multiperil – Worldwide	—	—	31,557,731	31,557,731
All Other Insurance-Linked Securities	—	62,625,690	—	62,625,690
Foreign Government Bonds
Russia	—	—	67,209	67,209
All Other Foreign Government Bonds	—	30,440,962	—	30,440,962
Closed-End Funds	16,034,107	—	—	16,034,107
Equity Linked Notes	—	558,978,589	—	558,978,589
U.S. Government and Agency Obligations	—	438,540,358	—	438,540,358
Open-End Fund	155,426,702	—	—	155,426,702
Over The Counter (OTC) Put Options On Indices Purchased	—	579,750	—	579,750
Total Investments in Securities	$1,353,473,331	$1,564,263,212	$ 46,513,420	$2,964,249,963
Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$ —	$ (31,761)	$ —	$ (31,761)
Net unrealized depreciation on futures contracts	(19,584,590)	—	—	(19,584,590)
Total Other Financial Instruments	$ (19,584,590)	$ (31,761)	$ —	$ (19,616,351)
*	Securities valued at $0.
The accompanying notes are an integral part of these financial statements.
48Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Transfers are calculated on the beginning of period values. During the period ended January 31, 2024, a security valued at $200,250 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2449

Statement of Assets and Liabilities  |  1/31/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,780,605,521)	$2,964,249,963
Cash	2,679,738
Foreign currencies, at value (cost $11,331)	11,593
Futures collateral	34,203,715
Variation margin for futures contracts	8,338,737
Receivables —
Investment securities sold	447,382,833
Fund shares sold	9,420,193
Dividends	3,624,762
Interest	11,623,320
Other assets	132,180
Total assets	$ 3,481,667,034
LIABILITIES:
Payables —
Investment securities purchased	$ 488,022,306
Fund shares repurchased	12,193,715
Distributions	138,651
Trustees’ fees	14,514
Collateral due to broker for options	560,000
Unrealized depreciation on forward foreign currency exchange contracts	31,761
Management fees	188,682
Administrative expenses	72,013
Distribution fees	57,145
Accrued expenses	744,415
Total liabilities	$ 502,023,202
NET ASSETS:
Paid-in capital	$3,127,281,541
Distributable earnings (loss)	(147,637,709)
Net assets	$2,979,643,832
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $539,838,670/48,030,919 shares)	$ 11.24
Class C (based on $285,415,512/25,494,189 shares)	$ 11.20
Class K (based on $120,022,829/10,387,049 shares)	$ 11.56
Class R (based on $1,042,263/92,789 shares)	$ 11.23
Class Y (based on $2,033,324,558/181,602,907 shares)	$ 11.20
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.24 net asset value per share/100%-4.50% maximum sales charge)	$ 11.77
The accompanying notes are an integral part of these financial statements.
50Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 69,367,112
Dividends from unaffiliated issuers (net of foreign taxes withheld $910,901)	23,882,496
Total Investment Income		$ 93,249,608
EXPENSES:
Management fees	$ 6,353,812
Administrative expenses	263,331
Transfer agent fees
Class A	102,756
Class C	76,742
Class K	25
Class R	466
Class Y	935,586
Distribution fees
Class A	636,750
Class C	1,361,668
Class R	2,480
Shareholder communications expense	37,939
Custodian fees	78,879
Registration fees	161,221
Professional fees	156,624
Printing expense	22,414
Officers’ and Trustees’ fees	84,959
Insurance expense	23,810
Miscellaneous	173,112
Total expenses		$ 10,472,574
Net investment income		$ 82,777,034
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(20,154,752)
Class actions	243,150
Futures contracts	(18,676,568)
Other assets and liabilities denominated in foreign currencies	30,972	$(38,557,198)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 56,827,457
Forward foreign currency exchange contracts	(31,761)
Futures contracts	(1,316,505)
Other assets and liabilities denominated in foreign currencies	(215,252)	$ 55,263,939
Net realized and unrealized gain (loss) on investments		$ 16,706,741
Net increase in net assets resulting from operations		$ 99,483,775
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2451

Statements of Changes in Net Assets
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 82,777,034	$ 146,615,483
Net realized gain (loss) on investments	(38,557,198)	(101,301,896)
Change in net unrealized appreciation (depreciation) on investments	55,263,939	153,218,797
Net increase in net assets resulting from operations	$ 99,483,775	$ 198,532,384
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.47 and $0.63 per share, respectively)	$ (21,396,953)	$ (25,497,137)
Class C ($0.42 and $0.55 per share, respectively)	(10,397,355)	(12,769,214)
Class K ($0.49 and $0.68 per share, respectively)	(5,002,950)	(6,960,933)
Class R ($0.45 and $0.60 per share, respectively)	(39,753)	(50,189)
Class Y ($0.48 and $0.65 per share, respectively)	(78,968,600)	(82,359,534)
Total distributions to shareholders	$ (115,805,611)	$ (127,637,007)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 678,884,736	$1,255,867,301
Reinvestment of distributions	114,725,323	126,852,760
Cost of shares repurchased	(358,455,582)	(651,211,343)
Net increase in net assets resulting from Fund share transactions	$ 435,154,477	$ 731,508,718
Net increase in net assets	$ 418,832,641	$ 802,404,095
NET ASSETS:
Beginning of period	$2,560,811,191	$1,758,407,096
End of period	$2,979,643,832	$ 2,560,811,191
The accompanying notes are an integral part of these financial statements.
52Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

	Six Months Ended 1/31/24 Shares (unaudited)	Six Months Ended 1/31/24 Amount (unaudited)	Year Ended 7/31/23 Shares	Year Ended 7/31/23 Amount
Class A
Shares sold	6,946,396	$ 77,487,533	13,614,271	$ 150,475,084
Reinvestment of distributions	1,889,592	21,126,808	2,296,769	25,299,143
Less shares repurchased	(4,283,602)	(47,809,007)	(9,220,100)	(101,358,676)
Net increase	4,552,386	$ 50,805,334	6,690,940	$ 74,415,551
Class C
Shares sold	3,989,446	$ 44,306,318	5,901,728	$ 65,091,251
Reinvestment of distributions	929,343	10,352,452	1,163,826	12,765,742
Less shares repurchased	(3,193,629)	(35,505,181)	(6,403,436)	(70,277,889)
Net increase	1,725,160	$ 19,153,589	662,118	$ 7,579,104
Class K
Shares sold	271,693	$ 3,118,921	403,320	$ 4,615,552
Reinvestment of distributions	427,776	4,915,729	609,865	6,900,872
Less shares repurchased	(586,066)	(6,716,674)	(1,256,261)	(14,155,284)
Net increase (decrease)	113,403	$ 1,317,976	(243,076)	$ (2,638,860)
Class R
Shares sold	13,642	$ 151,536	51,848	$ 568,684
Reinvestment of distributions	3,557	39,753	4,534	49,942
Less shares repurchased	(25,163)	(280,086)	(27,662)	(304,868)
Net increase (decrease)	(7,964)	$ (88,797)	28,720	$ 313,758
Class Y
Shares sold	49,824,617	$ 553,820,428	94,190,114	$1,035,116,730
Reinvestment of distributions	7,026,692	78,290,581	7,445,204	81,837,061
Less shares repurchased	(24,151,375)	(268,144,634)	(42,488,849)	(465,114,626)
Net increase	32,699,934	$ 363,966,375	59,146,469	$ 651,839,165
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2453

Financial Highlights
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class A
Net asset value, beginning of period	$ 11.32	$ 10.98	$ 11.67	$ 10.17	$ 10.79	$ 11.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.73	$ 0.63	$ 0.65	$ 0.62	$ 0.62
Net realized and unrealized gain (loss) on investments	0.05	0.24	(0.67)	1.41	(0.60)	(0.80)
Net increase (decrease) from investment operations	$ 0.39	$ 0.97	$ (0.04)	$ 2.06	$ 0.02	$ (0.18)
Distributions to shareholders:
Net investment income	$ (0.47)	$ (0.63)	$ (0.65)	$ (0.56)	$ (0.64)	$ (0.62)
Total distributions	$ (0.47)	$ (0.63)	$ (0.65)	$ (0.56)	$ (0.64)	$ (0.62)
Net increase (decrease) in net asset value	$ (0.08)	$ 0.34	$ (0.69)	$ 1.50	$ (0.62)	$ (0.80)
Net asset value, end of period	$ 11.24	$ 11.32	$ 10.98	$ 11.67	$ 10.17	$ 10.79
Total return (b)	3.52%(c)(d)	9.19%	(0.43)%	20.66%	0.28%	(1.56)%
Ratio of net expenses to average net assets	0.83%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	6.05%(e)	6.62%	5.51%	5.82%	6.01%	5.58%
Portfolio turnover rate	40%(d)	74%	73%	106%	126%	108%
Net assets, end of period (in thousands)	$539,839	$492,295	$403,985	$356,626	$310,126	$377,722
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.83%(e)	0.86%	0.85%	0.88%	0.89%	0.89%
Net investment income (loss) to average net assets	6.05%(e)	6.61%	5.51%	5.79%	5.97%	5.54%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the period ended January 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class A's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
54Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class C
Net asset value, beginning of period	$ 11.28	$ 10.94	$ 11.63	$ 10.13	$ 10.76	$ 11.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.29	$ 0.64	$ 0.54	$ 0.56	$ 0.54	$ 0.53
Net realized and unrealized gain (loss) on investments	0.05	0.25	(0.67)	1.41	(0.61)	(0.80)
Net increase (decrease) from investment operations	$ 0.34	$ 0.89	$ (0.13)	$ 1.97	$ (0.07)	$ (0.27)
Distributions to shareholders:
Net investment income	$ (0.42)	$ (0.55)	$ (0.56)	$ (0.47)	$ (0.56)	$ (0.53)
Total distributions	$ (0.42)	$ (0.55)	$ (0.56)	$ (0.47)	$ (0.56)	$ (0.53)
Net increase (decrease) in net asset value	$ (0.08)	$ 0.34	$ (0.69)	$ 1.50	$ (0.63)	$ (0.80)
Net asset value, end of period	$ 11.20	$ 11.28	$ 10.94	$ 11.63	$ 10.13	$ 10.76
Total return (b)	3.13%(c)(d)	8.38%	(1.20)%	19.78%	(0.62)%	(2.33)%
Ratio of net expenses to average net assets	1.60%(e)	1.62%	1.61%	1.64%	1.65%	1.64%
Ratio of net investment income (loss) to average net assets	5.28%(e)	5.85%	4.72%	5.04%	5.20%	4.78%
Portfolio turnover rate	40%(d)	74%	73%	106%	126%	108%
Net assets, end of period (in thousands)	$285,416	$268,091	$252,795	$296,575	$312,559	$422,863
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.60%(e)	1.62%	1.61%	1.64%	1.66%	1.65%
Net investment income (loss) to average net assets	5.28%(e)	5.85%	4.72%	5.04%	5.19%	4.77%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended January 31, 2024, the total return would have been 3.04%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2455

Financial Highlights  (continued)
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class K
Net asset value, beginning of period	$ 11.64	$ 11.28	$ 12.02	$ 10.47	$ 11.12	$ 11.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.78	$ 0.69	$ 0.70	$ 0.67	$ 0.67
Net realized and unrealized gain (loss) on investments	0.04	0.26	(0.73)	1.46	(0.63)	(0.83)
Net increase (decrease) from investment operations	$ 0.41	$ 1.04	$ (0.04)	$ 2.16	$ 0.04	$ (0.16)
Distributions to shareholders:
Net investment income	$ (0.49)	$ (0.68)	$ (0.70)	$ (0.61)	$ (0.69)	$ (0.67)
Total distributions	$ (0.49)	$ (0.68)	$ (0.70)	$ (0.61)	$ (0.69)	$ (0.67)
Net increase (decrease) in net asset value	$ (0.08)	$ 0.36	$ (0.74)	$ 1.55	$ (0.65)	$ (0.83)
Net asset value, end of period	$ 11.56	$ 11.64	$ 11.28	$ 12.02	$ 10.47	$ 11.12
Total return (b)	3.67%(c)(d)	9.58%	(0.42)%	21.05%	0.44%	(1.32)%
Ratio of net expenses to average net assets	0.54%(e)	0.56%	0.55%	0.57%	0.58%	0.56%
Ratio of net investment income (loss) to average net assets	6.35%(e)	6.92%	5.79%	6.07%	6.30%	5.87%
Portfolio turnover rate	40%(d)	74%	73%	106%	126%	108%
Net assets, end of period (in thousands)	$120,023	$119,558	$118,667	$139,556	$121,281	$125,831
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.54%(e)	0.56%	0.55%	0.57%	0.58%	0.57%
Net investment income (loss) to average net assets	6.35%(e)	6.92%	5.79%	6.07%	6.30%	5.86%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended January 31, 2024, the total return would have been 3.58%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
56Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class R
Net asset value, beginning of period	$11.32	$10.98	$11.64	$10.19	$10.83	$11.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.32	$ 0.69	$ 0.59	$ 0.53	$ 0.53	$ 0.55
Net realized and unrealized gain (loss) on investments	0.04	0.25	(0.66)	1.40	(0.60)	(0.81)
Net increase (decrease) from investment operations	$ 0.36	$ 0.94	$ (0.07)	$ 1.93	$ (0.07)	$ (0.26)
Distributions to shareholders:
Net investment income	$ (0.45)	$ (0.60)	$ (0.59)	$ (0.48)	$ (0.57)	$ (0.55)
Total distributions	$ (0.45)	$ (0.60)	$ (0.59)	$ (0.48)	$ (0.57)	$ (0.55)
Net increase (decrease) in net asset value	$ (0.09)	$ 0.34	$ (0.66)	$ 1.45	$ (0.64)	$ (0.81)
Net asset value, end of period	$11.23	$11.32	$10.98	$11.64	$10.19	$10.83
Total return (b)	3.26%(c)(d)	8.84%	(0.71)%	19.27%	0.57%	(2.22)%
Ratio of net expenses to average net assets	1.17%(e)	1.20%	1.18%	1.80%	1.63%	1.57%
Ratio of net investment income (loss) to average net assets	5.76%(e)	6.26%	5.18%	4.82%	5.13%	4.92%
Portfolio turnover rate	40%(d)	74%	73%	106%	126%	108%
Net assets, end of period (in thousands)	$1,042	$1,140	$ 791	$ 643	$1,470	$ 835
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.17%(e)	1.20%	1.18%	1.80%	1.63%	1.59%
Net investment income (loss) to average net assets	5.76%(e)	6.26%	5.18%	4.82%	5.13%	4.90%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the period ended January 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class R's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2457

Financial Highlights  (continued)
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19
Class Y
Net asset value, beginning of period	$ 11.28	$ 10.94	$ 11.63	$ 10.13	$ 10.77	$ 11.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.35	$ 0.75	$ 0.65	$ 0.67	$ 0.64	$ 0.64
Net realized and unrealized gain (loss) on investments	0.05	0.24	(0.67)	1.41	(0.62)	(0.80)
Net increase (decrease) from investment operations	$ 0.40	$ 0.99	$ (0.02)	$ 2.08	$ 0.02	$ (0.16)
Distributions to shareholders:
Net investment income	$ (0.48)	$ (0.65)	$ (0.67)	$ (0.58)	$ (0.66)	$ (0.64)
Total distributions	$ (0.48)	$ (0.65)	$ (0.67)	$ (0.58)	$ (0.66)	$ (0.64)
Net increase (decrease) in net asset value	$ (0.08)	$ 0.34	$ (0.69)	$ 1.50	$ (0.64)	$ (0.80)
Net asset value, end of period	$ 11.20	$ 11.28	$ 10.94	$ 11.63	$ 10.13	$ 10.77
Total return (b)	3.63%(c)(d)	9.42%	(0.24)%	20.97%	0.27%	(1.36)%
Ratio of net expenses to average net assets	0.65%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	6.23%(e)	6.80%	5.71%	6.01%	6.20%	5.83%
Portfolio turnover rate	40%(d)	74%	73%	106%	126%	108%
Net assets, end of period (in thousands)	$2,033,325	$1,679,726	$982,169	$779,755	$586,958	$840,851
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.65%(e)	0.66%	0.66%	0.67%	0.68%	0.68%
Net investment income (loss) to average net assets	6.23%(e)	6.79%	5.70%	5.99%	6.17%	5.80%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the period ended January 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class Y's total return was less than 0.005%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
58Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Notes to Financial Statements  |  1/31/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Multi-Asset Income Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2459

appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Equity-linked notes are valued by using market prices or quotations from one or more brokers or other sources, a pricing matrix, or other fair value methods or techniques to provide an estimated value of the security or instrument. Fixed-income securities are valued by using
60Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider suchfactors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2461

provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of January 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the
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net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2023, the Fund has not accrued any reserve for repatriation taxes related to capital gains.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$127,637,007
Total	$ 127,637,007
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 24,235,809
Capital loss carryforward	(280,262,884)
Other book/tax temporary differences	13,009,808
Net unrealized appreciation	111,701,394
Total	$(131,315,873)
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The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the book/tax differences in the adjustments relating to insurance-linked securities, the tax treatment of premium and amortization, accrual of income on securities in default, the mark to market of futures contracts, and tax basis adjustments on partnership holdings.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $97,258 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions,
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recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
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At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
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The Fund has the flexibility to invest in a broad range of income-producing investments, including both debt securities and equity securities. The Fund may invest in the securities of issuers located throughout the world, including in emerging markets.
The Fund may invest in below-investment-grade (high-yield) debt securities. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
The Fund may invest in equity-linked notes (ELNs). ELNs are structured products that consist of two main components: a fixed income component in the form of a bond or note paying a stated interest rate (premium), and an equity-linked component tied to the performance of one or more underlying reference securities (usually a single stock, a basket of stocks or a stock index). Under the structure, current payments typically are made in exchange for a limit on the capital appreciation potential of the reference securities during the term of the note. The ELN retains the downside risk associated with the reference securities. ELNs may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Investments in ELNs often have risks similar to their underlying reference securities, which may include market risk and, as applicable,
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risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying reference securities or a fixed income investment.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
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H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at January 31, 2024 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
For the six months ended January 31, 2024, the Fund had no open repurchase agreements.
K.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an
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investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended January 31, 2024 was $2,173,949. Open purchased options contracts at January 31, 2024 are listed in the Schedule of Investments.
L.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended January 31, 2024, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended January 31, 2024 was $6,370,659 and $1,533,715 for buys and sells, respectively. Open forward
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foreign currency exchange contracts outstanding at January 31, 2024 are listed in the Schedule of Investments.
M.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2024, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the six months ended January 31, 2024 were $16,840,412 and $623,983,865, respectively. Open futures contracts outstanding at January 31, 2024 are listed in the Schedule of Investments.
N.	Equity-Linked Notes
Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and
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in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $5 billion. For the six months ended January 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.47% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $188,682 in management fees payable to the Adviser at January 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's
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compensation. For the six months ended January 31, 2024, the Fund paid $84,959 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $14,514 and a payable for administrative expenses of $72,013, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$10,759
Class C	5,996
Class K	97
Class R	166
Class Y	20,921
Total	$37,939
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $57,145 in distribution fees payable to the Distributor at January 31, 2024.
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The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2024, CDSCs in the amount of $30,620 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. For the six months ended January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender's commitment. For the six months ended January 31, 2024, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar
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agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2477

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Citibank NA	$579,750	$ —	$ —	$(560,000)	$19,750
Goldman Sachs & Co.	—	—	—	—	—
Total	$579,750	$—	$—	$ (560,000)	$19,750
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Citibank NA	$ —	$ —	$ —	$ —	$ —
Goldman Sachs & Co.	31,761	—	—	—	31,761
Total	$31,761	$—	$—	$—	$31,761
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors
78Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Options purchased*	$ —	$ —	$ —	$ 579,750	$ —
Total Value	$ —	$—	$ —	$ 579,750	$—
Liabilities
Net unrealized depreciation on futures contracts^	$646,617	$ —	$ —	$18,937,973	$ —
Unrealized depreciation on forward foreign currency exchange contracts	—	—	31,761	—	—
Total Value	$646,617	$—	$31,761	$18,937,973	$—

*	Reflects the market value of purchased option contracts (see Note 1K). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
^	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2479

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ 792,117	$ —	$ —	$ (19,468,685)	$ —
Options purchased*	—	—	—	(7,065,301)	—
Total Value	$ 792,117	$—	$ —	$(26,533,986)	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (2,029,731)	$ —	$ —	$ 713,226	$ —
Forward foreign currency exchange contracts	—	—	(31,761)	—	—
Options purchased**	—	—	—	1,961,097	—
Total Value	$(2,029,731)	$—	$(31,761)	$ 2,674,323	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1K). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1K). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
80Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2481

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
82Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2483

the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
84Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/2485

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
86Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 25512-12-0324

Pioneer Securitized Income Fund
Semiannual Report  |  January 31, 2024

A: SIFFX	Y: SYFFX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

1Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Portfolio Summary  |  1/31/24
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Bills, 2/6/24	5.77%
2.	Federal National Mortgage Association, 6.50%, 2/15/39 (TBA)	4.29
3.	U.S. Treasury Bills, 2/20/24	2.88
4.	Federal National Mortgage Association, 6.00%, 2/1/54 (TBA)	2.64
5.	U.S. Treasury Bills, 2/27/24	2.45
6.	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	1.90
7.	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	1.89
8.	Freddie Mac STACR Trust, Series 2018-HQA2, Class B2, 16.459% (SOFR30A + 1,111 bps), 10/25/48 (144A)	1.82
9.	STACR Trust, Series 2018-HRP2, Class B2, 15.959% (SOFR30A + 1,061 bps), 2/25/47 (144A)	1.76
10.	Bayview Opportunity Master Fund VII Trust, Series 2024-CAR1F, Class A, 6.971%, 9/28/28 (144A)	1.75
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/242

Prices and Distributions  |  1/31/24
Net Asset Value per Share
Class	1/31/24	7/31/23
A	$9.36	$9.12
Y	$9.37	$9.12

Distributions per Share: 8/1/23 - 1/31/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3545	$—	$—
Y	$0.3660	$—	$—
Index Definitions
Bloomberg US Securitized MBS/ABS/CMBS Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC); investment-grade debt asset-backed securities; and investment-grade commercial mortgage backed securities. The index is constructed by grouping individual pools into aggregates or generics based on program, coupon, and vintage. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $1 Million Investment” charts on pages 4 – 6.
3Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Securitized Income Fund at public offering price during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.*
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg US Securitized MBS/ABS /CMBS Index
Life of Class (7/2/21)	4.32%	2.46%	-3.13%
1 Year	10.78	5.79	1.41
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
1.88%	0.91%
Value of $10,000 Investment
*Performance of Class A shares shown in the graph above is from the inception of Class A shares on 7/2/21 through 1/31/24. Index information shown in the graph above is from 7/31/21 through 1/31/24.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2024. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions.
Please refer to the financial highlights for more current expense ratios.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/244

Performance Update | 1/31/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Securitized Income Fund during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.*
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Bloomberg US Securitized MBS/ABS /CMBS Index
Life of Class (12/10/19)	5.53%	-1.08%
1 Year	11.17	1.41
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
1.65%	0.66%
Value of $5 Million Investment
*Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 12/10/19 through 1/31/24. Index information shown in the graph above is from 12/31/19 through 1/31/24.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2024. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions.
5Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class Y Shares
The Fund acquired the assets and liabilities of Pioneer Securitized Income Fund (the “Predecessor Fund”) on June 30, 2021 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of the common shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for more current expense ratios.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/246

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund
Based on actual returns from August 1, 2023 through January 31, 2024.
Share Class	A	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,066.60	$1,069.00
Expenses Paid During Period*	$4.68	$3.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% and 0.65% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the partial year period).
7Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2023 through January 31, 2024.
Share Class	A	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,020.61	$1,021.87
Expenses Paid During Period*	$4.57	$3.30

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% and 0.65% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the partial year period).
Pioneer Securitized Income Fund | Semiannual Report | 1/31/248

Schedule of Investments  |  1/31/24
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 108.6%
	Asset Backed Securities — 49.6% of Net Assets
500,000	ACM Auto Trust, Series 2024-1A, Class A, 7.71%, 1/21/31 (144A)	$ 501,562
550,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class D, 5.83%, 1/18/28 (144A)	528,583
400,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class D, 7.38%, 9/17/29 (144A)	375,626
200,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	187,132
125,000	Auxilior Term Funding LLC, Series 2023-1A, Class D, 7.27%, 12/16/30 (144A)	127,367
200,000	Auxilior Term Funding LLC, Series 2023-1A, Class E, 10.97%, 12/15/32 (144A)	202,387
350,000	Avid Automobile Receivables Trust, Series 2021-1, Class F, 5.16%, 10/16/28 (144A)	329,157
600,000	Bayview Opportunity Master Fund VII Trust, Series 2024-CAR1F, Class A, 6.971%, 9/28/28 (144A)	604,455
235,000	BHG Securitization Trust, Series 2023-A, Class B, 6.35%, 4/17/36 (144A)	236,761
229,554	Blackbird Capital Aircraft Lease, Ltd., Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	192,828
200,000(a)	CFMT LLC, Series 2023-HB12, Class M3, 4.25%, 4/25/33 (144A)	164,174
250,000(b)	Clover CLO LLC, Series 2020-1A, Class ER, 11.876% (3 Month Term SOFR + 656 bps), 4/15/34 (144A)	248,112
65,796	Conn's Receivables Funding LLC, Series 2021-A, Class C, 4.59%, 5/15/26 (144A)	65,575
50,536	Conn's Receivables Funding LLC, Series 2023-A, Class A, 8.01%, 1/17/28 (144A)	50,643
140,000	Conn's Receivables Funding LLC, Series 2024-A, Class A, 7.05%, 1/16/29 (144A)	140,283
600,000	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	588,478
200,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	200,046
400,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	394,453
200,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class D, 7.40%, 2/15/29	205,976
192,913	FIGRE Trust, Series 2023-HE3, Class A, 6.436%, 1/25/42 (144A)	196,188
500,000	First Investors Auto Owner Trust, Series 2021-1A, Class F, 5.37%, 4/17/28 (144A)	472,636
The accompanying notes are an integral part of these financial statements.
9Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
175,000	GLS Auto Receivables Issuer Trust, Series 2023-1A, Class D, 7.01%, 1/16/29 (144A)	$ 178,175
250,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.18%, 8/15/29 (144A)	258,414
100,000	GLS Auto Select Receivables Trust, Series 2024-1A, Class D, 6.43%, 1/15/31 (144A)	100,157
400,000(b)	GRACIE POINT INTERNATIONAL FUNDING, Series 2022-1A, Class E, 11.084% (SOFR30A + 575 bps), 4/1/24 (144A)	399,942
200,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%, 8/20/51 (144A)	143,542
300,000(b)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 13.021% (3 Month Term SOFR + 770 bps), 4/29/34 (144A)	240,977
421,558(b)	JP Morgan Mortgage Trust, Series 2023-HE2, Class A1, 7.045% (SOFR30A + 170 bps), 3/25/54 (144A)	423,666
600,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%, 12/26/28 (144A)	582,578
104,144	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	103,727
250,000(b)	Madison Park Funding XLV, Ltd., Series 2020-45A, Class ER, 11.926% (3 Month Term SOFR + 661 bps), 7/15/34 (144A)	244,509
500,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.69%, 11/15/28 (144A)	508,269
210,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	206,608
150,000	NMEF Funding LLC, Series 2023-A, Class C, 8.04%, 6/17/30 (144A)	149,662
250,000(b)	Ocean Trails CLO IX, Series 2020-9A, Class ER, 13.026% (3 Month Term SOFR + 771 bps), 10/15/34 (144A)	232,752
270,000	Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/30 (144A)	274,216
310,000	Octane Receivables Trust, Series 2023-1A, Class D, 7.76%, 3/20/30 (144A)	319,312
185,619	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	178,686
196,894	Pagaya AI Debt Trust, Series 2023-1, Class A, 7.556%, 7/15/30 (144A)	197,738
274,976	Pagaya AI Debt Trust, Series 2023-3, Class A, 7.60%, 12/16/30 (144A)	276,398
235,157	Pagaya AI Debt Trust, Series 2023-5, Class A, 7.179%, 4/15/31 (144A)	235,923
400,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class E, 5.21%, 5/15/28 (144A)	373,111
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2410

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
180,000	Prestige Auto Receivables Trust, Series 2023-2A, Class D, 7.71%, 8/15/29 (144A)	$ 186,222
200,000	Progress Residential Trust, Series 2021-SFR8, Class G, 4.005%, 10/17/38 (144A)	176,600
100,000	Progress Residential Trust, Series 2021-SFR9, Class F, 4.053%, 11/17/40 (144A)	85,820
450,000(a) +	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	90,000
470,881(a)	Saluda Grade Alternative Mortgage Trust, Series 2023-FIG4, Class A, 6.718%, 11/25/53 (144A)	479,437
650,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	654,663
250,000	Santander Bank Auto Credit-Linked Notes, Series 2023-B, Class E, 8.408%, 12/15/33 (144A)	251,598
700,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	657,581
100,000	Santander Drive Auto Receivables Trust, Series 2024-1, Class C, 5.45%, 3/15/30	100,760
500,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class F, 5.08%, 5/15/28 (144A)	490,643
500,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	487,398
330,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.79%, 11/15/28 (144A)	334,742
175,000	Westlake Automobile Receivables Trust, Series 2023-2A, Class D, 7.01%, 11/15/28 (144A)	177,989
	Total Asset Backed Securities (Cost $16,464,233)	$15,814,237

	Collateralized Mortgage Obligations—26.5% of Net Assets
206,000(b)	Bellemeade Re, Ltd., Series 2021-3A, Class B1, 9.195% (SOFR30A + 385 bps), 9/25/31 (144A)	$ 204,072
613,013(a)	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	536,823
540,000(b)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2B1, 8.459% (SOFR30A + 311 bps), 1/25/40 (144A)	550,292
290,000(b)	Eagle Re, Ltd., Series 2021-2, Class M2, 9.595% (SOFR30A + 425 bps), 4/25/34 (144A)	298,413
240,000(b)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.295% (SOFR30A + 395 bps), 9/26/33 (144A)	246,020
84,093(a)	FARM 21-1 Mortgage Trust, Series 2021-1, Class B, 3.24%, 7/25/51 (144A)	61,391
The accompanying notes are an integral part of these financial statements.
11Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
6,140,301(a)(c)	Flagstar Mortgage Trust, Series 2021-4, Class AX1, 0.205%, 6/1/51 (144A)	$ 65,288
480,000(b)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class M2, 7.845% (SOFR30A + 250 bps), 1/25/42 (144A)	484,456
500,000(b)	Freddie Mac STACR Trust, Series 2018-HQA2, Class B2, 16.459% (SOFR30A + 1,111 bps), 10/25/48 (144A)	629,375
434,000(b)	Freddie Mac STACR Trust, Series 2019-DNA3, Class B2, 13.609% (SOFR30A + 826 bps), 7/25/49 (144A)	502,373
110,000(a)	GCAT Trust, Series 2021-CM1, Class M1, 2.276%, 4/25/65 (144A)	90,231
200,000(a)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class B1, 5.143%, 9/27/60 (144A)	184,384
190,000(a)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class M1, 3.293%, 9/27/60 (144A)	164,530
175,000(b)	Home Re, Ltd., Series 2022-1, Class B1, 14.345% (SOFR30A + 900 bps), 10/25/34 (144A)	196,253
4,029,007(a)(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1, 0.223%, 7/25/51 (144A)	44,739
205,000(a)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B2, 4.297%, 9/25/56 (144A)	147,626
7,897,958(a)(c)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1, 0.119%, 12/25/51 (144A)	46,250
6,750,865(a)(c)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1, 0.12%, 12/25/51 (144A)	37,455
259,209(b)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M3, 7.145% (SOFR30A + 180 bps), 3/25/51 (144A)	248,086
150,000(b)	Oaktown Re VII, Ltd., Series 2021-2, Class B1, 9.745% (SOFR30A + 440 bps), 4/25/34 (144A)	151,424
260,000(b)	Radnor Re, Ltd., Series 2023-1, Class M1A, 8.045% (SOFR30A + 270 bps), 7/25/33 (144A)	261,918
300,000(b)	Radnor Re, Ltd., Series 2023-1, Class M1B, 9.695% (SOFR30A + 435 bps), 7/25/33 (144A)	306,293
200,252(a)	Seasoned Credit Risk Transfer Trust, Series 2018-1, Class M, 4.75%, 5/25/57	189,746
288,000(a)	Seasoned Credit Risk Transfer Trust, Series 2019-1, Class M, 4.75%, 7/25/58 (144A)	270,640
290,000(a)	Seasoned Credit Risk Transfer Trust, Series 2019-2, Class M, 4.75%, 8/25/58 (144A)	269,427
150,000(a)	Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.75%, 10/25/58	141,463
500,000(b)	STACR Trust, Series 2018-HRP2, Class B1, 9.659% (SOFR30A + 431 bps), 2/25/47 (144A)	546,250
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2412

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
500,000(b)	STACR Trust, Series 2018-HRP2, Class B2, 15.959% (SOFR30A + 1,061 bps), 2/25/47 (144A)	$ 610,625
250,000(a)	Towd Point Mortgage Trust, Series 2022-SJ1, Class B1, 5.25%, 3/25/62 (144A)	229,834
200,000(b)	Triangle Re, Ltd., Series 2021-3, Class M2, 9.095% (SOFR30A + 375 bps), 2/25/34 (144A)	200,647
290,000(b)	Triangle Re, Ltd., Series 2023-1, Class M1B, 10.595% (SOFR30A + 525 bps), 11/25/33 (144A)	296,517
100,000	Visio Trust, Series 2020-1R, Class M1, 2.926%, 11/25/55 (144A)	87,598
170,000(a)	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.401%, 4/25/65 (144A)	150,834
	Total Collateralized Mortgage Obligations (Cost $8,334,411)	$8,451,273

	Commercial Mortgage-Backed Securities—9.7% of Net Assets
500,000(a)	COMM Mortgage Trust, Series 2020-CBM, Class F, 3.754%, 2/10/37 (144A)	$ 462,645
250,000(b)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 13.095% (SOFR30A + 775 bps), 1/25/51 (144A)	246,835
250,000(b)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.345% (SOFR30A + 400 bps), 11/25/51 (144A)	238,539
250,000(b)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, 7.946% (1 Month Term SOFR + 261 bps), 7/15/36 (144A)	244,273
304,358(b)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.709% (SOFR30A + 336 bps), 10/25/49 (144A)	298,273
498,498(b)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 9.209% (SOFR30A + 386 bps), 3/25/50 (144A)	489,778
500,000(a)	Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class E, 4.544%, 8/15/36 (144A)	249,412
500,000(b)	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class E, 8.913% (1 Month Term SOFR + 358 bps), 7/15/36 (144A)	350,896
The accompanying notes are an integral part of these financial statements.
13Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
260,000(b)	Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class AS, 6.65% (1 Month Term SOFR + 131 bps), 7/25/36 (144A)	$ 253,501
318,028(a)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M5, 4.29%, 2/25/50 (144A)	248,187
	Total Commercial Mortgage-Backed Securities (Cost $3,419,636)	$3,082,339

	Corporate Bonds — 0.4% of Net Assets
	Airlines — 0.4%
71,473	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	$ 74,721
43,368	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	42,359
	Total Airlines	$117,080

	Total Corporate Bonds (Cost $114,841)	$117,080

	U.S. Government and Agency Obligations — 22.4% of Net Assets
500,000	Federal National Mortgage Association, 5.500%, 2/1/54 (TBA)	$ 501,423
900,000	Federal National Mortgage Association, 6.000%, 2/1/54 (TBA)	912,322
1,450,000	Federal National Mortgage Association, 6.500%, 2/15/39 (TBA)	1,484,314
2,000,000(d)	U.S. Treasury Bills, 2/6/24	1,998,542
400,000(d)	U.S. Treasury Bills, 2/13/24	399,299
1,000,000(d)	U.S. Treasury Bills, 2/20/24	997,223
850,000(d)	U.S. Treasury Bills, 2/27/24	846,770
	Total U.S. Government and Agency Obligations (Cost $7,131,128)	$7,139,893

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 108.6% (Cost $35,464,249)	$34,604,822
	OTHER ASSETS AND LIABILITIES — (8.6)%	$ (2,742,595)
	net assets — 100.0%	$31,862,227

The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2414

Schedule of Investments  |  1/31/24
(unaudited) (continued)
(TBA)	“To Be Announced” Securities.
bps	Basis Points.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At January 31, 2024, the value of these securities amounted to $26,784,625, or 84.1% of net assets.
(a)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2024.
(b)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2024.
(c)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
+	Security is valued using significant unobservable inputs (Level 3).
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
56	U.S. 10 Year Note (CBT)	3/19/24	$6,172,708	$6,290,375	$117,667
TOTAL FUTURES CONTRACTS			$6,172,708	$ 6,290,375	$117,667
Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2024, aggregated $8,633,600 and $4,213,280, respectively.
At January 31, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $35,293,935 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 731,852
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,303,298)
Net unrealized depreciation	$ (571,446)
The accompanying notes are an integral part of these financial statements.
15Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2024 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$15,724,237	$90,000	$15,814,237
Collateralized Mortgage Obligations	—	8,451,273	—	8,451,273
Commercial Mortgage-Backed Securities	—	3,082,339	—	3,082,339
Corporate Bonds	—	117,080	—	117,080
U.S. Government and Agency Obligations	—	7,139,893	—	7,139,893
Total Investments in Securities	$ —	$ 34,514,822	$ 90,000	$ 34,604,822
Other Financial Instruments
Net unrealized appreciation on futures contracts	$117,667	$ —	$ —	$ 117,667
Total Other Financial Instruments	$ 117,667	$ —	$ —	$ 117,667
Transfers are calculated on the beginning of period values. During the period ended January 31, 2024, a security valued at $50,063 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2416

Statement of Assets and Liabilities  |  1/31/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $35,464,249)	$34,604,822
Cash	190,999
Futures collateral	432,464
Variation margin for futures contracts	39,375
Receivables —
Fund shares sold	148,447
Interest	101,613
Due from the Adviser	2,990
Other assets	20,595
Total assets	$35,541,305
LIABILITIES:
Payables —
Investment securities purchased	$ 3,488,438
Fund shares repurchased	45,711
Distributions	29,930
Trustees’ fees	679
Management fees	2,347
Administrative expenses	740
Distribution fees	85
Accrued expenses	111,148
Total liabilities	$ 3,679,078
NET ASSETS:
Paid-in capital	$33,347,451
Distributable earnings (loss)	(1,485,224)
Net assets	$31,862,227
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $2,499,625/266,914 shares)	$ 9.36
Class Y (based on $29,362,602/3,134,058 shares)	$ 9.37
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.36 net asset value per share/100%-4.50% maximum sales charge)	$ 9.80
The accompanying notes are an integral part of these financial statements.
17Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,075,881
Total Investment Income		$1,075,881
EXPENSES:
Management fees	$ 69,786
Administrative expenses	10,488
Transfer agent fees
Class A	50
Class Y	4,780
Distribution fees
Class A	2,908
Shareholder communications expense	481
Custodian fees	43
Registration fees	23,353
Professional fees	61,173
Printing expense	10,923
Officers’ and Trustees’ fees	4,184
Insurance expense	238
Miscellaneous	9,619
Total expenses		$ 198,026
Less fees waived and expenses reimbursed by the Adviser		(112,644)
Net expenses		$ 85,382
Net investment income		$ 990,499
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 56,006
Futures contracts	(311,566)	$ (255,560)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 697,178
Futures contracts	287,981	$ 985,159
Net realized and unrealized gain (loss) on investments		$ 729,599
Net increase in net assets resulting from operations		$ 1,720,098
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2418

Statement of Changes in Net Assets
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 990,499	$ 1,900,482
Net realized gain (loss) on investments	(255,560)	(521,958)
Change in net unrealized appreciation (depreciation) on investments	985,159	(11,136)
Net increase in net assets resulting from operations	$ 1,720,098	$ 1,367,388
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.35 and $0.78 per share, respectively)	$ (89,542)	$ (174,407)
Class Y ($0.37 and $0.81 per share, respectively)	(912,875)	(2,103,313)
Total distributions to shareholders	$ (1,002,417)	$ (2,277,720)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 9,847,818	$ 3,189,419
Reinvestment of distributions	812,261	1,844,746
Cost of shares repurchased	(3,176,517)	(6,921,356)
Net increase (decrease) in net assets resulting from Fund share transactions	$ 7,483,562	$ (1,887,191)
Net increase (decrease) in net assets	$ 8,201,243	$ (2,797,523)
NET ASSETS:
Beginning of period	$23,660,984	$26,458,507
End of period	$31,862,227	$ 23,660,984
	Six Months Ended 1/31/24 Shares (unaudited)	Six Months Ended 1/31/24 Amount (unaudited)	Year Ended 7/31/23 Shares	Year Ended 7/31/23 Amount
Class A
Shares sold	34,010	$ 312,448	2,560	$ 23,158
Reinvestment of distributions	8,214	75,444	17,642	160,249
Less shares repurchased	(8,679)	(80,287)	(2,128)	(19,031)
Net increase	33,545	$ 307,605	18,074	$ 164,376
Class Y
Shares sold	1,031,876	$ 9,535,370	347,347	$ 3,166,261
Reinvestment of distributions	80,094	736,817	185,375	1,684,497
Less shares repurchased	(338,872)	(3,096,230)	(760,712)	(6,902,325)
Net increase (decrease)	773,098	$ 7,175,957	(227,990)	$(2,051,567)
The accompanying notes are an integral part of these financial statements.
19Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Financial Highlights
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	7/2/21 to 7/31/21*
Class A
Net asset value, beginning of period	$ 9.12	$ 9.43	$10.11	$10.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.35	$ 0.66	$ 0.45	$ 0.04
Net realized and unrealized gain (loss) on investments	0.24	(0.19)	(0.55)	(0.01)
Net increase (decrease) from investment operations	$ 0.59	$ 0.47	$ (0.10)	$ 0.03
Distributions to shareholders:
Net investment income	$ (0.35)	$ (0.63)	$ (0.45)	$ (0.04)
Net realized gain	—	(0.15)	(0.13)	—
Total distributions	$ (0.35)	$ (0.78)	$ (0.58)	$ (0.04)
Net increase (decrease) in net asset value	$ 0.24	$ (0.31)	$ (0.68)	$ (0.01)
Net asset value, end of period	$ 9.36	$ 9.12	$ 9.43	$10.11
Total return (b)	6.66%(c)	5.36%	(1.03)%	0.27%(c)
Ratio of net expenses to average net assets	0.90%(d)	0.90%	0.88%	0.90%(d)
Ratio of net investment income (loss) to average net assets	7.59%(d)	7.19%	4.58%	4.56%(d)
Portfolio turnover rate	18%(c)	38%	36%	59%(c)
Net assets, end of period (in thousands)	$2,500	$2,127	$2,031	$2,029
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.76%(d)	1.87%	1.97%	5.42%(d)
Net investment income (loss) to average net assets	6.73%(d)	6.22%	3.49%	0.04%(d)
*	Class A commenced operations on July 2, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2420

Financial Highlights  (continued)
	Six Months Ended 1/31/24 (unaudited)	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	12/10/19 to 7/31/20*
Class Y
Net asset value, beginning of period	$ 9.12	$ 9.44	$ 10.11	$ 8.67	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.36	$ 0.67	$ 0.48	$ 0.45	$ 0.28
Net realized and unrealized gain (loss) on investments	0.26	(0.18)	(0.54)	1.60	(1.33)
Net increase (decrease) from investment operations	$ 0.62	$ 0.49	$ (0.06)	$ 2.05	$ (1.05)
Distributions to shareholders:
Net investment income	$ (0.37)	$ (0.66)	$ (0.48)	$ (0.45)	$ (0.28)
Net realized gain	—	(0.15)	(0.13)	(0.16)	—
Total distributions	$ (0.37)	$ (0.81)	$ (0.61)	$ (0.61)	$ (0.28)
Net increase (decrease) in net asset value	$ 0.25	$ (0.32)	$ (0.67)	$ 1.44	$ (1.33)
Net asset value, end of period	$ 9.37	$ 9.12	$ 9.44	$ 10.11	$ 8.67
Total return (b)	6.90%(c)	5.51%	(0.68)%	24.32%	(10.30)%(c)
Ratio of net expenses to average net assets	0.65%(d)	0.65%	0.65%	0.96%	0.99%(d)
Ratio of net investment income (loss) to average net assets	7.83%(d)	7.39%	4.88%	4.69%	5.06%(d)
Portfolio turnover rate	18%(c)	38%	36%	59%	82%(c)
Net assets, end of period (in thousands)	$29,363	$21,534	$24,428	$19,958	$17,656
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.54%(d)	1.64%	1.76%	2.50%	2.62%(d)
Net investment income (loss) to average net assets	6.94%(d)	6.40%	3.77%	3.15%	3.43%(d)
*	Class Y commenced operations on December 10, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
21Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Notes to Financial Statements  |  1/31/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Securitized Income Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 30, 2021, is the successor to Pioneer Securitized Income Fund, a closed-end interval fund (the “Predecessor Fund”). The Predecessor Fund transferred all of the net assets of common shares of the Predecessor Fund in exchange for Class Y shares of the Fund on June 30, 2021, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (the “Reorganization”) approved by the Board of Trustees of the Fund and the Predecessor Fund and by the majority shareholder of the Predecessor Fund. Accordingly, the Reorganization, which was a tax-free event to shareholders, had no effect on the Fund’s operations. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund, and as such, the financial statements, and financial highlights for Class Y shares, reflect the financial information of the Predecessor Fund through June 30, 2021. The investment objective of the Fund is total return.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. As noted above, all of the net assets of common shares of the Predecessor Fund, which commenced operations on December 10, 2019, were transferred in exchange for Class Y shares of the Fund on June 30, 2021. Class A shares commenced operations on July 2, 2021. Class C and Class K shares had not commenced operations as of January 31, 2024.  Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2422

with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities,
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historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the ﬁnancial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a signiﬁcant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a signiﬁcant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ signiﬁcantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2424

debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of January 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$1,849,272
Long-term capital gains	428,448
Total	$2,277,720
25Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 64,425
Capital loss carryforward	(669,671)
Other book/tax temporary differences	(41,054)
Net unrealized depreciation	(1,556,605)
Total	$(2,202,905)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the mark to market of futures contracts.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor did not earn underwriting commissions on the sale of Class A shares during the six months ended January 31, 2024.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia,
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other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
27Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law
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and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Normally, the Fund invests at least 80% of its net assets in securitized asset instruments. The Fund invests in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or
29Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark
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replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
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G.	TBA Purchase and Sales Commitments
The Fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of January 31, 2024, no collateral was pledged by the Fund. Collateral received from counterparties totaled $0 for TBAs.
H.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2024 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2432

Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of futures contracts long position and futures contracts short position during the six months ended January 31, 2024 was $6,859,016 and $0, respectively. Open futures contracts outstanding at January 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion. For the six months ended January 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.55% (annualized) of the Fund's average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.90% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2024. There can be no assurance that the Adviser will extend the expense limitations beyond the
33Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2024 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $2,347 in management fees payable to the Adviser at January 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended January 31, 2024, the Fund paid $4,184 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $679 and a payable for administrative expenses of $740, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$ 63
Class Y	418
Total	$481
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2434

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Reflected on the Statement of Assets and Liabilities is $85 in distribution fees payable to the Distributor at January 31, 2024.
In addition, redemptions of each Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2024, no CDSCs were paid to the Distributor.
6. Line of Credit Facility
Effective January 31, 2024, the Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.05% of the total credit facility and the commitment fee in the amount of 0.20% of the daily unused portion of each lender's commitment is allocated among participating funds based on an allocation schedule set forth in the credit facility. For the six months ended January 31, 2024, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
35Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$117,667	$ —	$ —	$ —	$ —
Total Value	$117,667	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (311,566)	$ —	$ —	$ —	$ —
Total Value	$(311,566)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ 287,981	$ —	$ —	$ —	$ —
Total Value	$ 287,981	$—	$—	$—	$—
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2436

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Securitized Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
37Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2438

with the performance of the Fund’s benchmark index.  They also discussed the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions with respect to the Fund were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs
39Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2440

investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
41Pioneer Securitized Income Fund | Semiannual Report | 1/31/24

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
Pioneer Securitized Income Fund | Semiannual Report | 1/31/2442

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 31994-04-0324

Amundi Climate Transition Core Bond Fund
Semiannual Report  |  January 31, 2024

A: CTBAX	C: ACTCX	K: ACTKX	Y: CTCYX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

visit us: www.amundi.com/us

Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/241

Portfolio Summary  |  1/31/24
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	European Investment Bank, 2.125%, 4/13/26	4.06%
2.	Federal Home Loan Mortgage Corp., 5.50%, 2/1/53	3.57
3.	Federal National Mortgage Association, 2.00%, 2/1/52	3.47
4.	Federal Home Loan Mortgage Corp., 3.50%, 6/1/52	3.46
5.	Federal Home Loan Mortgage Corp., 3.00%, 4/1/42	3.45
6.	Federal Home Loan Mortgage Corp., 5.00%, 2/1/53	3.40
7.	Federal Home Loan Mortgage Corp., 2.50%, 3/1/52	3.40
8.	Federal Home Loan Mortgage Corp., 1.50%, 3/1/37	3.36
9.	Federal National Mortgage Association, 2.50%, 4/1/52	3.35
10.	U.S. Treasury Bills, 2/20/24	3.02
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
2Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Prices and Distributions  |  1/31/24
Net Asset Value per Share
Class	1/31/24	7/31/23
A	$9.85	$9.75
C	$9.84	$9.75
K	$9.85	$9.75
Y	$9.85	$9.75

Distributions per Share: 8/1/23 - 1/31/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2561	$—	$—
C	$0.2203	$—	$—
K	$0.2680	$—	$—
Y	$0.2680	$—	$—
Index Definition
The Bloomberg U.S. Aggregate Bond Index is an unmanaged measure of the US bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do  not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 4 - 7.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/243

Performance Update | 1/31/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Amundi Climate Transition Core Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	2.99%	-1.13%	2.44%
1 Year	2.57	-2.01	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
2.57%	0.74%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class A shares of the Fund shown in the graph above is from the inception of Class A shares on 12/15/22 through 1/31/24. Index information shown in the graph above is from 12/31/22 through 1/31/24.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
4Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Amundi Climate Transition Core Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2024)
Period	If Held	If Redeemed	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	2.16%	2.16%	2.44%
1 Year	1.70	0.72	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
3.32%	1.49%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. "If Redeemed" returns reflect the deduction of the CDSC for periods up to one year, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class C shares of the Fund shown in the graph above is from the inception of Class C shares on 12/15/22 through 1/31/24. Index information shown in the graph above is from 12/31/22 through 1/31/24.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/245

Performance Update | 1/31/24	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Amundi Climate Transition Core Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	3.23%	2.44%
1 Year	2.82	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
2.32%	0.46%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class K shares of the Fund shown in the graph above is from the inception of Class K shares on 12/15/22 through 1/31/24. Index information shown in the graph above is from 12/31/22 through 1/31/24.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
6Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Performance Update | 1/31/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Amundi Climate Transition Core Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.*
Average Annual Total Returns (As of January 31, 2024)
Period	Net Asset Value (NAV)	Bloomberg U.S. Aggregate Bond Index
Since Inception (12/15/22)	3.23%	2.44%
1 Year	2.82	2.10
Expense Ratio (Per prospectus dated December 1, 2023)
Gross	Net
2.32%	0.46%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares of the Fund shown in the graph above is from the inception of Class Y shares on 12/15/22 through 1/31/24. Index information shown in the graph above is from 12/31/22 through 1/31/24.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/247

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Amundi Climate Transition Core Bond Fund
Based on actual returns from August 1, 2023 through January 31, 2024.
Share Class	A	C	K	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,037.40	$1,032.50	$1,038.70	$1,038.70
Expenses Paid During Period*	$3.58	$7.41	$2.31	$2.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, 1.45%, 0.45%, and 0.45% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the one-half year period).
8Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Amundi Climate Transition Core Bond Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2023 through January 31, 2024.
Share Class	A	C	K	Y
Beginning Account Value on 8/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/24	$1,021.62	$1,017.85	$1,022.87	$1,022.87
Expenses Paid During Period*	$3.56	$7.35	$2.29	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, 1.45%, 0.45%, and 0.45% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reﬂect the one-half year period).
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/249

Schedule of Investments  |  1/31/24
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 97.1%
	Asset Backed Securities — 5.0% of Net Assets
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class C, 6.36%, 12/20/29 (144A)	$ 101,654
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 7.298% (1 Month Term SOFR + 196 bps), 8/15/34 (144A)	95,760
100,000(b)	Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class C, 6.24%, 4/20/27 (144A)	100,378
100,000(c)	B2R Mortgage Trust, Series 2015-2, Class E, 6.001%, 11/15/48 (144A)	98,406
78,280	BOF VII AL Funding Trust I, Series 2023-CAR3, Class A2, 6.291%, 7/26/32 (144A)	78,923
100,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.13%, 2/15/30	103,516
21,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.18%, 8/15/29 (144A)	21,707
100,000	HPEFS Equipment Trust, Series 2024-1A, Class D, 5.82%, 11/20/31 (144A)	100,128
99,817	Progress Residential Trust, Series 2021-SFR7, Class A, 1.692%, 8/17/40 (144A)	86,826
91,013(a)	ReadyCap Lending Small Business Loan Trust, Series 2023-3, Class A, 8.57% (PRIME + 7 bps), 4/25/48 (144A)	91,626
159,191(a)	STAR Trust, Series 2021-SFR1, Class A, 6.048% (1 Month Term SOFR + 71 bps), 4/17/38 (144A)	157,496
	Total Asset Backed Securities (Cost $1,017,187)	$1,036,420

	Collateralized Mortgage Obligations—1.8% of Net Assets
33,685(a)	Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M1, 6.195% (SOFR30A + 85 bps), 12/25/41 (144A)	$ 33,669
100,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M2, 7.145% (SOFR30A + 180 bps), 11/25/41 (144A)	100,625
69,984(c)	Seasoned Credit Risk Transfer Trust, Series 2016-1, Class M2, 3.75%, 9/25/55 (144A)	62,595
100,000(c)	Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.75%, 10/25/58	94,309
89,385(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	74,724
	Total Collateralized Mortgage Obligations (Cost $354,598)	$365,922

The accompanying notes are an integral part of these financial statements.
10Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—5.4% of Net Assets
100,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	$ 90,079
476,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KG04, Class A2, 1.487%, 11/25/30	395,914
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KG06, Class A2, 1.777%, 10/25/31	415,511
250,000	SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41 (144A)	209,890
	Total Commercial Mortgage-Backed Securities (Cost $1,141,813)	$1,111,394

	Corporate Bonds — 38.8% of Net Assets
	Aerospace & Defense — 0.5%
100,000	Boeing Co., 5.805%, 5/1/50	$ 100,144
	Total Aerospace & Defense	$100,144

	Auto Manufacturers — 4.8%
50,000	American Honda Finance Corp., 5.65%, 11/15/28	$ 52,257
150,000	Daimler Truck Finance North America LLC, 5.125%, 1/19/28 (144A)	151,699
105,000	Ford Motor Co., 6.10%, 8/19/32	105,217
105,000	General Motors Co., 5.60%, 10/15/32	106,493
45,000	General Motors Financial Co., Inc., 6.10%, 1/7/34	46,395
40,000	Hyundai Capital America, 5.80%, 6/26/25 (144A)	40,280
120,000	Hyundai Capital America, 6.375%, 4/8/30 (144A)	127,758
150,000	Mercedes-Benz Finance North America LLC, 4.85%, 1/11/29 (144A)	150,882
200,000	Volkswagen Group of America Finance LLC, 5.90%, 9/12/33 (144A)	207,170
	Total Auto Manufacturers	$988,151

	Banks — 16.3%
300,000(c)	Bank of America Corp., 1.658% (SOFR + 91 bps), 3/11/27	$ 279,200
120,000(c)	Bank of America Corp., 2.687% (SOFR + 132 bps), 4/22/32	101,870
300,000(c)	Bank of New York Mellon Corp., 4.543% (SOFR + 117 bps), 2/1/29	298,360
150,000	Bank of Nova Scotia, 4.75%, 2/2/26	149,812
200,000(c)	Barclays Plc, 6.224% (SOFR + 298 bps), 5/9/34	205,982
200,000(c)	BNP Paribas S.A., 5.125% (1 Year CMT Index + 145 bps), 1/13/29 (144A)	200,993
100,000	Citigroup, Inc., 4.45%, 9/29/27	98,039
20,000(c)	Citizens Financial Group, Inc., 5.841% (SOFR + 201 bps), 1/23/30	20,139
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2411

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
100,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month Term SOFR + 156 bps), 5/1/29	$ 96,762
200,000	Intesa Sanpaolo S.p.A., 7.80%, 11/28/53 (144A)	219,357
100,000(c)	JPMorgan Chase & Co., 5.717% (SOFR + 258 bps), 9/14/33	103,055
250,000	KeyBank N.A., 5.00%, 1/26/33	233,009
130,000(c)	Morgan Stanley, 2.484% (SOFR + 136 bps), 9/16/36	103,888
30,000(c)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	30,632
200,000(c)	NatWest Group Plc, 5.847% (1 Year CMT Index + 135 bps), 3/2/27	201,883
200,000(c)	Standard Chartered Plc, 6.097% (1 Year CMT Index + 210 bps), 1/11/35 (144A)	204,215
200,000	Sumitomo Mitsui Financial Group, Inc., 5.52%, 1/13/28	204,665
20,000(c)	Truist Financial Corp., 5.435% (SOFR + 162 bps), 1/24/30	20,170
200,000(c)	UBS Group AG, 5.711% (1 Year CMT Index + 155 bps), 1/12/27 (144A)	201,190
300,000(c)	US Bancorp, 4.653% (SOFR + 123 bps), 2/1/29	295,557
100,000(c)	Wells Fargo & Co., 3.526% (SOFR + 151 bps), 3/24/28	95,840
	Total Banks	$3,364,618

	Beverages — 0.5%
100,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	$ 98,786
	Total Beverages	$98,786

	Biotechnology — 0.2%
35,000	Amgen, Inc., 5.25%, 3/2/33	$ 35,706
	Total Biotechnology	$35,706

	Building Materials — 0.7%
130,000	Trane Technologies Financing, Ltd., 5.25%, 3/3/33	$ 134,326
	Total Building Materials	$134,326

	Chemicals — 0.5%
100,000	Albemarle Corp., 5.05%, 6/1/32	$ 97,156
	Total Chemicals	$97,156

	Commercial Services — 0.7%
130,000	S&P Global, Inc., 5.25%, 9/15/33 (144A)	$ 134,424
	Total Commercial Services	$134,424

	Diversified Financial Services — 3.7%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	$ 139,127
100,000	Air Lease Corp., 5.30%, 2/1/28	100,791
The accompanying notes are an integral part of these financial statements.
12Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
100,000(c)	Ally Financial, Inc., 6.848% (SOFR + 282 bps), 1/3/30	$ 103,236
50,000	Ameriprise Financial, Inc., 5.15%, 5/15/33	51,175
150,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	153,392
150,000(c)	Capital One Financial Corp., 5.468% (SOFR + 208 bps), 2/1/29	150,245
30,000(c)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	29,966
30,000(c)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	31,077
	Total Diversified Financial Services	$759,009

	Electric — 1.0%
100,000	Ameren Corp., 5.70%, 12/1/26	$ 102,214
100,000	Eversource Energy, 5.45%, 3/1/28	101,811
	Total Electric	$204,025

	Hand & Machine Tools — 0.4%
85,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	$ 87,371
	Total Hand & Machine Tools	$87,371

	Healthcare-Products — 0.2%
45,000	Medtronic Global Holdings SCA, 4.50%, 3/30/33	$ 44,601
	Total Healthcare-Products	$44,601

	Insurance — 0.9%
80,000	New York Life Global Funding, 4.55%, 1/28/33 (144A)	$ 77,809
100,000	New York Life Global Funding, 4.85%, 1/9/28 (144A)	100,781
	Total Insurance	$178,590

	Lodging — 0.1%
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	$ 30,063
	Total Lodging	$30,063

	Machinery-Diversified — 0.4%
40,000	CNH Industrial Capital LLC, 4.55%, 4/10/28	$ 39,664
45,000	CNH Industrial Capital LLC, 5.50%, 1/12/29	46,277
	Total Machinery-Diversified	$85,941

	Oil & Gas — 0.9%
175,000	Aker BP ASA, 6.00%, 6/13/33 (144A)	$ 181,542
	Total Oil & Gas	$181,542

	Pharmaceuticals — 2.3%
130,000	AbbVie, Inc., 4.50%, 5/14/35	$ 126,873
300,000	Cigna Group, 4.375%, 10/15/28	295,819
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2413

Schedule of Investments  |  1/31/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Pharmaceuticals — (continued)
5,000	CVS Health Corp., 5.25%, 1/30/31	$ 5,089
55,000	CVS Health Corp., 5.25%, 2/21/33	55,676
	Total Pharmaceuticals	$483,457

	Pipelines — 0.5%
100,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	$ 102,047
	Total Pipelines	$102,047

	REITs — 2.2%
71,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	$ 43,526
100,000	Simon Property Group LP , 5.50%, 3/8/33	103,386
170,000	Sun Communities Operating LP, 5.50%, 1/15/29	171,624
35,000	Sun Communities Operating LP , 5.70%, 1/15/33	35,322
100,000	Weyerhaeuser Co., 4.75%, 5/15/26	99,486
	Total REITs	$453,344

	Retail — 1.2%
100,000	AutoZone, Inc., 4.50%, 2/1/28	$ 99,084
100,000	Lowe's Cos., Inc., 5.15%, 7/1/33	102,164
50,000	O'Reilly Automotive, Inc., 5.75%, 11/20/26	51,237
	Total Retail	$252,485

	Semiconductors — 0.5%
120,000	Broadcom, Inc., 3.469%, 4/15/34 (144A)	$ 104,231
	Total Semiconductors	$104,231

	Telecommunications — 0.3%
60,000	Verizon Communications, Inc., 5.05%, 5/9/33	$ 60,614
	Total Telecommunications	$60,614

	Total Corporate Bonds (Cost $7,842,655)	$7,980,631

	Insurance-Linked Securities — 4.9% of Net Assets#
	Event Linked Bonds — 4.9%
	Multiperil – U.S. — 1.2%
250,000(a)	Sanders Re III, 8.942%, (3 Month U.S. Treasury Bill + 361 bps), 4/7/26 (144A)	$ 241,500
	Windstorm – Florida — 1.2%
250,000(a)	Everglades Re II, 12.957%, (1 Month U.S. Treasury Bill + 763 bps), 5/14/24 (144A)	$ 253,250
The accompanying notes are an integral part of these financial statements.
14Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Principal Amount USD ($)		Value
	Windstorm – North Carolina — 1.2%
250,000(a)	Cape Lookout Re, 9.029%, (1 Month U.S. Treasury Bill + 370 bps), 3/22/24 (144A)	$ 249,750
	Windstorm – U.S. — 1.3%
250,000(a)	Gateway Re, 15.332%, (1 Month U.S. Treasury Bill + 1,000 bps), 7/8/26 (144A)	$ 259,975
	Total Event Linked Bonds	$ 1,004,475

	Total Insurance-Linked Securities (Cost $988,155)	$1,004,475

	Foreign Government Bond — 3.9% of Net Assets
	Supranational — 3.9%
850,000	European Investment Bank, 2.125%, 4/13/26	$ 812,504
	Total Supranational	$812,504

	Total Foreign Government Bond (Cost $819,765)	$812,504

	U.S. Government and Agency Obligations — 37.3% of Net Assets
767,409	Federal Home Loan Mortgage Corp., 1.500%, 3/1/37	$ 671,370
245,321	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	207,046
805,956	Federal Home Loan Mortgage Corp., 2.500%, 3/1/52	678,968
770,502	Federal Home Loan Mortgage Corp., 3.000%, 4/1/42	690,531
758,989	Federal Home Loan Mortgage Corp., 3.500%, 6/1/52	691,067
689,120	Federal Home Loan Mortgage Corp., 5.000%, 2/1/53	680,425
709,344	Federal Home Loan Mortgage Corp., 5.500%, 2/1/53	713,048
857,348	Federal National Mortgage Association, 2.000%, 2/1/52	693,164
525,196	Federal National Mortgage Association, 2.500%, 7/1/37	483,518
795,822	Federal National Mortgage Association, 2.500%, 4/1/52	669,940
250,000	Federal National Mortgage Association, 3.010%, 8/1/34	215,915
500,000	Federal National Mortgage Association, 3.190%, 6/1/29	470,743
605,000(d)	U.S. Treasury Bills, 2/20/24	603,320
72,400	U.S. Treasury Bonds, 4.000%, 11/15/52	69,560
162,175	U.S. Treasury Inflation Indexed Bonds, 1.500%, 2/15/53	145,250
	Total U.S. Government and Agency Obligations (Cost $7,871,727)	$7,683,865

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.1% (Cost $20,035,900)	$19,995,211
	OTHER ASSETS AND LIABILITIES — 2.9%	$ 596,329
	net assets — 100.0%	$ 20,591,540

The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2415

Schedule of Investments  |  1/31/24
(unaudited) (continued)
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At January 31, 2024, the value of these securities amounted to $4,984,165, or 24.2% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2024.
(b)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2024.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Cape Lookout Re	10/27/2023	$249,505	$ 249,750
Everglades Re II	10/25/2023	250,250	253,250
Gateway Re	7/14/2023	250,000	259,975
Sanders Re III	10/2/2023	238,400	241,500
Total Restricted Securities			$1,004,475
% of Net assets			4.9%
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
35	U.S. 5 Year Note (CBT)	3/28/24	$3,719,069	$3,793,672	$ 74,603
5	U.S. 10 Year Ultra Bond (CBT)	3/19/24	571,232	584,375	13,143
11	U.S. Ultra Bond (CBT)	3/19/24	1,349,545	1,421,406	71,861
			$5,639,846	$5,799,453	$159,607
The accompanying notes are an integral part of these financial statements.
16Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
2	U.S. Long Bond (CBT)	3/19/24	$ (231,307)	$ (244,687)	$ (13,380)
TOTAL FUTURES CONTRACTS			$5,408,539	$5,554,766	$146,227
Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 133,128	$ 482,157
Other Long-Term Securities	$3,457,042	$3,795,496
At January 31, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $19,973,186 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 388,061
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(219,809)
Net unrealized appreciation	$ 168,252
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2417

Schedule of Investments  |  1/31/24
(unaudited) (continued)
The following is a summary of the inputs used as of January 31, 2024 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$ 1,036,420	$—	$ 1,036,420
Collateralized Mortgage Obligations	—	365,922	—	365,922
Commercial Mortgage-Backed Securities	—	1,111,394	—	1,111,394
Corporate Bonds	—	7,980,631	—	7,980,631
Insurance-Linked Securities
Event Linked Bonds	—	1,004,475	—	1,004,475
Foreign Government Bond	—	812,504	—	812,504
U.S. Government and Agency Obligations	—	7,683,865	—	7,683,865
Total Investments in Securities	$ —	$19,995,211	$ —	$19,995,211
Other Financial Instruments
Net unrealized appreciation on futures contracts	$146,227	$ —	$—	$ 146,227
Total Other Financial Instruments	$ 146,227	$ —	$ —	$ 146,227
During the period ended January 31, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
18Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Statement of Assets and Liabilities  |  1/31/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $20,035,900)	$19,995,211
Cash	124,230
Futures collateral	461,898
Variation margin for futures contracts	34,586
Receivables —
Interest	146,284
Due from the Adviser	4,199
Other assets	52,685
Total assets	$ 20,819,093
LIABILITIES:
Payables —
Investment securities purchased	$ 134,969
Fund shares repurchased	47
Distributions	12,020
Trustees’ fees	662
Professional fees	52,920
Printing expense	14,501
Management fees	973
Administrative expenses	465
Distribution fees	173
Accrued expenses	10,823
Total liabilities	$ 227,553
NET ASSETS:
Paid-in capital	$20,890,955
Distributable earnings	(299,415)
Net assets	$ 20,591,540
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,041,084/105,741 shares)	$ 9.85
Class C (based on $1,019,005/103,543 shares)	$ 9.84
Class K (based on $1,028,861/104,499 shares)	$ 9.85
Class Y (based on $17,502,590/1,777,693 shares)	$ 9.85
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.85 net asset value per share/100%-4.50% maximum sales charge)	$ 10.31
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2419

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 530,985
Total Investment Income		$ 530,985
EXPENSES:
Management fees	$ 34,555
Administrative expenses	7,136
Transfer agent fees
Class A	7
Class C	4
Class K	7
Class Y	4
Distribution fees
Class A	1,244
Class C	4,900
Shareholder communications expense	24
Custodian fees	250
Registration fees	38,689
Professional fees	45,961
Printing expense	8,728
Officers’ and Trustees’ fees	4,048
Insurance expense	166
Miscellaneous	9,267
Total expenses		$ 154,990
Less fees waived and expenses reimbursed by the Adviser		(104,395)
Net expenses		$ 50,595
Net investment income		$ 480,390
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(305,557)
Futures contracts	(11,681)	$(317,238)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 370,917
Futures contracts	208,941	$ 579,858
Net realized and unrealized gain (loss) on investments		$ 262,620
Net increase in net assets resulting from operations		$ 743,010
The accompanying notes are an integral part of these financial statements.
20Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Statements of Changes in Net Assets
	Six Months Ended to 1/31/24 (unaudited)	Period From 12/15/22* to 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 480,390	$ 565,610
Net realized gain (loss) on investments	(317,238)	(133,890)
Change in net unrealized appreciation (depreciation) on investments	579,858	(474,320)
Net increase in net assets resulting from operations	$ 743,010	$ (42,600)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.26 and $0.21 per share, respectively)	$ (26,616)	$ (22,065)
Class C ($0.22 and $0.17 per share, respectively)	(22,536)	(17,208)
Class K ($0.27 and $0.23 per share, respectively)	(27,602)	(23,093)
Class Y ($0.27 and $0.23 per share, respectively)	(469,362)	(392,579)
Total distributions to shareholders	$ (546,116)	$ (454,945)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 25,616	$20,075,696
Reinvestment of distributions	478,701	386,710
Cost of shares repurchased	(116)	(74,416)
Net increase in net assets resulting from Fund share transactions	$ 504,201	$20,387,990
Net increase in net assets	$ 701,095	$ 19,890,445
NET ASSETS:
Beginning of period	$19,890,445	$ —
End of period	$ 20,591,540	$ 19,890,445
*	The Fund commenced operations on December 15, 2022.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2421

Statements of Changes in Net Assets (continued)
	Six Months Ended to 1/31/24 Shares (unaudited)	Six Months Ended to 1/31/24 Amount (unaudited)	Period From 12/15/22* to 7/31/23 Shares	Period From 12/15/22* to 7/31/23 Amount
Class A
Shares sold	1,455	$ 13,616	107,585	$ 1,075,696
Reinvestment of distributions	2,426	23,384	1,901	18,753
Less shares repurchased	—	—	(7,625)	(74,416)
Net increase	3,881	$ 37,000	101,861	$ 1,020,033
Class C
Shares sold	—	$ —	100,000	$ 1,000,000
Reinvestment of distributions	2,060	19,870	1,483	14,627
Less shares repurchased	—	—	—	—
Net increase	2,060	$ 19,870	101,483	$ 1,014,627
Class K
Shares sold	—	$ —	100,000	$ 1,000,000
Reinvestment of distributions	2,510	24,185	1,989	19,630
Less shares repurchased	—	—	—	—
Net increase	2,510	$ 24,185	101,989	$ 1,019,630
Class Y
Shares sold	1,211	$ 12,000	1,700,000	$17,000,000
Reinvestment of distributions	42,676	411,262	33,818	333,700
Less shares repurchased	(12)	(116)	—	—
Net increase	43,875	$423,146	1,733,818	$17,333,700
*	The Fund commenced operations on December 15, 2022.
The accompanying notes are an integral part of these financial statements.
22Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Financial Highlights
	Six Months Ended 1/31/24 (unaudited)	12/15/22* to 7/31/23
Class A
Net asset value, beginning of period	$ 9.75	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.27
Net realized and unrealized gain (loss) on investments	0.14	(0.31)
Net increase (decrease) from investment operations	$ 0.36	$ (0.04)
Distributions to shareholders:
Net investment income	$ (0.26)	$ (0.21)
Total distributions	$ (0.26)	$ (0.21)
Net increase (decrease) in net asset value	$ 0.10	$ (0.25)
Net asset value, end of period	$ 9.85	$ 9.75
Total return (b)	3.74%(c)	(0.36)%(c)
Ratio of net expenses to average net assets	0.70%(d)	0.46%(d)
Ratio of net investment income (loss) to average net assets	4.68%(d)	4.36%(d)
Portfolio turnover rate	19%(c)	34%(c)
Net assets, end of period (in thousands)	$1,041	$ 994
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.76%(d)	2.56%(d)
Net investment income (loss) to average net assets	3.62%(d)	2.26%(d)
*	Class A commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2423

Financial Highlights  (continued)
	Six Months Ended 1/31/24 (unaudited)	12/15/22* to 7/31/23
Class C
Net asset value, beginning of period	$ 9.75	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.22
Net realized and unrealized gain (loss) on investments	0.12	(0.30)
Net increase (decrease) from investment operations	$ 0.31	$ (0.08)
Distributions to shareholders:
Net investment income	$ (0.22)	$ (0.17)
Total distributions	$ (0.22)	$ (0.17)
Net increase (decrease) in net asset value	$ 0.09	$ (0.25)
Net asset value, end of period	$ 9.84	$ 9.75
Total return (b)	3.25%(c)	(0.80)%(c)
Ratio of net expenses to average net assets	1.45%(d)	1.21%(d)
Ratio of net investment income (loss) to average net assets	3.93%(d)	3.61%(d)
Portfolio turnover rate	19%(c)	34%(c)
Net assets, end of period (in thousands)	$1,019	$ 990
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.51%(d)	3.31%(d)
Net investment income (loss) to average net assets	2.87%(d)	1.51%(d)
*	Class C commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
24Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

	Six Months Ended 1/31/24 (unaudited)	12/15/22* to 7/31/23
Class K
Net asset value, beginning of period	$ 9.75	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24	$ 0.28
Net realized and unrealized gain (loss) on investments	0.13	(0.30)
Net increase (decrease) from investment operations	$ 0.37	$ (0.02)
Distributions to shareholders:
Net investment income	$ (0.27)	$ (0.23)
Total distributions	$ (0.27)	$ (0.23)
Net increase (decrease) in net asset value	$ 0.10	$ (0.25)
Net asset value, end of period	$ 9.85	$ 9.75
Total return (b)	3.87%(c)	(0.21)%(c)
Ratio of net expenses to average net assets	0.45%(d)	0.21%(d)
Ratio of net investment income (loss) to average net assets	4.93%(d)	4.61%(d)
Portfolio turnover rate	19%(c)	34%(c)
Net assets, end of period (in thousands)	$1,029	$ 995
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.51%(d)	2.31%(d)
Net investment income (loss) to average net assets	3.87%(d)	2.51%(d)
*	Class K commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2425

Financial Highlights  (continued)
	Six Months Ended 1/31/24 (unaudited)	12/15/22* to 7/31/23
Class Y
Net asset value, beginning of period	$ 9.75	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24	$ 0.28
Net realized and unrealized gain (loss) on investments	0.13	(0.30)
Net increase (decrease) from investment operations	$ 0.37	$ (0.02)
Distributions to shareholders:
Net investment income	$ (0.27)	$ (0.23)
Total distributions	$ (0.27)	$ (0.23)
Net increase (decrease) in net asset value	$ 0.10	$ (0.25)
Net asset value, end of period	$ 9.85	$ 9.75
Total return (b)	3.87%(c)	(0.21)%(c)
Ratio of net expenses to average net assets	0.45%(d)	0.21%(d)
Ratio of net investment income (loss) to average net assets	4.93%(d)	4.61%(d)
Portfolio turnover rate	19%(c)	34%(c)
Net assets, end of period (in thousands)	$17,503	$16,912
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.51%(d)	2.31%(d)
Net investment income (loss) to average net assets	3.87%(d)	2.51%(d)
*	Class Y commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
26Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Notes to Financial Statements  |  1/31/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Amundi Climate Transition Core Bond Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek a combination of income and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C, Class K and Class Y commenced operations on December 15, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2427

derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable
28Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2429

value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S.
30Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of January 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of distributions paid during the period ended July 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$454,945
Total	$454,945
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 102,050
Capital loss carryforward	(176,539)
Other book/tax temporary differences	(10,214)
Net unrealized depreciation	(411,606)
Total	$(496,309)
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2431

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the mark to market of futures contracts.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor did not earn underwriting commissions on the sale of Class A shares during the six months ended January 31, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened
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uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment
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will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and
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food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income investments that meet Amundi US's climate transition criteria (the “Climate Transition Criteria”). Amundi US’s consideration of the Climate Transition Criteria in making investment decisions will result in the exclusion of investments the issuers of which do not meet the Climate Transition Criteria. To the extent other ESG information is considered in making investment decisions, such other ESG information also may result in the exclusion of investments. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider the Climate Transition Criteria or ESG information, which may mean forgoing some investment opportunities available to funds that do not consider these criteria or information or having a portfolio with fewer holdings and/or less issuer diversification. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers the Climate Transition Criteria or ESG information. Amundi US may use third party climate information (such as pertaining to carbon-related issuer characteristics or whether an issuer has a viable sustainability plan) or ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Amundi US's focus on the carbon and climate-related characteristics of issuers may increase the Fund’s exposure to certain investments. The Fund is more susceptible to events or factors adversely affecting such investments, such as a decrease in governmental or other support for climate-related or environmental initiatives or an increase in the cost of implementing climate-related initiatives. The Fund’s relative performance also may be affected, depending on whether such investments are in or out of favor with the market. Under certain market conditions, the Fund may underperform funds that invest in a broader array of investments.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more
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difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any
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insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at January 31, 2024 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks
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to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2024 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency
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exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the six months ended January 31, 2024 were $6,351,109 and $623,646, respectively. Open futures contracts outstanding at January 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $5 billion of the Fund’s average daily net assets and 0.25% of the Fund’s average daily net assets over $6 billion. For the six months ended January 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.73%, 1.48%, 0.45% and 0.45%, of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations will be in effect through December 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $973 in management fees payable to the Adviser at January 31, 2024.
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3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended January 31, 2024, the Fund paid $4,048 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $662 and a payable for administrative expenses of $465, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$ 7
Class C	6
Class K	6
Class Y	5
Total	$24
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services
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and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $173 in distribution fees payable to the Distributor at January 31, 2024.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2024, no CDSCs were paid to the Distributor.
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6.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$159,607	$ —	$ —	$ —	$ —
Total Value	$159,607	$—	$—	$—	$—
Liabilities
Net unrealized depreciation on futures contracts*	$ 13,380	$ —	$ —	$ —	$ —
Total Value	$ 13,380	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (11,681)	$ —	$ —	$ —	$ —
Total Value	$ (11,681)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$208,941	$ —	$ —	$ —	$ —
Total Value	$208,941	$—	$—	$—	$—
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2443

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Amundi Climate Transition Core Bond Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund.  They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel.  The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees noted that the Fund commenced operations on December 15, 2022.  In considering the Fund’s performance, the Trustees regularly review
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and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal period was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal period was in the first quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with
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the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
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Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
48Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/24

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
Amundi Climate Transition Core Bond Fund | Semiannual Report | 1/31/2449

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 33125-01-0324

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule	• AICPA attest and agreed-upon procedures • Technology control assessments

	210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE

SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date April 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date April 3, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date April 3, 2024

*	Print the name and title of each signing officer under his or her signature.